              As filed with the Securities and Exchange Commission

                               on March 29, 1996

                                                      Registration Nos. 33-24753
                                                                        811-5668
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /X/

         Pre-Effective Amendment No.                                       / /
                                     ---


         Post-Effective Amendment No. 15                                   /X/


                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            / /


         Amendment No. 17                                                  /X/

                        (Check appropriate box or boxes)

                            THE HANOVER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                237 Park Avenue
                           New York, New York  10017
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, including Area Code  (800) 821-2371

                                 Joan V. Fiore
                                   Secretary
                            The Hanover Funds, Inc.
                                237 Park Avenue
                            New York, New York  10017
                    ---------------------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:

Molly Sheehan, Esq.                       Gary Schpero, Esq.

Chemical Bank                             Simpson Thacher & Bartlett
270 Park Avenue                           425 Lexington Avenue
New York, New York  10017                 New York, New York  10017

                             -------------------

                              Page 1 of ___ Pages
                         Index to Exhibits on Page ___

Approximate Date of Proposed Public Offering: As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

                  X  immediately upon filing pursuant to Rule 485(b)
                 ___ on _______ pursuant to Rule 485(b)
                 ___ 60 days after filing pursuant to Rule 485(a)
                 ___ 75 days after filing pursuant to Rule 485(a)
                 ___ on _______ pursuant to Rule 485(a)


                 The Registrant has previously registered an indefinite number of shares of Capital Stock, $.001 par value per share, of all series of the Registrant then existing or thereafter created, under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed its Rule 24f-2 Notice for the fiscal year ended November 30, 1995 on January 19, 1996.

                            THE HANOVER FUNDS, INC.

                      Registration Statement on Form N-1A

                             Cross Reference Sheet
                            Pursuant to Rule 495(A)
                        Under the Securities Act of 1933



N-1A Item No.                                                       Location
-------------                                                       --------

Part A                                                              Prospectus Captions
------                                                              -------------------
Item 1.          Cover Page . . . . . . . . . . . . . . . . . .     Cover Page

Item 2.          Synopsis . . . . . . . . . . . . . . . . . . .     Overview; The Funds' Expenses

Item 3.          Condensed Financial
                 Information  . . . . . . . . . . . . . . . . .     The Funds' Expenses

Item 4.          General Description of
                 Registrant . . . . . . . . . . . . . . . . . .     Organization and Capital Stock; Investment Objectives and
                                                                    Policies; Limiting Investment Risks

Item 5.          Management of the Fund . . . . . . . . . . . .     Management

Item 5A.         Management's Discussion
                 of Fund Performance  . . . . . . . . . . . . .     Not Applicable

Item 6.          Capital Stock and Other
                 Securities . . . . . . . . . . . . . . . . . .     Organization and Capital Stock; Dividends and Distributions;
                                                                    Reports to Shareholders

Item 7.          Purchase of Securities
                 Being Offered  . . . . . . . . . . . . . . . .     Distributor and Plan of Distribution; Pricing of Shares; How to
                                                                    Purchase and Redeem Shares

Item 8.          Redemption or Repurchase . . . . . . . . . . .     How to Purchase and Redeem Shares

Item 9.          Pending Legal Proceedings  . . . . . . . . . .     Not Applicable

N-1A Item No.                                                       Location
-------------                                                       --------

                                                                    Statement of Additional
Part B                                                              Information Caption
------                                                              -----------------------
Item 10.         Cover Page . . . . . . . . . . . . . . . . . .     Cover Page

Item 11.         Table of Contents  . . . . . . . . . . . . . .     Table of Contents

Item 12.         General Information and
                 History  . . . . . . . . . . . . . . . . . . .     Not Applicable

Item 13.         Investment Policies  . . . . . . . . . . . . .     Investment Objectives and Policies; Additional Investment
                                                                    Activities; Limiting Investment Risks

Item 14.         Management of the
                 Registrant . . . . . . . . . . . . . . . . . .     Management

Item 15.         Control Persons and
                 Principal Holders of
                 Securities . . . . . . . . . . . . . . . . . .     Capital Stock

Item 16.         Investment Advisory and
                 Other Services . . . . . . . . . . . . . . . .     Management; Distributor

Item 17.         Brokerage Allocation . . . . . . . . . . . . .     Portfolio Transactions

Item 18.         Capital Stock and Other
                 Securities . . . . . . . . . . . . . . . . . .     Capital Stock

Item 19.         Purchase, Redemption and
                 Pricing of Securities
                 Being Offered  . . . . . . . . . . . . . . . .     Distributor; Net Asset Value

Item 20.         Tax Status . . . . . . . . . . . . . . . . . .     Additional Information Concerning Taxes

Item 21.         Underwriters . . . . . . . . . . . . . . . . .     Distributor

Item 22.         Calculation of
                 Performance Data . . . . . . . . . . . . . . .     Yield

Item 23.         Financial Statements . . . . . . . . . . . . .     Incorporated Financial Statements; Audited Financial Statements

Part C

                 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Post-Effective Amendment to the Registration Statement.

                            THE HANOVER FUNDS, INC.

                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017

    THE HANOVER FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in six separate money market portfolios: The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund. This Prospectus describes each of these money market portfolios (the "Funds"), each having its own investment objectives and policies. Each of the Funds, other than The New York Tax Free Money Market Fund, is a diversified portfolio of the Company.

    THE 100% U.S. TREASURY SECURITIES MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and maximum safety of principal. The 100% U.S. Treasury Securities Money Market Fund invests only in short-term United States Treasury obligations, which are backed by the full faith and credit of the United States Government. Because The 100% U.S. Treasury Securities Money Market Fund invests exclusively in direct United States Treasury obligations, investors may benefit from income tax exclusions and exemptions that are available in certain states or localities.

    THE U.S. TREASURY MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with safety, liquidity and stability of principal. The U.S. Treasury Money Market Fund invests only in short-term United States Treasury obligations, which are backed by the full faith and credit of the United States Government, and repurchase agreements in respect of such obligations.

    THE GOVERNMENT MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Government Money Market Fund invests in short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and may also enter into repurchase agreements with respect to such obligations.

    THE CASH MANAGEMENT FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Cash Management Fund invests in high-quality, short-term United States dollar-denominated money market instruments.

    THE TAX FREE MONEY MARKET FUND'S investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The Tax Free Money Market Fund invests primarily in high-quality, short-term municipal obligations, the interest on which is exempt from federal income tax.

    THE NEW YORK TAX FREE MONEY MARKET FUND'S investment objective is to seek as high a level of current income exempt from federal income tax and New York State and New York City personal income tax as is consistent with liquidity and stability of principal. The New York Tax Free Money Market Fund invests primarily in high-quality, short-term municipal obligations issued by or on behalf of the State of New York or by its instrumentalities or political subdivisions, the interest on which is exempt from federal income tax and New York State and New York City personal income taxes.

    INVESTMENTS IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, CHEMICAL BANK OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORP. ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    Shares are sold without a sales charge by the Funds' distributor. The Funds may bear certain costs in connection with the distribution of their shares as provided in a plan adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"). All purchase and redemption orders must be placed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of Fund shares, or the Funds' distributor. For more information about Shareholder Servicing Agents, see "Management -- Shareholder Servicing Agents" in this Prospectus.


    This Prospectus sets forth concisely the information concerning the Funds that a prospective investor should know before investing in the Funds. This Prospectus should be read and retained for ready reference to information about the Funds. Separate prospectuses with respect to the Funds may be used in addition to this Prospectus. A Statement of Additional Information dated March 29, 1996, containing additional information about the Funds has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. An investor may obtain a Statement of Additional Information without charge by writing the Company at its address shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
       HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
          SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                TO THE CONTRARY IS A CRIMINAL OFFENSE.


March 29, 1996

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Overview..............................................................................    3
The Funds' Expenses...................................................................    4
Financial Highlights..................................................................    6
Investment Objectives and Policies....................................................   10
  The 100% U.S. Treasury Securities Money Market Fund.................................   10
  The U.S. Treasury Money Market Fund.................................................   10
  The Government Money Market Fund....................................................   11
  The Cash Management Fund............................................................   12
  The Tax Free Money Market Fund......................................................   15
  The New York Tax Free Money Market Fund.............................................   17
  Additional Investment Activities....................................................   19
Limiting Investment Risks.............................................................   25
Management............................................................................   26
  Investment Advisers.................................................................   26
  Administrators, Custodian, Transfer Agent and Sub-Transfer Agent....................   27
  Shareholder Servicing Agents........................................................   27
  Regulatory Matters..................................................................   28
  Other Information Concerning Fees and Expenses......................................   28
Pricing of Shares.....................................................................   29
How to Purchase and Redeem Shares.....................................................   29
  Purchase of Shares..................................................................   29
  Redemption of Shares................................................................   30
Dividends and Distributions...........................................................   31
Distributor...........................................................................   31
Yield.................................................................................   32
Taxes.................................................................................   33
Organization and Capital Stock........................................................   36
Reports to Shareholders...............................................................   36

                      ------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    OVERVIEW

     The Company is an open-end management investment company designed to meet short-term investment needs. This Prospectus describes the operations and offers the shares of the following six Funds:

     -- THE 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     -- THE U.S. TREASURY MONEY MARKET FUND
     -- THE GOVERNMENT MONEY MARKET FUND
     -- THE CASH MANAGEMENT FUND
     -- THE TAX FREE MONEY MARKET FUND
     -- THE NEW YORK TAX FREE MONEY MARKET FUND

                              THE FUNDS' EXPENSES


     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will indirectly incur as a beneficial owner of shares in each of the Funds. The table reflects information for the fiscal year ended November 30, 1995 for The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund.



                                            THE 100%                                                       THE
                                          U.S. TREASURY   THE U.S.      THE                    THE TAX   NEW YORK
                                           SECURITIES     TREASURY   GOVERNMENT                 FREE     TAX FREE
                                              MONEY        MONEY       MONEY       THE CASH     MONEY     MONEY
                                             MARKET        MARKET      MARKET     MANAGEMENT   MARKET     MARKET
                                              FUND          FUND        FUND         FUND       FUND       FUND
                                          -------------   --------   ----------   ----------   -------   --------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net
    assets)
  Management fees (after waivers)*......        .12%         .12%        .12%         .12%       .12%       .12%
  12b-1 fees**..........................        .00%         .00%        .00%         .00%       .00%       .00%
  Shareholder servicing fees............        .35%         .35%        .35%         .35%       .35%       .35%
  Other expenses (includes audit,
    administration, custody, legal,
    registration, transfer agency and
    miscellaneous other charges, after
    waivers)+...........................        .11%         .11%        .12%         .11%       .15%       .13%
                                                              --          --           --         --         --
                                                ---
        Total operating expenses
          (after waivers)++.............        .58%         .58%        .59%         .58%       .62%       .60%
                                          =============   ========   ============ ============ ========  ==========


---------------

 * Reflects voluntary waivers of advisory fees for each of the Funds, which are expected to continue for the Company's current fiscal year. Absent these voluntary waivers, the ratio of management fees to the average daily net assets of each Fund would be .15%.

** Each Fund is authorized to spend up to .10% of its net assets annually in accordance with its Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of its shares, but is not expected to do so for the Company's current fiscal year. See "Distributor" in this Prospectus.


 + Restated to eliminate the effect of certain fee waivers which were in effect during the fiscal year ended November 30, 1995. Absent other voluntary waivers, the ratio of other expenses to average daily net assets would have been .13%, .12%, .16% and .14% for The U.S. Treasury Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively.



++ Absent the voluntary waivers of fees, the ratio of total operating expenses to average daily net assets would be .61%, .63%, .62%, .62%, .66% and .64% for The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively.


     For additional information with respect to the expenses identified in the table above, see "Financial Highlights," "Management" and "Distributor" in this Prospectus and in the Statement of Additional Information.

EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                               THE 100%                                                        THE
                                             U.S. TREASURY   THE U.S.       THE                    THE TAX   NEW YORK
                                              SECURITIES     TREASURY    GOVERNMENT                 FREE     TAX FREE
                                                 MONEY         MONEY       MONEY       THE CASH     MONEY     MONEY
                                                MARKET        MARKET       MARKET     MANAGEMENT   MARKET     MARKET
                                                 FUND          FUND         FUND         FUND       FUND       FUND
                                             -------------   ---------   ----------   ----------   -------   --------
    One year...............................       $ 6           $ 6         $  6         $  6        $ 6       $  6
    Three years............................       $19           $19         $ 19         $ 19        $20       $ 19
    Five years.............................       $32           $32         $ 33         $ 32        $35       $ 34
    Ten years..............................       $73           $73         $ 74         $ 73        $77       $ 75


     The example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each of the Funds, based upon payment by the Funds of operating expenses at the respective levels set forth in the estimated expense table. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AS ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

     Credits or charges, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Funds. The Company understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund with respect to those accounts. See "Management -- Shareholder Servicing Agents."

                              FINANCIAL HIGHLIGHTS


     The condensed financial information included below is supplementary information to the financial statements contained in the Funds' Statement of Additional Information and sets forth certain information concerning the investment results for shares of The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund for the periods presented. For all or a portion of the periods prior to October 1, 1992 presented below, each Fund had different service providers and fee arrangements in place, and financial information for such periods should therefore not be viewed as indicative of subsequent financial results. The financial information in the following tables has been audited in conjunction with the annual audits of the financial statements of the Company by KPMG Peat Marwick LLP. Financial statements for the Company included in the Company's Annual Report for the year ended November 30, 1995 and the unqualified report of KPMG Peat Marwick LLP thereon are included in the Statement of Additional Information.



                                                                            THE 100% U.S. TREASURY
                                                                         SECURITIES MONEY MARKET FUND
                                                               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                      ------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,                  PERIOD ENDED
                                                      -------------------------------------------------     NOVEMBER 30,
                                                         1995         1994          1993         1992          1991*
                                                      ----------   ----------     --------     --------     ------------
Net Asset Value, Beginning of Period................. $    1.000   $    1.000     $  1.000     $  1.000       $  1.000
                                                      ----------   ----------     --------     --------     ------------
Income from Investment Operations:
  Net investment income..............................      0.050        0.033        0.026        0.033          0.021
                                                      ----------   ----------     --------     --------     ------------
Less Distributions:
  Dividends from net investment income...............     (0.050)      (0.033)      (0.026)      (0.033)        (0.021)
                                                      ----------   ----------     --------     --------     ------------
Net Asset Value, End of Period....................... $    1.000   $    1.000     $  1.000     $  1.000       $  1.000
                                                       =========    =========     ========     ========     =============
Total Return**.......................................       5.15%        3.32%        2.62%        3.33%          2.58%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)........... $1,337,549   $1,024,125     $873,631     $383,688       $141,875
  Ratio of Expenses to Average Net Assets++..........       0.58%        0.59%        0.58%        0.55%          0.45%+
  Ratio of Net Investment Income to Average Net
    Assets...........................................       4.99%        3.26%        2.58%        3.28%          5.02%+


---------------

 * Commencement of Operations July 1, 1991.

** Total return computed for the period.

 + Annualized.


++ Ratios before effect of waivers were 0.61, 0.62%, 0.61%, 0.67%, and 0.74% annualized, respectively.

                                                                    THE U.S. TREASURY MONEY MARKET FUND
                                                             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                      ---------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,                  PERIOD ENDED
                                                      --------------------------------------------       NOVEMBER 30,
                                                         1995            1994             1993              1992*
                                                      ----------      ----------      ------------       ------------
Net Asset Value, Beginning of Period................. $    1.000      $    1.000        $  1.000          $    1.000
                                                      ----------      ----------      ------------       ------------
Income from Investment Operations:
  Net investment income..............................      0.052           0.034           0.025               0.004
                                                      ----------      ----------      ------------       ------------
Less Distributions:
  Dividends from net investment income...............     (0.052)         (0.034)         (0.025)             (0.004)
                                                      ----------      ----------      ------------       ------------
Net Asset Value, End of Period....................... $    1.000      $    1.000        $  1.000          $    1.000
                                                       =========       =========      =============      ==============
Total Return**.......................................       5.28%           3.45%           2.57%               0.43%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)........... $1,663,829      $1,221,133        $929,115          $1,073,194
  Ratio of Expenses to Average Net Assets++..........       0.58%           0.59%           0.59%               0.65%+
  Ratio of Net Investment Income to Average Net
    Assets...........................................       5.14%           3.46%           2.54%               2.58%+


---------------

 * Commencement of Operations October 1, 1992.

** Total return computed for the period.

 + Annualized.


++ Ratios before effect of waivers were 0.63%, 0.63%, 0.62% and 0.68% annualized, respectively.



                                                                  THE GOVERNMENT MONEY MARKET FUND
                                                          (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                          ---------------------------------------------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,                         PERIOD ENDED
                                          ------------------------------------------------------------------   NOVEMBER 30,
                                             1995        1994        1993       1992       1991       1990        1989*
                                          ----------  ----------   --------   --------   --------   --------   ------------
Net Asset Value, Beginning of Period..... $    1.000  $    1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                          ----------  ----------   --------   --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income..................      0.054       0.036      0.027      0.035      0.057      0.075        0.074
                                          ----------  ----------   --------   --------   --------   --------   ------------
Less Distributions:
  Dividends from net investment income...     (0.054)     (0.036)    (0.027)    (0.035)    (0.057)    (0.075)      (0.074)
                                          ----------  ----------   --------   --------   --------   --------   ------------
Net Asset Value, End of Period........... $    1.000  $    1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                           =========   =========   ========   ========   ========   ========   =============
Total Return**...........................       5.49%       3.62%      2.71%      3.52%      5.81%      7.73%        7.65%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (in thousands)....................... $1,551,998  $1,141,899   $546,264   $471,279   $335,093   $328,629     $294,939
  Ratio of Expenses to Average Net
    Assets++.............................       0.59%       0.61%      0.61%      0.66%      0.66%      0.67%        0.67%+
  Ratio of Net Investment Income to
    Average Net Assets...................       5.35%       3.75%      2.68%      3.46%      5.65%      7.45%        8.50%+


---------------

 * Commencement of Operations January 19, 1989.

** Total return computed for the period.

 + Annualized.


++ Ratios before effect of waivers were 0.62%, 0.64%, 0.64%, 0.70%, 0.72%,
   0.72%, and 0.72% annualized, respectively.

                                                                       THE CASH MANAGEMENT FUND
                                                           (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                           --------------------------------------------------------------------------------
                                                          YEAR ENDED NOVEMBER 30,                              PERIOD ENDED
                                           ------------------------------------------------------              NOVEMBER 30,
                                            1995+++       1994       1993       1992       1991       1990        1989*
                                           ----------   --------   --------   --------   --------   --------   ------------
Net Asset Value, Beginning of Period...... $    1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                           ----------   --------   --------   --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income...................      0.054      0.036      0.027      0.035      0.059      0.077        0.076
                                           ----------   --------   --------   --------   --------   --------   ------------
Less Distributions:
  Dividends from net investment income....     (0.054)    (0.036)    (0.027)    (0.035)    (0.059)    (0.077)      (0.076)
                                           ----------   --------   --------   --------   --------   --------   ------------
Net Asset Value, End of Period............ $    1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                            =========   ========   ========   ========   ========   ========   ==============
Total Return**............................       5.49%      3.62%      2.74%      3.51%      6.01%      7.94%        7.83%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (in thousands)........................ $1,634,493   $990,045   $861,025   $560,173   $343,166   $196,103     $134,503
  Ratio of Expenses to Average Net
    Assets++..............................       0.58%      0.58%      0.61%      0.67%      0.67%      0.67%        0.67%+
  Ratio of Net Investment Income to
    Average Net Assets....................       5.35%      3.62%      2.70%      3.41%      5.84%      7.65%        8.62%+


---------------

  * Commencement of Operations January 17, 1989.

 ** Total return computed for the period.

  + Annualized.


 ++ Ratios before effect of waivers were 0.62%, 0.62%, 0.64%, 0.72%, 0.73%,
    0.73%, and 0.74% annualized, respectively.



+++ Effective September 1, 1995, the Fund's investment adviser changed from
    Texas Commerce Investment Management Company to Texas Commerce Bank, National Association.



                                                                    THE TAX FREE MONEY MARKET FUND
                                                           (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                            ------------------------------------------------------------------------------
                                                          YEAR ENDED NOVEMBER 30,                             PERIOD ENDED
                                            ----------------------------------------------------              NOVEMBER 30,
                                            1995+++      1994       1993       1992       1991       1990        1989*
                                            --------   --------   --------   --------   --------   --------   ------------
Net Asset Value, Beginning of Period....... $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                            --------   --------   --------   --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income....................    0.032      0.022      0.019      0.026      0.041      0.053        0.050
                                            --------   --------   --------   --------   --------   --------   ------------
Less Distributions:
  Dividends from net investment income.....   (0.032)    (0.022)    (0.019)    (0.026)    (0.041)    (0.053)      (0.050)
                                            --------   --------   --------   --------   --------   --------   ------------
Net Asset Value, End of Period............. $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                            ========   ========   ========   ========   ========   ========   ==============
Total Return**.............................     3.29%      2.23%      1.91%      2.61%      4.21%      5.41%        5.14%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
    thousands)............................. $314,466   $359,042   $235,196   $195,952   $135,514   $175,682     $107,357
  Ratio of Expenses to Average Net
    Assets++...............................     0.62%      0.61%      0.63%      0.67%      0.67%      0.67%        0.67%+
  Ratio of Net Investment Income to Average
    Net Assets.............................     3.29%      2.22%      1.89%      2.55%      4.13%      5.27%        5.90%+


---------------

  * Commencement of Operations January 25, 1989.

 ** Total return computed for the period.

  + Annualized.


 ++ Ratios before effect of waivers were 0.66%, 0.64%, 0.66%, 0.74%, 0.74%,
    0.73%, and 0.74% annualized, respectively.



+++ Effective September 1, 1995, the Fund's investment adviser changed from
    Texas Commerce Investment Management Company to Texas Commerce Bank, National Association.

                                                               THE NEW YORK TAX FREE MONEY MARKET FUND
                                                           (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                            ------------------------------------------------------------------------------
                                                          YEAR ENDED NOVEMBER 30,                             PERIOD ENDED
                                            ----------------------------------------------------              NOVEMBER 30,
                                              1995       1994       1993       1992       1991       1990        1989*
                                            --------   --------   --------   --------   --------   --------   ------------
Net Asset Value, Beginning of Period....... $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                            --------   --------   --------   --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income....................    0.032      0.020      0.016      0.024      0.037      0.049        0.045
                                            --------   --------   --------   --------   --------   --------   ------------
Less Distributions:
  Dividends from net investment income.....   (0.032)    (0.020)    (0.016)    (0.024)    (0.037)    (0.049)      (0.045)
                                            --------   --------   --------   --------   --------   --------   ------------
Net Asset Value, End of Period............. $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000     $  1.000
                                            ========   ========   ========   ========   ========   ========   ==============
Total Return**.............................     3.20%      1.99%      1.63%      2.29%      3.77%      5.07%        4.56%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
    thousands)............................. $252,621   $182,007   $163,638   $146,640   $ 39,776   $ 27,256     $ 26,522
  Ratio of Expenses to Average Net
    Assets++...............................     0.60%      0.60%      0.63%      0.66%      0.67%      0.67%        0.67%+
  Ratio of Net Investment Income to Average
    Net Assets.............................     3.15%      1.97%      1.64%      2.26%      3.70%      4.95%        5.39%+


---------------

 * Commencement of Operations February 3, 1989.

** Total return computed for the period.

 + Annualized.


++ Ratios before effect of waivers were 0.64%, 0.65%, 0.66%, 0.81%, 0.80%,
   0.80%, and 0.79% annualized, respectively.

                        INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each Fund are set forth below. The investment objective of each Fund is fundamental and may not be changed without the affirmative vote of a majority of its outstanding shares. Of course, achievement of these objectives cannot be guaranteed.

     Each Fund invests exclusively in United States dollar-denominated securities which present minimal credit risks and are rated in the highest short-term rating category (the two highest short-term rating categories in the case of The New York Tax Free Money Market Fund) by at least two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, and in comparable unrated securities. If a security is backed by an unconditional demand feature, the issuer of the demand feature rather than the issuer of the underlying security, may be relied upon in determining whether the foregoing criteria have been met. In addition, all securities purchased by the Funds have remaining maturities of thirteen months or less, and the Funds are managed so that the average maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The Funds seek to maintain a stable net asset value of $1.00 per share; however, there is no assurance that this will be achieved. Because the Funds invest only in short-term securities which present minimal credit risks, they will not achieve as high a level of income as would be the case if they had the ability to invest in lower quality, longer term securities.

              THE 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

     The investment objective of The 100% U.S. Treasury Securities Money Market Fund (the "100% U.S. Treasury Fund") is to seek as high a level of current income as is consistent with liquidity and maximum safety of principal. The 100% U.S. Treasury Fund invests exclusively in obligations of the United States Treasury, which are backed by the full faith and credit of the United States Government as to payment of principal and interest. United States Treasury securities consist of bills, notes and bonds, which generally differ only in their interest rates, maturities and times of issuance. The 100% U.S. Treasury Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the United States Government, nor does it enter into repurchase agreements.

     Interest on United States Treasury obligations is exempt from state and local income taxes under federal law; the interest is not exempt from federal income tax. However, shareholders of the 100% U.S. Treasury Fund do not directly receive interest on United States Treasury obligations, but rather receive dividends from the 100% U.S. Treasury Fund that are derived from such interest. Although many states allow the character of the 100% U.S. Treasury Fund's income to pass through to its shareholders, certain states do not, so that distributions from the 100% U.S. Treasury Fund derived from interest that is exempt from state and local income taxes when received directly by a taxpayer may not be exempt from such taxes when earned as a dividend by a shareholder of the 100% U.S. Treasury Fund. Shareholders of the 100% U.S. Treasury Fund should consult their tax advisers as to state and local consequences of involvement in that Fund.

                      THE U.S. TREASURY MONEY MARKET FUND

     The investment objective of The U.S. Treasury Money Market Fund (the "U.S. Treasury Fund") is to seek as high a level of current income as is consistent with safety, liquidity and stability of principal. The U.S. Treasury Fund invests exclusively in the United States Treasury obligations in which the 100% U.S. Treasury Fund may invest, and in repurchase agreements in respect of such obligations. The U.S.

Treasury Fund does not purchase securities issued or guaranteed by agencies or instrumentalities of the United States Government or enter into repurchase agreements in respect of such securities.

     Interest on United States Treasury obligations is exempt from state and local income taxes; such interest is not exempt from federal income tax. However, shareholders of the U.S. Treasury Fund do not directly receive interest on United States Treasury obligations, but rather receive dividends from the U.S. Treasury Fund that are derived in part from such interest. Although many states allow the character of the U.S. Treasury Fund's interest income from United States Treasury obligations to pass through to its shareholders, certain states do not, so that distributions from the U.S. Treasury Fund attributable to interest that is exempt from state and local income taxes when received directly by a taxpayer may not be exempt from such taxes when earned as a dividend by a shareholder of the U.S. Treasury Fund. Shareholders' dividends from the U.S. Treasury Fund attributable to that portfolio's income from repurchase agreements are subject to federal, state and local income taxes, although states and localities vary in their treatment of such income. In addition, certain states (including New York) will treat shareholders' dividends from the U.S. Treasury Fund attributable to that portfolio's income from STRIPS (as described below) in the same manner as interest income from United States Treasury obligations; accordingly, such income may be exempt from state and local income taxes. Shareholders of the U.S. Treasury Fund should consult their tax advisers as to state and local tax consequences of an investment in that Fund.

                        THE GOVERNMENT MONEY MARKET FUND

     The investment objective of The Government Money Market Fund (the "Government Fund") is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Government Fund invests all of its assets in a diversified portfolio of short-term obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, as described below, and may enter into repurchase agreements with respect to such obligations. Guarantees of principal and interest on obligations that may be purchased by the Government Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Government Fund. State and local tax consequences vary with respect to investments by the Government Fund in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, and the Government Fund's income from repurchase agreements is subject to taxation as described above under "The U.S. Treasury Money Market Fund." As a result, shareholders may be subject to state and local income taxation with respect to dividends from the Government Fund.

UNITED STATES TREASURY OBLIGATIONS

     The Government Fund may invest in any United States Treasury obligations in which the 100% U.S. Treasury Fund and the U.S. Treasury Fund may invest, as described above.

UNITED STATES GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS

     The Government Fund may invest in securities issued or guaranteed by United States Government agencies and instrumentalities, including obligations that are supported by: (i) the full faith and credit of the United States Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (ii) the limited authority of the issuer or guarantor to borrow from the United States Treasury (e.g., obligations of Federal Home Loan Banks); or (iii) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the United States Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Securities that may be purchased by the Government Fund include obligations issued or guaranteed by the agencies and instrumentalities of the United States Government set forth in the Statement of Additional Information. See "Additional Information on Portfolio Instruments -- United States Government
Securities -- United States Government Agency and Instrumentality Obligations" in the Statement of Additional Information.

PARTICIPATION CERTIFICATES

     The Government Fund may purchase participation certificates as described under "Additional Investment Activities -- Participation Certificates" below.

                            THE CASH MANAGEMENT FUND

     The investment objective of The Cash Management Fund (the "Cash Management Fund") is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Cash Management Fund will invest in a diversified portfolio of high-quality, short-term United States dollar-denominated money market instruments, such as those described below, and repurchase obligations with respect thereto.

UNITED STATES GOVERNMENT SECURITIES

     The Cash Management Fund may invest in any obligations in which the 100% U.S. Treasury Fund, the U.S. Treasury Fund or the Government Fund may invest, as described above.

BANK OBLIGATIONS

     The Cash Management Fund may invest in bank obligations (including bank obligations subject to repurchase agreements). Bank obligations that may be purchased by the Cash Management Fund are limited to negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days are deemed "illiquid" for the purposes of the fourth investment limitation set forth under "Limiting Investment Risks" below. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years, although the Cash Management Fund will only acquire deposit notes with remaining maturities of thirteen months or less.

     The Cash Management Fund limits its investments in United States bank obligations to obligations of United States banks that have more than $1 billion in total assets at the time of investment and are subject to regulation by the United States Government. The Cash Management Fund limits its investments in foreign bank obligations to United States dollar-denominated obligations of foreign banks which banks at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets, and have branches or agencies in the United States. The Cash Management Fund may also invest in obligations of foreign branches of United States banks, as well as obligations of United States branches of foreign banks, if the Cash Management Fund is permitted to invest directly in obligations of the United States bank or foreign bank, respectively, in accordance with the foregoing limitations.

PARTICIPATION CERTIFICATES

     The Cash Management Fund may purchase participation certificates as described under "Additional Investment Activities -- Participation Certificates" below.

ASSET-BACKED SECURITIES

     The Cash Management Fund may purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets. Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be particular types of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Fund must comply with the Fund's portfolio maturity and credit quality requirements.

COMMERCIAL PAPER

     The commercial paper purchased by the Cash Management Fund consists of direct obligations of domestic and foreign issuers which: (i) are rated in the highest short-term rating category by at least two NRSROs or by the only NRSRO that has rated the security; or (ii) if not rated, are of an investment quality comparable to rated commercial paper in which the Cash Management Fund may invest.

CORPORATE DEBT SECURITIES

     The Cash Management Fund may invest in non-convertible corporate debt securities such as bonds and debentures that have thirteen months or less remaining to maturity and which are of an investment quality comparable to rated commercial paper in which the Cash Management Fund may invest.

FOREIGN GOVERNMENT OBLIGATIONS AND OBLIGATIONS ISSUED BY SUPRANATIONAL ENTITIES

     The Cash Management Fund may invest in foreign government obligations issued or guaranteed by the governments of countries located in Western Europe and Scandinavia, and of Australia, Japan and Canada (including provinces). For a description of certain risks associated with investment by the Cash Management Fund in foreign obligations, see "Risk Factors" below.

     Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Supranational entities, the obligations of which may be purchased by the Cash Management Fund, are the International Bank for Reconstruction and Development (the World Bank), the Inter-American Development Bank, The International Finance Corporation, the European Investment Bank, The European Coal and Steel Community, the Nordic Investment Bank and the Asian Development Bank. In general, supranational entities have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of supranational entities are limited to a percentage of their total capital (including "callable capital" contributed by a member at an entity's call), reserves and net income.

MUNICIPAL OBLIGATIONS

     The Cash Management Fund may also invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Cash Management Fund may invest.

     Dividends paid by the Cash Management Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes.

RISK FACTORS

     In view of the ability of the Cash Management Fund to invest without limitation in domestic bank obligations, an investment in the Cash Management Fund should be made with an understanding of the characteristics of the United States banking industry and the risks that such an investment may entail. Banks in the United States are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

     The Cash Management Fund may invest without limitation in United States dollar-denominated securities of foreign issuers. Investments by the Cash Management Fund in securities of foreign banks, foreign branches of United States banks, and foreign governmental and private issuers may involve investment risks such as future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by the Cash Management Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the payment of the principal of and interest on such securities held by the Cash Management Fund. In addition, there may be less publicly available information about a foreign issuer than about a United States issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as United States issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Cash Management Fund to obtain or enforce a judgment against the issuers of such securities.

     The Cash Management Fund does not purchase securities that it believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Cash Management Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Cash Management Fund's investments, the effect may be to reduce the income received by the Cash Management Fund on such investments.

                         THE TAX FREE MONEY MARKET FUND

     The investment objective of The Tax Free Money Market Fund (the "Tax Free Fund") is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The Tax Free Fund invests primarily in a diversified portfolio of high-quality, short-term municipal obligations, the interest on which is exempt from federal income tax.

MUNICIPAL COMMERCIAL PAPER

     Investments in municipal commercial paper by the Tax Free Fund consist of commercial paper which is rated in the highest short-term rating category by at least two NRSROs or by the only NRSRO that has rated the security, or, if not rated, is of investment quality comparable to rated municipal commercial paper in which the Tax Free Fund may invest.

MUNICIPAL NOTES

     The Tax Free Fund may invest in municipal notes with remaining maturities of thirteen months or less and which are rated in the highest short-term rating category by at least two NRSROs or by the only NRSRO that has rated the security, or, if not rated, are of investment quality comparable to rated municipal notes in which the Tax Free Fund may invest.

     Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Tax Free Fund include, but are not limited to:

     TAX ANTICIPATION NOTES. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     BOND ANTICIPATION NOTES. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     REVENUE ANTICIPATION NOTES. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

     Municipal notes also include construction loan notes and project notes. TANs, BANs and RANs are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

MUNICIPAL BONDS

     Investments by the Tax Free Fund in municipal bonds consist of bonds with remaining maturities of thirteen months or less and which are of investment quality comparable to rated municipal commercial paper or municipal notes in which the Tax Free Fund may invest.

                      ------------------------------------

     Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Tax Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

     The Tax Free Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     In addition, the Tax Free Fund may invest without limitation in participations in lease obligations or installment purchase contract obligations (collectively, "municipal lease obligations") of municipal authorities or entities. Certain "non-appropriation" municipal lease obligations may present special risks because the municipality's obligation to make future lease or installment payments depends on money being appropriated each year for this purpose. The Tax Free Fund will seek to minimize these risks by not investing more than 10% of its assets in non-appropriation municipal lease obligations, and by only investing in those non-appropriation municipal lease obligations that meet certain criteria of the Tax Free Fund. See "Additional Investment Activities" for further information about lease obligations. The Tax Free Fund may also invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     As a fundamental policy, the Tax Free Fund will maintain, under normal market conditions, at least 80% of the value of its total assets in obligations that are exempt from federal income tax and that are not a specific tax preference item under the federal alternative minimum tax for either individuals or corporations. See "Taxes." The Tax Free Fund currently intends to invest substantially all of its assets in such obligations. To the extent not so invested, the remaining 20% of the value of the Tax Free Fund's assets may be invested in obligations which are tax preference items under the federal alternative minimum tax ("AMT Items") or high quality, short-term government and money market instruments of the types in which the Cash Management Fund may invest, and repurchase agreements with respect to such instruments, the income from which is subject to federal income tax ("Other Taxable Instruments").

     The Tax Free Fund may hold uninvested cash reserves pending investment if, in the opinion of the Tax Free Fund's investment adviser, suitable tax-exempt obligations are unavailable, or during temporary defensive periods. Uninvested cash reserves will not earn income. In addition to or in lieu of holding uninvested cash reserves under these circumstances, the Tax Free Fund may elect to invest temporarily in excess of 20% of the current value of its total assets in AMT Items or Other Taxable Instruments. To the extent that the Tax Free Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax may not be achieved.

RISK FACTORS

     The Tax Free Fund does not intend to concentrate its investments in any one industry. This limitation, however, is not applicable to investments by the Tax Free Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any industry. Thus, from time to time (although there is no current intention to do so) the Tax Free Fund may invest 25% or more of its assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects or municipal obligations whose issuers are located in the same state.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

                    THE NEW YORK TAX FREE MONEY MARKET FUND

     The investment objective of The New York Tax Free Money Market Fund (the "New York Tax Free Fund") is to seek as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The New York Tax Free Fund invests primarily in a non-diversified portfolio of high-quality, short-term municipal obligations issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is exempt from federal income tax and from the personal income taxes of New York State and New York City.

MUNICIPAL COMMERCIAL PAPER

     The New York Tax Free Fund may invest in municipal commercial paper that is rated in the two highest short-term rating categories by at least two NRSROs or by the only NRSRO that has rated the security or, if not rated, is of investment quality comparable to rated municipal commercial paper in which the New York Tax Free Fund may invest.

MUNICIPAL NOTES

     The New York Tax Free Fund may invest in municipal notes with remaining maturities of thirteen months or less and which are rated in the two highest short-term rating categories by at least two NRSROs or by the only NRSRO that has rated the security or, if not rated, are of investment quality comparable to rated municipal notes in which the New York Tax Free Fund may invest. Municipal notes are further described above. See "Tax Free Money Market Fund -- Municipal Notes."

MUNICIPAL BONDS

     Municipal bonds purchased by the New York Tax Free Fund consist of bonds with remaining maturities of thirteen months or less and which are of investment quality comparable to rated municipal commercial paper or municipal notes in which the New York Tax Free Fund may invest.
                      ------------------------------------

     The general classifications of municipal obligations in which the New York Tax Free Fund may invest are described above. See "The Tax Free Money Market Fund -- Municipal Bonds."

     The New York Tax Free Fund currently intends to invest substantially all of its assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities and that are not AMT Items. See "Taxes." To the extent that the unavailability of suitable obligations for investment by the New York Tax Free Fund prevents it from investing substantially all of its assets in such obligations, the New York Tax Free Fund's investment adviser may purchase municipal obligations issued by other states, their agencies and instrumentalities. Under normal market conditions, however, the New York Tax Free Fund will invest at least 65% of its total assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities, as described above. In addition, it is a fundamental policy of the New York Tax Free Fund to invest, under normal market conditions, at least 80% of its total assets in obligations that are exempt from federal income tax and that are not AMT Items. The remaining 20% of the New York Tax Free Fund's assets may be invested in AMT Items or Other Taxable Instruments.

     The New York Tax Free Fund may hold uninvested cash reserves pending investment if, in the opinion of the New York Tax Free Fund's investment adviser, suitable tax-exempt obligations are unavailable, or during temporary defensive periods. Uninvested cash reserves will not earn income. In addition to or in lieu of holding uninvested cash reserves under these circumstances, the New York Tax Free Fund may elect to invest temporarily in excess of 20% of the current value of its total assets in AMT Items or Other Taxable Instruments.


     If at some future date, in the opinion of its investment adviser, adverse conditions prevail in the market for obligations exempt from federal income tax and from the personal income taxes of the State of New York and its cities (including conditions under which such obligations are unavailable for investment), the New York Tax Free Fund may, for temporary defensive purposes, invest more than 35% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in AMT Items or Other Taxable Instruments. Moreover, if at some future date, in the opinion of the investment adviser, adverse conditions in the market for municipal bonds generally should prevail, the New York Tax Free Fund may temporarily invest more than 20% of its assets in cash reserves or in AMT Items or Other Taxable Instruments in order to maintain a defensive posture. To the extent that the New York Tax Free Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax and the personal income taxes of New York State and its cities may not be achieved.


RISK FACTORS

     The New York Tax Free Fund is not subject to the diversification requirements set forth in the 1940 Act and may have a larger position in a single issuer than would be the case if the New York Tax Free

Fund were diversified. However, as a fundamental investment limitation, the New York Tax Free Fund limits its investments so that with regard to 50% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 50% of total assets, no more than 25% of total assets are invested in the securities of a single issuer. This ability to concentrate in particular issuers is designed to permit the investment adviser to the New York Tax Free Fund to maximize, subject to the aforementioned fundamental investment limitation, the percentage of the New York Tax Free Fund's assets that are municipal obligations exempt from New York State and New York City personal income taxes, as well as federal income tax. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified portfolio. The New York Tax Free Fund's assumption of large positions in the obligations of a small number of issuers will affect the value of the New York Tax Free Fund's portfolio to a greater extent than that of a diversified portfolio in the event of changes in the financial condition or in the market's assessment of the issuers.

     Because the New York Tax Free Fund will invest primarily in obligations issued by the State of New York and its cities, municipalities and other public authorities, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal bond fund that is not so concentrated. New York State and New York City have a recent history of financial difficulties. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the New York Tax Free Fund and its ability to preserve capital and liquidity could be adversely affected. See "Special Factors Affecting The New York Tax Free Money Market Fund" in the Statement of Additional Information for further information.

     In addition, from time to time, the New York Tax Free Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time the New York Tax Free Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York municipal obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

                        ADDITIONAL INVESTMENT ACTIVITIES

FLOATING AND VARIABLE RATE INSTRUMENTS

     Certain of the obligations that the Funds may purchase have a floating or variable rate of interest. Such obligations may include obligations issued or guaranteed by agencies or instrumentalities of the United States Government, certificates of deposit and municipal obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.

     Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Such obligations include variable rate demand or master notes, which provide for periodic adjustments in the interest rate. Master demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder may permit the indebtedness thereunder to vary. The holder of an obligation with a third party demand feature may be required to pay the third party a "tender fee," the amount of which would be periodically adjusted so that the obligation/demand feature combination would reasonably be expected to have a market value that approximates the par value of the obligation. The obligation/demand feature combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Funds may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (the "Commission").

     The Tax Free Fund and the New York Tax Free Fund may also invest in participation interests in variable rate municipal obligations held by a bank in trust or otherwise, which have demand features that permit the Fund to tender its bonds to a third party at periodic intervals and receive par value. The Funds consider variable rate instruments structured as participations to be essentially equivalent to other variable rate demand obligations it purchases. The Internal Revenue Service has not ruled on whether the interest on such participations is tax-exempt, and, accordingly, the Funds would purchase such instruments based on opinions of bond counsel.

     Each of the Cash Management Fund, the Tax Free Fund and the New York Tax Free Fund may invest without limitation in obligations that have a demand feature permitting that Fund to tender the obligation to a foreign bank. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain of the risks described under "Investment Objectives and Policies -- Cash Management -- Risk Factors" above, such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     Each of the Funds may invest in floating and variable rate obligations with stated maturities in excess of thirteen months, upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding thirteen months. For example, Rule 2a-7 would permit a Fund to purchase a variable rate demand instrument with a stated maturity in excess of thirteen months, provided that the next interest readjustment date and the next date on which the Fund could demand payment fell within thirteen months. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

STRIPS AND ZERO COUPON OBLIGATIONS

     Each of the Funds, other than the 100% U.S. Treasury Securities Money Market Fund, may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2a-7, the Funds' investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS. Each Fund permitted to invest in STRIPS will limit such investments to 20% of its total assets.

     In addition to investing in STRIPS, the Tax Free Fund and the New York Tax Free Fund may invest in zero coupon municipal obligations. Such obligations are debt securities that do not pay regular interest payments. Instead, zero coupon municipal obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. In accordance with Rule 2a-7, investments by the Tax Free Fund and the New York Tax Free Fund in zero coupon municipal obligations are limited to those with maturities not exceeding thirteen months. Investments by the Tax Free Fund and the New York Tax Free Fund in zero coupon municipal obligations will be limited, together with any investments in STRIPS, to 20% of the respective total assets of those Funds. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended (the "Code"), investments by the relevant Funds in STRIPS and zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

MUNICIPAL LEASE OBLIGATIONS

     The Tax Free Fund and the New York Tax Free Fund may invest in municipal obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "municipal lease obligations") of a municipal authority or entity. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation municipal lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Tax Free Fund and the New York Tax Free Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of their assets in municipal lease obligations that contain non-appropriation clauses, and by only investing in those non-appropriation leases where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality,
(2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, (4) the investment is of a size that will be attractive to institutional investors, and (5) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Municipal lease obligations provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Tax Free Fund and New York Tax Free Fund.

REPURCHASE AGREEMENTS

     Securities held by the Funds may be subject to repurchase agreements. Pursuant to a repurchase agreement, a Fund will purchase portfolio securities from a seller which commits itself, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The term of a repurchase agreement will always be less than thirteen months. The Funds will enter into repurchase agreements with commercial banks only if such banks meet the standards set forth under "The Cash Management Fund -- Bank Obligations," and will enter into repurchase agreements with brokers and dealers only if such parties are deemed creditworthy in accordance with standards adopted by the Company's Board of Directors. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will on each day equal or exceed the value of the repurchase agreement. In addition, the investment adviser for that Fund will monitor, on an ongoing basis, the creditworthiness of the seller and the value of the underlying security, including accrued interest, to ensure that such value equals or exceeds the value of the repurchase agreement. In the event of default by the seller under the repurchase agreement, a Fund could experience losses that include: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. Repurchase agreements are considered to be loans under the 1940 Act, collateralized by the underlying securities. There is no limitation on the amount of the Funds' assets that may be subject to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES

     Each Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Funds pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act and are subject to the limitations with respect to entering reverse repurchase agreements included in the third investment limitation under "Limiting Investment Risks" below.

     In addition to entering into reverse repurchase agreements, each Fund may lend portfolio securities in order to generate additional income. Such loans may involve risks that the borrower may fail to return the securities or may fail to provide additional collateral. No Fund currently intends to make loans of portfolio securities with a value in excess of 5% of the value of its total assets.

ILLIQUID OR RESTRICTED SECURITIES

     Each Fund, except the 100% U.S. Treasury Fund, may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Funds should the Funds be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Funds with respect to redemptions. As set forth under "Limiting Investment Risks", no Fund will invest more than 10% of the value of its total assets in illiquid investments, such as "restricted securities" which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Funds, except the 100% U.S. Treasury Fund and the Treasury Securities Fund, may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. Each Fund, except the 100% U.S. Treasury Fund and the Treasury Securities Fund, may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, which can thus provide liquidity. The Funds' holdings of Rule 144A securities and Section 4(2) paper which are liquid securities will not be subject to the 10% limitation described above. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and Section 4(2) paper and the selection by the investment advisers of such securities pursuant to procedures adopted by the Board of Directors. For a more complete discussion of Rule 144A securities and Section 4(2) paper, see "Additional Investment Activities -- Rule 144A Securities and Section 4(2) Paper" in the Statement of Additional Information.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

     Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Funds will make commitments to purchase securities on a firm commitment basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

STAND-BY COMMITMENTS

     Each Fund, except the 100% U.S. Treasury Fund and the U.S. Treasury Fund, may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities held in their portfolios. In a put transaction, a Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. In the event that the party obligated to purchase the underlying security from a Fund defaults on its obligation to purchase the underlying security, then that Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Acquisition of puts will have the effect of increasing the cost of securities subject to the put and thereby reducing the yields otherwise available from such securities.

PARTICIPATION CERTIFICATES

     The instruments that may be purchased by the Government Fund and the Cash Management Fund include participation certificates issued by a bank, insurance company or other financial institution in obligations owned by such institutions or affiliated organizations that may otherwise be purchased by the Funds, and loan participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that such Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity. See "Floating and Variable Rate Instruments" for additional information with respect to demand instruments that may be purchased by the Funds. The Funds may invest in participation certificates even if the underlying obligations carry stated maturities in excess of thirteen months, upon compliance with certain conditions contained in Rule 2a-7. Loan participation certificates are considered by the Funds to be "illiquid" for purposes of the fourth investment limitation under "Limiting Investment Risks" below.

OTHER MONEY MARKET FUNDS

     Each of the Government Fund, the Cash Management Fund, the Tax Free Fund and the New York Tax Free Fund may invest up to 10% of the value of its total assets in shares of other money market funds subject, in the case of the Tax Free Fund and the New York Tax Free Fund, to the limitations on investing in taxable money market instruments. A Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks, and its investment adviser will monitor the policies and investments of other money market funds in which it invests, based on information furnished to shareholders of those funds, with respect to their compliance with their investment objectives and Rule 2a-7.

                      ------------------------------------

     For more detailed descriptions of certain of the Funds' investment activities, see "Investment Policies -- Additional Investment Activities" in the Statement of Additional Information.

     Except with respect to investment by the Tax Free Fund and the New York Tax Free Fund of at least 80% of their respective assets in tax-exempt obligations and the limitation on investment by the Funds in illiquid investments, as described above, the foregoing investment policies and activities are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. Additional fundamental investment policies of the Funds are identified under "Limiting Investment Risks" below and in the Statement of Additional Information.

                           LIMITING INVESTMENT RISKS

     To further protect investors, the Funds have adopted the following investment limitations, certain of which are subject to additional operating limitations as described below:

          (i) the Cash Management Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Cash Management Fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

          (ii) neither the Tax Free Fund nor the New York Tax Free Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Tax Free Fund may be invested without regard to this limitation, and up to 50% of the value of the total assets of the New York Tax Free Fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

          (iii) none of the Funds may issue senior securities, borrow money or pledge or mortgage their assets, except that each Fund may borrow from banks up to one-third of the current value of their total assets for temporary purposes and these borrowings may be secured by the pledge of not more than one-third of the current value of the Fund's total assets, and each Fund may enter into reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of one-third of the value of their assets, less bank borrowings outstanding for temporary purposes, at the time of entry into such agreements; provided that additional portfolio securities may not be purchased by such Fund while borrowings and reverse repurchase agreements which together exceed 5% of the Fund's total assets exist; and

          (iv) none of the Funds may invest an amount equal to 10% or more of the current value of their total assets in investments that are illiquid, including, in the case of the U.S. Treasury Fund, the Government Fund, the Cash Management Fund, the Tax Free Fund and the New York Tax Free Fund, repurchase agreements having notice periods of more than seven days and fixed time deposits subject to withdrawal penalties having notice periods of more than seven days.

     For purposes of the fourth investment limitation above, the Funds consider instruments which they cannot terminate and realize the proceeds thereon within seven days to be instruments having notice periods of more than seven days.

     The foregoing investment limitations and those described in the Statement of Additional Information are fundamental policies of each of the Funds that may be changed only when permitted by law and approved by the holders of a majority of such Fund's outstanding shares, as described under "Capital Stock" in the Statement of Additional Information.

     These investment limitations are applied at the time investment securities are purchased. With respect to investment limitation (i), the Cash Management Fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) to not more than 5% of the Cash Management Fund's total assets at the time of purchase, provided that the Cash

Management Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days.

     With respect to investment limitation (i), the Cash Management Fund, and with respect to investment limitation (ii), the Tax Free Fund and the New York Tax Free Fund, will consider unconditional demand features as not being issued by the entity providing the demand feature, provided that the value of all securities held by each such Fund issued by or subject to demand features from each such entity and owned by such Fund does not exceed 10% of such Fund's total assets. In addition, with respect to investment restrictions (i) and (ii), the Cash Management Fund, the Tax Free Fund and the New York Tax Free Fund treat repurchase agreements as an acquisition of the underlying securities, provided that the obligation to repurchase the underlying securities is fully collateralized.

                                   MANAGEMENT

     The business and affairs of the Funds are managed under the general direction and supervision of the Company's Board of Directors. The Funds' day-to-day operations are handled by the Company's officers.

                              INVESTMENT ADVISERS


     The Portfolio Group, Inc. ("The Portfolio Group") provides investment advisory services to the 100% U.S. Treasury Fund, the U.S. Treasury Fund, the Government Fund and the New York Tax Free Fund and Texas Commerce Bank, National Association ("TCB") provides investment advisory services to the Cash Management Fund and the Tax Free Fund, in each case pursuant to an Advisory Agreement with the Company (together, the "Advisory Agreements"). Subject to such policies as the Company's Board of Directors may determine, each of The Portfolio Group and TCB makes investment decisions for the respective Funds it advises. The Advisory Agreements provide that, as compensation for services under the Advisory Agreements, each of The Portfolio Group and TCB is entitled to receive from the respective Funds it advises a monthly fee at an annual rate of .15% of the average daily net assets of such Funds.



     The Portfolio Group was organized in March 1983 and is ultimately controlled and owned by Chemical Banking Corporation, a bank holding company ("Chemical"). The Portfolio Group provides a wide range of asset management services to individuals, institutions and retirement benefit plans. Its investment management responsibilities, as of January 31, 1996, included accounts with aggregate assets in excess of $11 billion.



     TCB has been in the investment counselling business since 1987, and is ultimately controlled and owned by Chemical. TCB renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals. Its investment management responsibilities, as of January 31, 1996, included accounts with aggregate assets in excess of $10 billion.



     The principal business address of The Portfolio Group is 600 Fifth Avenue, New York, New York 10020. The principal business address of TCB is 600 Travis, Houston, Texas 77002. Chemical Bank, a wholly-owned subsidiary of Chemical and an affiliate of The Portfolio Group and TCB, provides additional services to the Company, as described below.

                   ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT
                             AND SUB-TRANSFER AGENT


     Furman Selz LLC ("Furman Selz") and Chemical Bank (together, the "Administrators") serve as the Company's administrators and generally assist the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Funds, at an annual rate of 0.06% of the first $500 million of average daily net assets, 0.05% of the next $500 million of average daily net assets and 0.04% of average daily net assets in excess of $1 billion, and an annual fee of $25,000 per Fund for fund accounting services. As compensation for its administrative services, Chemical Bank receives a monthly fee at an annual rate of 0.03% of average daily net assets of the Funds.



     Chemical Bank serves as custodian of the assets of the Funds. Chemical Bank has also entered into an agreement with the Company for the provision of transfer agency and dividend disbursing services for the Funds. Furman Selz serves as sub-transfer agent for the Funds.


     A further discussion of the terms of the Company's administrative, custody, transfer agency, sub-transfer agency and fund accounting arrangements is contained in the Statement of Additional Information.

                          SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: (i) aggregating and processing purchase and redemption orders; (ii) placing net purchase and redemption orders with the Company's distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and
(v) providing information periodically to beneficial owners showing their positions in the Fund's shares. Shareholder Servicing Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Company to pay fees to Shareholder Servicing Agents from each Fund at an annual rate of up to 0.35% of the average daily net asset value of shares in the Funds for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical Bank, certain of its affiliates, Furman Selz and certain other broker-dealers, pursuant to which it pays them a monthly fee from each Fund at an annual rate of 0.35% of the average daily net asset value of the shares in the Funds for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future. The Company's Board of Directors has determined that the amount payable by each Fund in respect of "service fees" (as defined in Article III, Section 26 of the Rules of Fair Practice of the NASD) does not exceed 0.25% of the average annual net assets of that Fund. No Fund will charge Rule 12b-1 fees and "service fees" (as defined in Article III, Section 26 of the Rules of Fair Practice of the NASD) which, in the aggregate, exceed .25% of the Fund's annual average net assets, without first advising shareholders in the Fund.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Funds' shares.

                               REGULATORY MATTERS


     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Chemical Bank and the Company believe that Chemical Bank, The Portfolio Group and TCB, or any other affiliate of Chemical Bank, may perform the investment advisory, administrative, custody and transfer agency services for the Company, as the case may be, described in this Prospectus, and that Chemical Bank, TCB or any other affiliate of Chemical Bank, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent Chemical Bank, The Portfolio Group, TCB, or any other affiliate of Chemical Bank from continuing to perform investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, or require Chemical Bank, TCB or any other affiliate of Chemical Bank to alter or discontinue the services provided by it to shareholders of the Funds.



     If Chemical Bank, The Portfolio Group, TCB or any other affiliate of Chemical Bank were prohibited from performing investment advisory, administrative, custody or transfer agency services for the Company, as the case may be, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. If Chemical Bank, TCB or any other affiliate of Chemical Bank were required to discontinue all or part of its shareholder servicing activities, its customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.


     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                 OTHER INFORMATION CONCERNING FEES AND EXPENSES

     All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.


     Except as noted below, The Portfolio Group, TCB and the Administrators bear all expenses in connection with the performance of their advisory and administrative services. The Company bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors); fees payable to the Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian, transfer agent, sub-transfer agent and shareholder servicing agents; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities, and reimburses the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of shares of any of the Funds.

                               PRICING OF SHARES


     The price of the shares of each Fund is based on the net asset value of such Fund, as described below under "How to Purchase and Redeem Shares". The net asset value of each Fund is currently determined as of 12:00 noon and 4:00 p.m., Eastern time, on each Business Day. "Business Day" means each weekday except those holidays on which the Federal Reserve Bank of New York, the New York Stock Exchange (the "Exchange") or the investment advisers are closed. Currently, those holidays include: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of outstanding shares of that Fund.


     Each Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. The Company's Board of Directors will review the holdings of each Fund, at such intervals as it may deem appropriate, to determine whether that Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based on amortized cost. In the event the Company's Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate. See "Net Asset Value" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

                               PURCHASE OF SHARES

     All purchase orders must be placed through a Shareholder Servicing Agent or the Company's distributor in accordance with procedures established by it in connection with the requirements of the accounts of customers. Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment methods for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions with respect to the services provided by it, including the requirement of a minimum initial investment and limitations on the amounts of transactions, with respect to such services. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in Fund shares.

     Shares of the Funds may be held of record by a customer's Shareholder Servicing Agent. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents. Beneficial ownership of the Company's shares will be recorded by the Shareholder Servicing Agents and reflected in the account statements provided by them to their customers.

     Purchase orders will be effected only on Business Days. A purchase order for shares of a Fund must generally be received by the Company's distributor by 12:00 noon, Eastern time, to be executed on the same day, and will be executed at the price per share next determined after receipt of such order, provided that the Company's custodian receives federal funds or other immediately available funds by 4:00 p.m., Eastern time, that day. A purchase order for shares of a Fund received by the Company's distributor after 12:00 noon, Eastern time, will only be accepted at the Company's discretion. Purchase orders received by the Company's distributor after 4:00 p.m., Eastern time, and purchase orders for which funds have not been received by the Company's custodian by 4:00 p.m., Eastern time, will not be accepted. If a purchase order is not accepted, notice thereof will be given to the Shareholder Servicing Agent placing the order (or the customer if the order is placed directly through the Company's distributor), and any funds received will be returned promptly unless other instructions are given by the Shareholder Servicing Agent (or such customer) placing the order with respect to such shares. Shares of the Funds begin earning dividends on the day the purchase order is executed. The Company reserves the right to reject any purchase order.

     If orders placed through the Company's distributor are paid for by check, the order will become effective on the day on which funds are made available with respect to the check, which will generally be the Business Day following receipt of the check if the check is received by 2:00 p.m., Eastern time. A customer who purchases Fund shares through the Company's distributor by personal check will be permitted to redeem those shares only after the purchase check has been collected, which may take up to 15 days or more. Customers who anticipate the need for more immediate access to their investment should purchase shares with federal funds. A customer purchasing Fund shares through a Shareholder Servicing Agent should contact his or her Shareholder Servicing Agent with respect to the ability to purchase shares by check and the related procedures.


     For further information as to how to direct a Shareholder Servicing Agent to purchase shares of any Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Funds' distributor.


                              REDEMPTION OF SHARES

     A customer may redeem all or part of his shares only on any Business Day either through the Company's distributor or in accordance with instructions and limitations pertaining to his account with his Shareholder Servicing Agent. Redemption orders are effected at the net asset value per share next determined after the order is received by the Company's distributor. Payment for redemption orders received by the Company's distributor before 12:00 noon, Eastern time, will normally be wired or credited to the Shareholder Servicing Agent on the same day. Payment for redemption orders that are received between 12:00 noon, Eastern time, and the close of business or on a non-Business Day will normally be wired or credited to the Shareholder Servicing Agent on the next Business Day.

     No charge for wiring redemption payments is imposed by the Company, although Shareholder Servicing Agents may charge their customers' accounts for redemption services.

     The Company may suspend the right of redemption or postpone the day of payment for shares for more than seven days during any period when (i) trading on the Exchange is restricted by applicable rules and regulations of the Commission; (ii) the Exchange is closed for other than customary weekend and holiday closings; (iii) the Commission has by order permitted such suspension; or (iv) an emergency exists as determined by the Commission.

     In connection with a written redemption request, a shareholder may be required to have the signatures of all registered owners or authorized parties guaranteed by a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     For further information as to how to direct a Shareholder Servicing Agent to redeem shares of a Fund on his behalf, a customer should contact his Shareholder Servicing Agent or the Company's distributor.

                          DIVIDENDS AND DISTRIBUTIONS

     The net investment income of each Fund is declared daily as a dividend to the respective shareholders of each Fund as of the time on the day of declaration that corresponds to the latest time of day as of which such Fund's net asset value is determined. Net investment income for dividend purposes consists of (i) interest accrued and discount earned on the Fund's assets (including both original issue and market discount), less (ii) amortization of market premium on such assets, and the accrued expenses of the Fund. Fund shares begin earning dividends on the day the purchase order is executed and continue earnings dividends through and including the day before the redemption order for the shares is executed. Net realized short-term capital gains, if any, will be distributed at least annually.

     Dividends are generally paid to Shareholder Servicing Agents, as shareholders of record, on the first Business Day of each month, but in any event within the first five Business days of each month. Dividends are paid in the form of additional shares of the same Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's transfer agent and will become effective with respect to dividends paid after its receipt. The procedure by which a customer or a Shareholder Servicing Agent may elect to receive dividends in cash and the method of payment of such dividends by the Shareholder Servicing Agent to its customer will be determined by the Shareholder Servicing Agent. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of a Fund.

     The Funds do not expect to realize net long-term capital gains.

                                  DISTRIBUTOR

     Shares in each Fund are sold on a continuous basis without a sales load by the Company's distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz. The Distributor's principal offices are located at 237 Park Avenue, New York, New York 10017.

     Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.10% of its net assets annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders.

     Although it is anticipated that some promotional activities will be conducted on a Company-wide basis, payments made by the Funds under the Plan will generally be used to finance the distribution of shares of the Funds. Expenses incurred in connection with Company-wide activities may be allocated pro rata among all portfolios of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by larger Funds of the distribution of shares of smaller Funds.

                                     YIELD


     From time to time, the Funds may make available information as to their "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of each Fund refers to the income generated by an investment in that Fund over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended November 30, 1995, the annualized yields of the 100% U.S. Treasury Fund, the U.S. Treasury Fund, the Government Fund, the Cash Management Fund, the Tax Free Fund and the New York Tax Free Fund were 4.86%, 5.18%, 5.20%, 5.22%, 3.33% and 3.21%, respectively, and the effective yields of such Funds were 4.98%, 5.31%, 5.33%, 5.36%, 3.38% and 3.26%, respectively.



     The 100% U.S. Treasury Fund may quote a "pass-through yield" to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by that Fund. The "pass-through yield" refers to that portion of income derived from interest income on direct obligations of the United States Government that qualified for exemption from state taxes. Based on the foregoing calculation and assuming state income tax rates of 3%, 7% and 11%, the state pass-through yields of the 100% U.S. Treasury Fund for the seven-day period ended November 30, 1995 were 5.01%, 5.23% and 5.46%, respectively.



     The Tax Free Fund and the New York Tax Free Fund may make available information as to their "tax equivalent yields." The "tax equivalent yield" refers to the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax free yield, and is calculated by increasing the annualized yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus the tax equivalent yield for a Fund will always exceed such Fund's yield. For the same seven-day period ended November 30, 1995, the tax equivalent yields for the Tax Free Fund and the New York Tax Free Fund were 4.83% and 5.14%, respectively, assuming an effective tax rate of 31% for the Tax Free Fund and 37.5% for the New York Tax Free Fund.


     The yield of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Funds may be compared to yields set forth in the weekly statistical release designated H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System and the yield of the Fund may be compared to yields published by Lipper Analytical Services, Inc. or set forth in such publications as Donoghue's Money Fund Report and Bank Rate Monitor. Performance and yield data as reported in various national and local financial publications may also be used in comparing the performance and yields of the Funds.

     Credits and charges incurred by customers of Shareholder Servicing Agents in connection with an investment in a Fund will not be reflected in yield quotations published by such Fund. See "Management -- Shareholder Servicing Agents."

                                     TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting the Company, the Funds and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     Each Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code, applicable to regulated investment companies generally will be applied to each Fund separately, rather than to the Company as a whole. In addition, net realized long-term capital gains, net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and operating expenses will be determined separately for each Fund. The Company believes that each Fund has qualified in the past, and intends to qualify in the future, as a regulated investment company under Subchapter M of the Code. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year at least 90% of its net investment income net of certain deductions allocable to such income. Each Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund intends to make sufficient distributions to avoid application of this excise tax.


     Dividends paid by each Fund from net investment income (including net realized short-term capital gains), will be taxable to shareholders that are otherwise subject to tax as ordinary income. Dividends declared in October, November or December of any year, payable to shareholders of record on a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund on December 31, provided such dividends are paid during January of the following year. Although each Fund does not expect to realize net long-term capital gains, such gains, if realized, will be distributed at least annually and will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held shares of the Fund.

     Because substantially all of the income of each Fund will arise from interest, no part of the distributions to shareholders is expected to qualify for the dividends-received deduction allowed to corporations under the Code.

STATE AND LOCAL INCOME TAXES

     Some states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of United States Government securities (such as United States Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of United States Government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of United States Government securities unless the regulated investment company holds at least a required amount of United States Government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of United States Government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased United States Government securities directly. However, since the dividends from the 100% U.S. Treasury Fund will be derived exclusively from interest on United States Treasury obligations, most states (including most of those imposing threshold requirements) will allow the character of the 100% U.S. Treasury Fund's income from United States Treasury obligations to pass through to its shareholders. Shareholders' dividends from a Fund attributable to income from repurchase agreements generally are subject to state and local income taxes, although localities vary in their treatment of such income. In addition, certain states (including New York) will treat shareholders' dividends from the U.S. Treasury Fund attributable to the U.S. Treasury Fund's income from STRIPS in the same manner as interest income from United States Treasury obligations; accordingly, such income may be exempt from state and local income taxes. Each shareholder of the 100% U.S. Treasury Fund and the U.S. Treasury Fund will receive an annual statement showing the amount of dividends received from obligations the interest on which is exempt from state and local income taxes. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of United States Government securities.


THE TAX FREE FUND AND THE NEW YORK TAX FREE FUND


     The Tax Free Fund and the New York Tax Free Fund each intend to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each of these Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from federal income tax. In addition, dividends from the New York Tax Free Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as certain obligations of Puerto Rico). Dividends from the New York Tax Free Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.


     Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of dividends from the Tax Free Fund or the New York Tax Free Fund may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and a foreign corporate shareholder's liability under the branch profits tax. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which a shareholder's Social Security benefits are taxable, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies.

     The exemption of interest income for federal income tax purposes and, in the case of the New York Tax Free Fund, for New York State and New York City personal income tax purposes, may not result in similar exemptions under the tax law of state and local authorities outside New York. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

     Each year the Company will notify shareholders of the federal and state income tax, and in the case of the New York Tax Free Fund, the New York City personal income tax, consequences of distributions made by the Tax Free Fund and the New York Tax Free Fund. Under the Omnibus Budget Reconciliation Act of 1993, all or a portion of a Tax Free Fund's gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

FOREIGN SHAREHOLDERS

     The preceding description concerning taxes does not apply to shareholders who, as to the United States, are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships ("Foreign Shareholders"). Foreign Shareholders may be subject to U.S. withholding taxes and should consult with their own tax advisors concerning the specific tax consequences of an investment in any of the Funds. See "Additional Information Concerning Taxes -- Foreign Shareholders" in the Statement of Additional Information.
                            ------------------------

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. In addition, descriptions of state and local income tax consequences in this Prospectus and in the Statement of Additional Information have not been independently verified by the Company, its investment advisers or their counsel and should not be relied upon as authoritative, although the Company will investigate the state and, if applicable, the local tax rate in effect in any given state or locality to the extent necessary to quote a tax equivalent yield for that state or locality in its advertisements.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on October 5, 1988. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation authorize the issuance of six series of shares corresponding to shares in the 100% U.S. Treasury Fund, the U.S. Treasury Fund, the Government Fund, the Cash Management Fund, the Tax Free Fund and the New York Tax Free Fund. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios or additional classes of capital stock in the Company's existing portfolios.

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. In such cases, the Company will assist in calling the meeting (including effecting any necessary shareholder communications) as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the statement of Additional Information.

     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS

     Shareholders of record will receive unaudited semi-annual reports showing the portfolio for the Funds in which such shareholder is invested and other information, and an annual report containing financial statements audited by independent certified public accountants. KPMG Peat Marwick LLP has been appointed as the Company's auditors. The Company's fiscal year ends on November 30.

     Customers can write or call their Shareholder Servicing Agent with any questions relating to their investment in the Funds.

---------------------------------
SHAREHOLDER SERVICES

For yield quotes, prospectuses or general product information, please call
         The Hanover Funds at:
         1-800-821-2371

INVESTMENT ADVISERS
The Portfolio Group, Inc.

Texas Commerce Bank, National Association

                                                              HOMM 03/95
      ---------------------------------------------------------------

      The Hanover

      ---------------------------------------------------------------
      Money Market

      ---------------------------------------------------------------
      Funds

      ---------------------------------------------------------------

-------------------------------------------------------------
   -THE 100% U.S. TREASURY SECURITIES FUND
-------------------------------------------------------------
   -THE U.S. TREASURY FUND
-------------------------------------------------------------
   -THE GOVERNMENT FUND
-------------------------------------------------------------
   -THE CASH MANAGEMENT FUND
-------------------------------------------------------------
   -THE TAX-FREE FUND
-------------------------------------------------------------
   -THE NEW YORK TAX-FREE FUND
-------------------------------------------------------------
                                   Prospectus

                       March 29, 1996


LOGO

                            THE HANOVER FUNDS, INC.
                                237 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 821-2371
                            ------------------------



                      STATEMENT OF ADDITIONAL INFORMATION



     The Hanover Funds, Inc. (the "Company") is a professionally managed open-end investment company that currently has six investment portfolios: The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund (collectively, the "Funds"). The investment objective of each Fund is described in the prospectus of the Company dated March 29, 1996, as amended or supplemented from time to time (the "Prospectus") under the caption "Investment Objectives and Policies."


     This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Prospectus. This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with it. Copies of the Prospectus may be obtained without charge by writing or calling the Company at its address or telephone number above.


MARCH 29, 1996

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Investment Policies...................................................................     1
Additional Information on Portfolio Instruments.......................................     1
Ratings...............................................................................     2
Additional Investment Activities......................................................     2
Special Factors Affecting the New York Tax Free Money Market Fund.....................     4
Limiting Investment Risks.............................................................    28
Management............................................................................    30
     Directors and Officers...........................................................    30
     Investment Advisers..............................................................    32
     Administrators, Custodian, Transfer Agent and Sub-Transfer Agent.................    34
     Shareholder Servicing Agents.....................................................    37
Expense Limitations...................................................................    39
Portfolio Transactions................................................................    39
Distributor...........................................................................    40
Net Asset Value.......................................................................    41
How to Purchase and Redeem Shares.....................................................    42
Dividends.............................................................................    42
Yield.................................................................................    42
Additional Information Concerning Taxes...............................................    43
Capital Stock.........................................................................    45
Validity of Shares....................................................................    47
Auditors..............................................................................    47
Audited Financial Statements..........................................................   F-1


                                       I.i

                              INVESTMENT POLICIES


     The following information supplements the discussion of the investment objectives and policies of the Funds found under "Investment Objectives and Policies" in the Prospectus. Except for the matters specified under "Limiting Investment Risks" in the Prospectus and in this Statement of Additional Information, and as otherwise stated in the Prospectus, all matters described herein and in the Prospectus are not fundamental and may be changed by the Board of Directors of the Company without the approval of shareholders. See "Capital Stock."

     In addition to the obligations and investment activities described below and in the Prospectus, the Funds may invest in types of securities and engage in investment activities that become permissible in the future to the extent consistent with the requirements of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act").

                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

UNITED STATES GOVERNMENT SECURITIES


     United States Treasury Obligations. The United States Treasury issues various types of marketable securities. These securities are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis.



     United States Government Agency and Instrumentality Obligations. Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the United States Government include the Government National Mortgage Association, the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation.


BANK OBLIGATIONS

     Bank obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits. Descriptions of these obligations and of the banks the obligations of which the Funds may purchase are set forth in the Prospectus.

MUNICIPAL OBLIGATIONS


     Municipal Commercial Paper. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued by a municipality to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.



     Municipal Notes. Municipal notes generally have maturities at the time of issuance of three years or less.



     Municipal Bonds. Municipal bonds generally have maturities at the time of issuance of up to thirty years.


     The taxable market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal obligations. The more limited marketability of tax-exempt municipal obligations may make it difficult in certain circumstances to dispose of large investments advantageously. In general, tax-exempt municipal obligations are also subject to credit risks such as the loss of credit ratings or possible default. In addition, interest on certain tax-exempt municipal obligations might lose its tax-exempt status in the event of a change in the tax laws.

                                    RATINGS


     The rating "P-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's") and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's Ratings Group ("S&P").



     Municipal commercial paper rated "Prime-1" by Moody's or "A-1" by S&P is of the highest quality, with a degree of safety regarding timely payment that is either overwhelming or very strong. Municipal commercial paper rated "Prime-2" by Moody's or "A-2" by S&P is of high quality, indicating a strong capacity for timely repayment.


     Other nationally recognized statistical rating organizations ("NRSROs") have rating categories similar to those used by Moody's and S&P.

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security. However, the investment adviser for that Fund will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent the ratings given by any NRSRO may change as a result of changes in such organizations or in their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

                        ADDITIONAL INVESTMENT ACTIVITIES

     The discussion below supplements the information set forth in the Prospectus under "Additional Investment Activities." A Fund will enter into the following types of transactions only with institutions considered by that Fund's investment adviser, based on guidelines established by the Company's Board of Directors, to present minimal credit risks.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

LOANS OF PORTFOLIO SECURITIES

     Each Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. The Funds will typically loan their portfolio securities only on a short-term basis, and will not enter into any portfolio security lending arrangements having a duration of longer than thirteen months. Any securities that a Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a Fund will be invested in securities in which such Fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. A Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker. No Fund currently intends to make loans of portfolio securities with a value in excess of 5% of the value of its total assets.

RULE 144A SECURITIES AND SECTION 4(2) PAPER


     As indicated in the Prospectus, each Fund, except The 100% U.S. Treasury Securities Money Market Fund and The U.S. Treasury Money Market Fund, may purchase certain restricted securities ("Rule 144A securities") for which there may be a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933 (the "Securities Act") and may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.


     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Board of Directors of the Company has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the Funds' limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors will delegate to the investment advisers for each Fund the determination for the Funds which they advise as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors will periodically review the Funds' purchases and sales of Rule 144A securities and Section 4(2) paper.


STAND-BY COMMITMENTS


     Each Fund, except The 100% U.S. Treasury Securities Money Market Fund and The U.S. Treasury Money Market Fund, may acquire rights to "put" its securities at an agreed upon price within a specified period prior to their maturity date. Such Funds may also enter into put transactions sometimes referred to as "stand-by commitments," which entitle the holder to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Each such Fund's right to exercise a stand-by commitment will be unconditional and unqualified.

     The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for certain stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to enter into stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the stand-by commitment is held by the Fund and will be reflect in realized gain or loss when the stand-by commitment is exercised or expires.

     In the event that the issuer of a stand-by commitment acquired by a Fund defaults on its obligation to purchase the underlying security, then that Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the stand-by commitment. The maturity of a portfolio security will not be considered shortened by a stand-by commitment to which such obligation is subject. Therefore, stand-by commitment transactions will not affect the average weighted maturity of the Fund's portfolio.


                           SPECIAL FACTORS AFFECTING


                    THE NEW YORK TAX FREE MONEY MARKET FUND



     Some of the significant financial considerations relating to the investments of The New York Tax Free Money Market Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.



NEW YORK STATE



     New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.



     In April 1993, legislation was also enacted providing for significant constitutional changes to the long-term financing practices of the State and the Authorities.



     In June 1994, the Legislature passed a proposed constitutional amendment that would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would permit multiple purpose general obligation bond proposals to be proposed on the same ballot, require that State debt be incurred only for capital projects included in a multi-year capital financing plan and prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.



     Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, Governor Cuomo and the State Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap (4.4 percent of personal income).



     Although the State Senate and Assembly passed the amendment, the voters defeated it in November 1995.



     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.



     The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State-guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996.



     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.



     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the States makes certain local aid payments. The State also participates in the issuance of certificates of participation ("COPs")in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interest in acquiring operational equipment, or in certain cases, real property.



     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.



     The State also employs moral obligations financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority.



     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.



     LGAC is authorized to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year, to redeem notes sold in June 1995.



     Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.7 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1994-95 capital projects. Included therein are borrowings by (i) the Dormitory Authority of the State of New York ("DA") for State University of New York ("SUNY"), The City University of New York ("CUNY"), and health facilities, (ii) the New York State Medical Care Facilities Finance Agency ("MCFFA") for mental health facilities; (iii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iv) UDC for prison and youth facilities and economic development programs; (v) the Housing Finance Agency ("HFA") for housing programs; and (vi) other borrowings by the Environmental Facilities Corporation ("EFC") and the Energy Research and Development Authority ("ERDA").



     In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC"), created to provide financing assistance to New York City (the "City"), is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the Benefit of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984.



     State Financial Operations. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.



     Although the State ranks 22nd in the nation for its State tax burden, the State has the second highest combined state and local tax burden in the United States. In 1991, total State and local taxes in New York were $3,349 per capita, compared with $1,475 per capita in 1980. Between 1980 and 1991, State and local taxes per capita increased at approximately the same rate in the State as in the nation as a whole with per capita taxes in the State increasing by 127% while such taxes increased 111% in the nation. The State Division of the Budget ("DOB")believes, however, that it is more informative to describe the state and local tax burden in terms of its relationship to personal income. In 1992, total State and local taxes in New York were $154.70 per $1,000 of personal income, compared with $152.70 in 1980. Between 1980 and 1992, State and local taxes per $1,000 of personal income increased at a slower rate in the State than in the nation as a whole with such taxes in the State increasing by 1.3 percent while such taxes increased 4 percent in the nation. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within the State. The State and its localities have used these taxes to develop and maintain their respective transportation networks, public schools and colleges, public health systems, other social services, and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.



     The national economy began expanding in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. DOB forecasted that national economic growth would weaken, but not turn negative, during the course of 1995 before beginning to rebound. This dynamic is often described as a "soft landing."



     The national economy achieved the desired "soft landing" in 1995, as growth slowed from 6.2 percent in 1994 to a rate sufficiently slow to inhibit the buildup of inflationary pressures. This was achieved without any material pause in the economic expansion, although recession worries flared in the late spring and early summer. Growth in the national economy is expected to moderate during 1996. Real GDP grew only 0.9 percent in the fourth quarter of 1995, and there were declines in the leading economic indicators in four of the past five months. It is anticipated that slow economic growth will continue through the first half of 1996 and inflationary pressures will be modest in 1996. Economic growth will gradually accelerate in the second half of 1996 as the lower level of interest rates over the last year is expected to stimulate economic activity. Economic growth, as measured by the nation's nominal GDP, is projected to expand by 4.3 percent in 1996 versus 4.6 in 1995. In 1992 dollars, real GDP is expected to grow 1.8 percent as compared with the 2.1 percent growth in 1995. By either measure, economic growth is projected to be noticeably slower for 1996 than 1995.



     To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, the State has created 40 "economic development zones" in economically distressed regions of the States. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones. There can be no assurance that these programs will be successful.



     From 1994 to 1995 the annual growth rates of most economic indicators for the State improved. The pace of private sector employment expansion and personal income and wage growth all accelerated. Government employment fell as workforce reductions were implemented at federal, State and local levels. Similar to the nation, some moderation of growth is expected in the year ahead. Private sector employment is expected to continue to rise, although somewhat more slowly than in 1995, while public employment should continue to fall, reflecting government budget cutbacks. Anticipated continued restraint in wage settlements, a lower rate of employment growth and falling interest rates are expected to slow personal income growth significantly.



     The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year.



     The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year (the "1995-96 State Financial Plan") was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated quarterly pursuant to law in July, October and January.

     The 1995-96 budget is the first to be enacted in the administration of Governor George Pataki, who assumed office on January 1, 1995. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.



     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the 1995-96 State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.



     The 1995-96 State Financial Plan contemplates closing this gap based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.



     The following discussion summarizes updates to the 1995-96 State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.



     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected by the State to account for approximately 49 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.



     The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts are projected to be $33.110 billion, an increase of $48 million over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $33.055 billion, an increase of $344 million over the total amount disbursed and transferred in the prior fiscal year.



     In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.



     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 40 percent of total government funds receipts and disbursements in the 1995-96 fiscal year, about three-quarters of that activity relates to Federally-funded programs.



     Projected receipts in this fund type total $25.547 billion, an increase of $1.316 billion over the prior year. Projected disbursements in this fund type total $26.002 billion, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the "MTA") funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.



     Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1995-96 fiscal year, activity in these funds is expected to comprise 7 percent of total governmental receipts and disbursements.



     Disbursements from this fund type are projected to increase by $541 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust Fund is projected to comprise 23 percent of the activity in this fund type -- $936 million in 1995-96 -- and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $80 million over 1994-95 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (38 percent), general obligation bond proceeds (9 percent), and current revenues (28 percent). Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.



     Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1995-96 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.



     The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1995-96 fiscal year, total disbursements in this fund type are projected at $2.506 billion, an increase of $303 million or 13.8 percent. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments.



     The State contemplates financing the remaining payments by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.761 billion -- is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.



     The State issued the first of the three required quarterly updates to the 1995-96 cash-basis State Financial Plan on July 28, 1995 (the "First Quarter Update"). The First Quarter Update projected continued balance in the State's 1995-96 Financial Plan, and incorporated few revisions to the initial State Financial Plan of June 20, 1995. The economic forecast was unchanged. A number of small, offsetting changes were made to the annual receipts and disbursements estimates. The First Quarter Update also incorporated the restatement of three transactions within the budget so that these transactions conformed with accounting treatments utilized by the Office of the State Comptroller. These restatements had the net effect of reducing both General Fund receipts and disbursements by $251 million; therefore, they had no impact on the closing balance of the General Fund.



     The State issued its second quarterly update to the cash-basis 1995-96 State Financial Plan (the "Mid-Year Update") on October 26, 1995. The Mid-Year Update projected continued balance in the State's 1995-96 Financial Plan, with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The resulting General Fund balance decreased from $213 million in the First Quarter Update to $172 million in the Mid-Year Update, reflecting the expected use of $41 million from the Contingency Reserve Fund for payments of litigation and disallowance expenses. The Mid-Year Update also incorporated changes resulting from implementation of the Governor's Management Review Plan which was released on October 12, 1995. The Management Review Plan is expected to produce savings of $148 million in State fiscal year 1995-96, primarily through Medicaid Utilization controls, consolidation of State agency staffing and office space, controls on staffing, overtime and contractual expenses, and increased productivity. Of the $148 million in savings attributable to the Management Review Plan, $146 million was reflected in low spending from the General Fund and $2 million was reflected in increased General Fund receipts.



     The State revised the cash-basis 1995-96 Financial Plan on December 15, 1995 (the "December 15 Update"), in conjunction with the release of the Executive Budget for the 1996-97 fiscal year.



     The December 15 Update projected continued balance in the 1995-96 General Fund Financial Plan, with reductions on projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the Mid-Year Update, reflecting two more months of actual results, deficiency requests by State agencies (the largest of which is for school aid resulting from revisions to data submitted by school districts), and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the Mid-Year Update. Tax receipts are now projected to be $29.57 billion, $8 million less than in the earlier plan. Miscellaneous receipts and transfers from other funds are estimated at $3.15 billion, $65 million lower than in the Mid-Year Update. The largest single change in these estimates is attributable to the lag in achieving $50 million in proceeds from sales of State assets, which are unlikely to be completed prior to the end of the fiscal year.



     Projected General Fund disbursements are reduced by a total of $73 million, with changes made in most major categories of the 1995-96 State Financial Plan. The reduction in overall spending masks the impact of deficiency requests totaling more than $140 million, primarily for school aid and tuition assistance to college students. Offsetting reductions in spending are attributable to the continued maintenance of strict controls on spending through the fiscal year by State agencies, yielding savings of $50 million. Reductions of $49 million in support for capital projects reflect a stringent review of all capital spending. Reductions of $30 million in debt service costs reflect savings from refundings undertaken in the current fiscal year, as well as savings from lower interest rates in the financial market. Finally, the 1995-96 Financial Plan reflects reestimates based on actual results through November, the largest of which is a reduction of $70 million in projected costs for income maintenance. This reduction is consistent with declining caseload projections.



     The balance in the General Fund at the close of the 1995-96 fiscal year is expected to be $172 million, entirely attributable to monies in the Tax Stabilization Reserve Fund following the required $15 million payment into that Fund. A $40 million deposit in the Contingency Reserve Fund included as part of the enacted 1995-96 budget will not be made, and the minor balance of $1 million currently in the Fund will be transferred to the General Fund. These Contingency Reserve Fund monies are expected to support payments from the General Fund for litigation related to the State's Medicaid program, and for federal disallowances.



     Changes in federal aid programs currently pending in Congress are not expected to have a material impact on the State's 1995-96 Financial Plan, although prolonged interruptions in the receipt of federal grants could create adverse developments, the scope of which can not be estimated at this time. The major remaining uncertainties in the 1995-96 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balances of the year.

     The State issued its third required quarterly update to the 1995-96 cash-basis State Financial Plan on January 30, 1996 (the "Third Quarterly Update"). The Third Quarterly Update was published two weeks after the closure of the Governor's 30-day amendment period, during the Governor revised the 1996-97 State Financial Plan.



     The Third Quarterly Update reflected actual results through the third quarter of the State's fiscal year, quarterly and year-end tax payments received in December and January, and modest changes in spending to reflect the current year impact of certain 30-day amendments. The 1995-96 General Fund State Financial Plan was projected to remain in balance on a cash basis, with both receipts and disbursements projected to be $47 million higher than in the December 15 Update. Total taxes were projected to be $29.66 billion, $88 million higher than in the December 15 Update. Miscellaneous receipts and transfers were expected to total $3.1 billion, down $41 million from the December 15 Update. Total disbursements were projected to be $32.75 billion. Spending in Governmental Funds were projected at $63.31 billion, an increase of $15 million from the December 15 Update.



     The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995. The Executive Budget also contains financial projections for the State's 1997-98 and 1998-99 fiscal years and an updated Capital Plan. As provided by the State Constitution, the Governor submitted amendments to his 1996-97 Executive Budget within 30 days following submission and after the 30-day amendment period. Those amendments are reflected in the discussion of the 1996-97 Executive Budget contained in this Statement of Additional Information. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Statement of Additional Information.



     The 1996-97 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the Executive Budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by 0.4 percent from the prior fiscal year after adjustments and transfers for comparability.



     The Executive Budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1996-97 were projected at $35 billion, an increase of $2.3 billion or 7 percent from 1995-96. This increase would have resulted from growth in Medicaid, inflationary increases in school aid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1995-96. Receipts would have been expected to fall by $1.6 billion. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1995-96 and implementation of previously enacted tax reduction programs.



     The Executive Budget proposes to close this gap primarily through a series of spending reductions and cost containment measures. The Executive Budget projects (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the federal Medicaid program, including an increase in the federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs. The assumption regarding an increased share of federal Medicaid funding has received bipartisan Congressional support and would benefit 32 states, including New York.

     The 1996-97 Financial Plan projects receipts of $31.32 billion and spending of $31.22 billion, allowing for a deposit of $85 million to the Contingency Reserve Fund and a required repayment of $15 million to the Tax Stabilization Reserve Fund.



     The Governor has submitted several amendments to the Executive Budget. These amendments have a nominal impact on the State's Financial Plan for 1996-97 and the subsequent years. The net impact of the amendments leaves unchanged the total estimated amount of General Fund spending in 1996-97, which continues to be projected at $31.22 billion. All funds spending in 1996-97 is increased by $68 million, primarily reflecting adjustments to projections of federal funds, and now totals $63.87 billion.



     The budget amendments advanced by the Governor are largely technical revisions, with General Fund spending increases fully offset by spending decreases. Reductions in estimated 1996-97 disbursements are recommended primarily for welfare (associated with updated projections showing a declining caseload) and debt service (reflecting lower interest rates and recent bond sales). Disbursement increases are projected for snow and ice control, the AIDS Institute, Health Department utilization review programs and other items. Estimated disbursements for other funds are increased to accommodate updated projections of federal funding in certain categorical grant programs and reduced for welfare as noted for the General Fund.



     On March 15, 1996, two weeks before the start of the 1996-97 fiscal year, the Governor presented additional amendments to the 1996-97 Executive Budget which address two potential outcomes of the federal debate on entitlement reform:



          - Contingency Plan -- If the federal government fails to adopt entitlement changes assumed to produce savings in the Executive Budget for the State's 1996-97 fiscal year, the Governor has identified $2.01 billion in new or redirected resources to replace these savings in order to preserve budget balance in the 1996-97 State Financial Plan.



          - Balanced Budget Bonus Plan -- If the federal government acts, through legislation or through waivers of existing federal provisions, and any necessary conforming changes are adopted by the State Legislature, the State could receive all or a portion of the $2.01 billion benefit anticipated in the original 1996-97 Executive Budget. As a result, a portion of the new resources identified in the Contingency Plan would then be available to make restorations or add new spending to the 1996-97 State budget. The Balanced Budget Bonus Plan sets priorities for up to $1.42 billion in potential recurring and non-recurring spending increases.



     There can be no assurance that the Legislature will enact the Executive Budget or any of the amendments proposed by the Governor, that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Statement of Additional Information, or that the State's actions will be sufficient to maintain budgetary balance in 1996-97 or future fiscal years Further, since the amendments implementing the Contingency Plan and the Balanced Budget Bonus Plan have been submitted after the 30-day amendment period, the Legislature must consent to their introduction.



     DOB believes that its economic assumptions and its projections of receipts and disbursements for the 1996-97 Executive Budget as amended by the Contingency Plan and the Balanced Budget Bonus Plan are reasonable. However, various financial, social, economic, and political factors can affect these projections, of which certain factors, such as action by the federal government, are outside the State's control. Because of the uncertainty and unpredictability of these factors, their impact cannot be fully anticipated in the assumptions underlying the State's projections.



     The 1996-97 Executive Budget includes actions that will have an impact on receipts and disbursements in future fiscal years. The Governor has proposed closing the 1996-97 budget gap primarily through expenditures reductions and without increases in taxes or deferrals of scheduled tax reductions. After accounting for proposed changes to the Executive Budget submitted during the 30-day amendment period, the net impact of these actions is expected to produce a potential imbalance in the 1997-98 fiscal year of $1.44 billion and in the 1998-99 fiscal year of $2.46 billion, assuming implementation of the 1996-97 Executive Budget recommendations. For 1997-98, receipts are estimated at $30.62 billion and disbursements at $32.05 billion. For 1998-99, receipts are estimated at $31.85 billion and disbursements at $34.32 billion.

     For 1996-97 the closing fund balance in the General Fund is projected to be $272 million. The required deposit to the Tax Stabilization Reserve Fund adds $15 million to the 1995-96 balance of $172 million in that fund, bringing the total to $187 million at the close of 1996-97. The remaining General Fund balance reflects the deposit of $85 million to the Contingency Reserve Fund, to provide resources to finance potential costs associated with litigation against the State. This deposit is expected to be made pursuant to legislation submitted with the Executive Budget which will require the State share of certain non-recurring federal recoveries to be deposited to the Contingency Reserve Fund.



     For 1996-97, the Financial Plan projects disbursements of $28.93 billion from this Fund. This includes $7.65 billion from Special Revenue Funds containing State revenues, and $21.28 billion from funds containing federal grants, primarily for social welfare programs.



     The 1996-97 Executive Budget recommends that all of the SUNY's revenues be consolidated in a single fund, permitting SUNY more flexibility and control in the use of its revenues. As a result of this proposal, General Fund support would be transferred to this fund, rather than spent directly from the General Fund. SUNY's spending from this fund is projected to total $2.55 billion in 1996-97. The Mass Transportation Operating Assistance Fund and the Dedicated Mass Transportation Trust Fund, which receive taxes earmarked for mass transportation programs throughout the State, are projected to have total disbursements of $1.23 billion in 1996-97. Disbursements also include $1.63 billion in lottery proceeds which, after payment of administrative expenses, permit the distribution of $1.43 billion for education purposes. One hundred million dollars of lottery proceeds will be reserved in a separate account for a local school tax reduction program to be agreed upon by the Governor and the Legislature for disbursement in State fiscal year 1997-98. Disbursements of $650 million in 1996-97 from the Disproportionate Share Medicaid Assistance Fund constitutes most of the remaining estimated State Special Revenue Funds disbursements.



     Federal Special Revenue Fund projections for 1996-97 were developed in the midst of considerable uncertainty as to the ultimate composition of the federal budget, including uncertainties regarding major federal entitlement reforms. Disbursements are estimated at $21.27 billion in 1996-97, an increase of $2.02 billion, or 10.5 percent from 1995-96. The projections included in the 1996-97 State Financial Plan assume that the federal Medicaid program will be reformed generally along the lines of the congressional MediGrant program. This would include an increase from 50 percent to 60 percent in the federal share of New York's Medicaid expenses. A repeal of the federal Boren amendment regarding provider rates is also anticipated. As a result of these changes, the Executive Budget projects the receipt of $13.1 billion in total federal Medicaid reimbursements in 1996-97, an increase of approximately $915 million from the 1995-96 level.



     The second largest projected increase in federal reimbursement is for the State's welfare program. The State is projected to receive $2.5 billion, up $421 million from 1995-96 levels, primarily because of increased funding anticipated from the proposed federal welfare block grant. All other federal spending is projected at $5.7 billion for 1996-97, an increase of $626 million.



     Disbursements from the Capital Projects Funds in 1996-97 are estimated at $3.76 billion. This estimate is $332 million less than the 1995-96 projections. The spending reductions are the result of program restructuring, achieved in 1995-96 and continued in the 1996-97 Financial Plan. The spending plan includes:



     - $2.5 billion in disbursements for the second year of the five-year $12.6 billion State and local highway and bridge program;



     - Environmental Protection Fund spending of $106.5 million;



     - Correctional services spending of $153 million; and



     - SUNY and CUNY capital spending of $196 million and $87 million, respectively.



     The share of capital projects to be financed by "pay-as-you-go" resources is projected to hold steady in 1996-97 at approximately 27 percent. State-supported bond issuances finance 44 percent of capital projects, with federal grants financing the remaining 29 percent.

     Disbursements from the Debt Service Fund are estimated at $2.64 billion in 1996-97, an increase of $206 million or 9 percent from 1995-96. Of this increase, $85 million is attributable to transportation bonding for the State and local highway and bridge programs which are financed by the Dedicated Highway and Bridge Trust Fund, $35 million is for corrections including new debt service on prisons recently purchased from New York City, and $27 million is for the mental hygiene programs financed through the Mental Health Services Fund. Debt service for LGAC bonds increases only slightly after years of significant increases, as the new-money bond issuance portion of the LGAC program was completed in State fiscal year 1995-96. Increased debt service costs primarily reflect prior capital commitments financed by bonds issued by the State and its public authorities, the reduced use of capitalized interest, and the use of shorter term bonds, such as the 10 year average maturity for the Dedicated Highway and Bridge Trust Fund bonds.



     The 1995-96 State Financial Plans and the 1996-97 Executive Budget are based upon forecasts of national and State economic and financial conditions. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results in the 1995-96 and the 1996-97 fiscal years that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.



     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95 as described below.



     New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.



     Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.



     Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and


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other programs. Lower education costs are attributable to the availability of
$110 million in additional lottery proceeds and the use of LGAC bond proceeds.



     The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.



     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in its tax refund reserve account, $265 million in its CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.



     Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.



     Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in the 1993-94 fiscal year exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.



     The higher receipts resulted, in part, because the State economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The State economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The State Division of the Budget (the "DOB") believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.



     Disbursements and transfers from the General Fund were $303 million below the level that was projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.



     During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF,


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


which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.



     The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.



     The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.



     There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.



     Disbursements and transfers to other funds were $45 million above projections made in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in January 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.



     The financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. Any such recurring imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.



     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.


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


     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing.



     On January 13, 1992, Standard & Poor's ("S&P") lowered its rating on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook to positive and, on October 3, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.



     On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. In 1992, S&P lowered the State's general obligation bond rating to A-, where it currently remains and was affirmed on July 13, 1995. Prior to this, on March 26, 1990, S&P lowered its rating of all of the State's outstanding general obligation bonds from AA- o A. Previous S&P ratings were AA- from August, 1987 to March, 1990 and A+ from November, 1982 to August, 1987.



     Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1994, the date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate Authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.



     There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.



     In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.



     Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.



     The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State Housing Finance Agency, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.



     Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.



     Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1995-96 fiscal year, total State assistance to the MTA is estimated by the State to be approximately $1.1 billion.



     In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program may be financed in significant part through dedication of State petroleum business taxes referred to above. However, in December 1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program Review Board. Further consideration of the resolution was deferred until 1995.



     There can be no assurance that all the necessary governmental actions for the 1992-96 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the 1992-96 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.



     Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the 1995-96 fiscal years and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the 1995-96 fiscal year.


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


     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the reestablishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.



     Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.



     From time to time, proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.



     Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) a challenge to certain enhanced supplemental pension allowances for members of the state and local retirement systems; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which after the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) a challenge to State regulations which reduce base prices for the direct and indirect component of Medicaid reimbursement for rate years commencing 1989; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing;
(vi) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby;
(ix) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (x) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; (xi) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law sec. 301; and (xii) two cases by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11%, and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities were resolved by order dated October 2, 1995, the United States District Court for the Southern District of New York held that the 11 percent and 13 percent surcharges are preempted by FEBHA and unenforceable against commercial insurers which provide stop-loss coverage to self-funded ERISA plans.



     Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awards and anticipated unfavorable judgments at $675 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1995-96 State Financial


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


Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan.



NEW YORK CITY



     The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its fiscal years from 1981 through 1993, which end on June 30, show a General Fund surplus reported in accordance with generally accepted accounting principles ("GAAP"). In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.



     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.



     Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.



     On January 31, 1996, the City published the Financial Plan for the 1996-1999 fiscal years, which is a modification to a financial plan submitted to the Control Board on July 11, 1995 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the Federal share of Medicaid costs otherwise paid by the City. This strategy is the subject of substantial debate, and implementation of this strategy will be significantly affected by State and Federal budget proposals currently being considered. The Financial Plan, which is consistent with the City's preliminary budget for the 1997 fiscal year, may be changed significantly by the time the budget for the 1997 fiscal year is adopted.


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     The July Financial Plan set forth proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the July Financial Plan for the 1996 fiscal year included
(i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) agency reduction programs, totaling $1.2 billion; (iii) transitional labor savings totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year. A modification to the July Financial Plan published on November 29, 1995 (the "November Financial Plan") included savings from a proposed refunding of outstanding debt and other expenditure reductions to offset a $129 million increase in projected expenditures.



     The 1996-1999 Financial Plan published on January 31, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the November Financial Plan, and projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. For the 1996 fiscal year, the Financial Plan includes actions to offset an additional $759 million budget gap resulting primarily from (i) the failure of the Port Authority of New York and New Jersey (the "Port Authority") to pay disputed back rent for the City's airports in the amount included in the November Financial Plan, (ii) shortfalls in Federal and State aid included in the November Financial Plan, (iii) shortfalls in revenues and in amounts to be saved through gap-closing actions at BOE, (iv) shortfalls in projected savings from cost containment initiatives proposed in the July Financial Plan affecting public assistance and Medicaid, and (v) the failure of the City and its labor unions to identify assumed savings in the City's health benefits system. The gap-closing measures for the 1996 fiscal year set forth in the Financial Plan include (i) additional proposed agency actions aggregating $207 million, (ii) the receipt of $150 million from MAC, and (iii) the receipt of $120 million from the proposed sale of mortgages, $75 million from increased revenues from the proposed sale of City tax liens on real property and $207 million from the proposed sale of the City's television station.



     The receipt of funds from MAC is subject to approval of MAC, the sale of the tax liens requires adoption of a local law by the City Council and the proposed sale of the City's television station is subject to Federal regulatory approval. In addition, the Federal budget negotiation process for the 1996 Federal fiscal year could result in a reduction in, or a delay in the receipt of, Federal grants in the City's 1996 fiscal year. If such approvals are not received on a timely basis, the City may be required to identify alternative measures to balance its 1996 fiscal year budget.



     The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year. The projected gaps for the 1997 through 1999 fiscal years have increased from the gaps projected in the November Financial Plan to reflect
(i) reductions in projected property taxes of $177 million, $294 million and $421 million in the 1997, 1998 and 1999 fiscal years, respectively, due to a lower than forecast increase in the tentative assessment roll published by the New York City Department of Finance, (ii) reductions in other forecast tax revenues of $114 millon, $216 million and $261 million in the 1997, 1998 and 1999 fiscal years, respectively, (iii) reductions in tax revenues of $79 million, $224 million and $341 million in the 1997, 1998 and 1999 fiscal years, respectively, as a result of new tax reduction initiatives, including a proposed sales tax exemption on clothing items under $500, and (iv) increased agency expenditures.



     The proposed gap-closing actions for the 1997 through 1999 fiscal years include (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through 1999 fiscal years; (ii) additional savings resulting from State and Federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed Federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, including the sale of the City's parking meters and associated revenues, which may require legislative action by the City Council, or the sale of other assets; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City is also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.



     The Governor has released the 1996-1997 Executive Budget, which will be considered for adoption by the State Legislature. The City estimates that the 1996-1997 Executive Budget provides the City with $173 million of savings from Medicaid cost containment proposals and $127 million of savings from proposed reductions in welfare spending in the 1997 fiscal year. The Financial Plan assumes that the remaining $350 million of the $650 million of entitlement reform benefits included in the Financial Plan for the 1997 fiscal year will be generated by the State providing the City with a portion of the additional funds received by the State as a result of the increased Federal share of Medicaid costs proposed in the State Executive Budget. However, the State Executive Budget does not currently contemplate sharing such funds with the City. In addition, the President and Congress are currently considering budget proposals for the 1996 Federal fiscal year. The Federal budget or other factors may cause substantial amendments to the State Executive Budget.



     The Federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare programs. The Federal and State aid projected in the Financial Plan, and the substantial savings assumed from cost containment in entitlement programs included in the Financial Plan gap-closing program for the 1997 through 1999 fiscal years, will be significantly affected both by the outcome of the current Federal budget negotiations and by the State budget proposals made by the Governor and to be considered by the State Legislature. The nature and extent of the impact on the City of the Federal and State budgets, when adopted, is uncertain, and no assurance can be given that Federal or State actions included in the Federal and State adopted budgets may not have a significant adverse impact on the City's budget and its Financial Plan.



     The projections for the 1996 through 1999 fiscal years reflect the costs of the proposed settlement with the United Federation of Teachers ("UFT") and the recent settlement with a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements which are discussed below. The projections for the 1996 through 1999 fiscal years also assume the BOE will be able to identify actions to offset possible substantial shortfalls in Federal, State and City revenues.



     Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. In November 1995 the City announced a tentative settlement with the UFT and a coalition of unions headed by District Council 37 which represent approximately two-thirds of the City's workforce. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. The Financial Plan reflects the costs associated with the settlements, and assumes similar increases for all other City-funded employees, which total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively. Such increases exceed $2 billion in each fiscal year after the 1999 fiscal year. District Council 37 and Local 237, representing approximately 90,000 full-time employees, have ratified the proposed settlement. On December 7, 1995, the members of the UFT voted on the proposed settlement with the UFT. Six chapters of the UFT, representing approximately 18,000 full-time employees, including teaching paraprofessionals, voted to ratify the proposed settlement, which will apply to those chapters if approved by BOE. Five chapters, representing approximately 76,000 full-time employees, including teachers, voted not to ratify the proposed settlement. A portion of the transitional labor savings contained in the Financial Plan is dependent upon conclusion of collective bargaining agreements with the City's workforce. There can be no assurance that the City will reach an agreement with the chapters of the UFT which rejected the proposed settlement on the terms contained in the Financial Plan.



     In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ("PBA") and the United Firefighters Association ("UFA").



     From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment. It is expected that the staff of the Control Board will issue a report in March 1996 reviewing the Financial Plan.



     On February 29, 1996 the staff of the City Comptroller issued a report on the Financial Plan. The report projects that there remains $408 million to $528 million in budget risks for the 1996 fiscal year, before taking into account the availability of $160 million in the General Reserve. The principal risks for the 1996 fiscal year identified in the report include $140 million to $190 million of uncertain revenues and projected savings at BOE and the receipt by the City of $100 million to $130 million from a proposed MAC refunding. The report also expressed concern as to whether the required regulatory approval for the sale of the City's television station would be received before the end of the 1996 fiscal year.



     With respect to the 1997 fiscal year, the report states that the Financial Plan includes total risks of between $2.05 billion and $2.15 billion. The report notes that the gap-closing program for the 1997 fiscal year assumes the implementation of highly uncertain State and Federal actions that would provide between $1.2 billion and $1.4 billion in relief to the City resulting from proposed public assistance and medical assistance entitlement reductions, a proposed increase in Federal Medicaid reimbursements, additional State aid and various privatization proposals. The report concludes that it is unlikely that the City will be able to implement most of these initiatives due to Federal and State budget difficulties. Additional risks for the 1997 fiscal year identified in the report include (i) risks attributable to BOE relating to unspecified additional State aid, unspecified expenditure reductions and proposals to reduce special education spending, which total $415 million, without taking into account potential reductions that will likely take place upon adoption of the Federal and State budgets; (ii) proposals for the sale of parking meters and other assets; and (iii) the receipt of $244 million to $294 million of lease payments from the Port Authority for the City's airports.



     The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and work force reductions, indicates the seriousness of the City's continuing budget difficulties, and that the Financial Plan will require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year. The report further notes that the relative weakness of the national and City economies makes it unlikely that new jobs and business expansion will generate significant additional tax revenues and that proposed Federal and State reductions in funding will reduce the levels of intergovernmental assistance for the City.



     On March 6, 1996, the staff of the OSDC issued a report on the Financial Plan. The report concluded that there remained a budget gap for the 1996 fiscal year of $44 million, which can be closed with the $200 million General Reserve, and additional significant risks totaling $507 million involving actions which require the approval of the State and Federal governments or other third parties. These risks include (i) potential delays in the sale of the City's television station; (ii) shortfalls in projected resources from MAC; and (iii) shortfalls of $100 million in projected State education aid and $50 million in projected Federal assistance. In addition, the report expressed concern that (i) the City may have to write off a portion of approximately $300 million in State education aid that was included as revenue in prior years' budgets, since the State has not made payment and neither the current nor the proposed State budget include an appropriation sufficient to cover most of this liability, and (ii) the City must complete two transactions before the end of the fiscal year, the sale of property tax liens and housing mortgages, that together are expected to produce resources of $267 million.



     The report also concluded that the gap for the 1997 fiscal year could be $544 million greater than the City's projected budget gap of $2 billion, primarily due to the failure of BOE to specify $304 million of expenditure reductions or additional resources necessary to bring its spending in line with the resources allocated to it in the Financial Plan. In addition, the report noted that gap-closing proposals set forth in the Financial Plan totalling $1.6 billion are at high risk of falling short of target. The proposals identified in the report as high risk include (i) $800 million in expected State and Federal assistance, primarily from savings in social service entitlement programs, which are dependent on the ultimate resolution of the Federal and State budgets; (ii) $300 million from initiatives to privatize parking meters and other City assets;
(iii) $244 million to be received from the Port Authority as retroactive lease payments for the City's two airports; and (iv) $181 million in spending cuts for BOE. Moreover, the report expressed concern that the potential for budget cuts at BOE could exceed $1 billion after taking into account the possible loss of $453 million in proposed reductions in State and Federal funding. The report also stated that non-recurring resources for the 1996 fiscal year have increased to over $1.7 billion, approaching the unprecedented $2 billion used in the 1995 fiscal year, and that one-third of the 1997 fiscal year gap-closing program already relies on one-time resources.



     With respect to the economy, the report noted that, in a time of slow economic growth, revenues continue to stagnate, and that the City's economic forecast, which is premised on sluggish national growth, does not reflect the potential for a national recession during the four years of the Financial Plan. In addition, the report expressed concern that the City's economy, and City and State tax revenues, are closely tied to swings in the financial markets, such as rising interest rates, which sharply reduced the profits of securities firms in 1994, and rising equity markets, which raised personal income and business tax collections in 1995, as well as economic conditions in Europe and Japan, which are currently weak.



     The report noted that Federal and State assistance is likely to be significantly reduced and that there is little potential for significant new revenues beyond those already reflected in the Financial Plan. The report concluded that, despite the City's success in work force reduction and entitlement savings, the Financial Plan shows an increasing imbalance between the City's recurring revenues and expenditures.



     On December 12, 1995, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be reduced in future years. The report noted that, under the State constitution, the City is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years. The report concluded that, if the value of taxable real property in each of 1998 and 1999 fiscal years continues to decline, reflecting the continuing trend of lower values of taxable property, the City would have to continue to curtail its capital program from the levels projected in the Financial Plan to remain within the legal debt-incurring limit in those years. The City Comptroller recommended that the City prioritize and improve the efficiency and administration of its current capital plan to determine which capital projects can be delayed or cancelled to further reduce capital expenditures and thus debt service over the course of the Financial Plan.



     On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.



     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City's current monthly cash flow forecast for the 1996 fiscal year shows a need of $2.4 billion of seasonal financing for the 1996 fiscal year, a portion of which will be met with the proceeds of notes. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively. The delay in the adoption of the State's budget for its 1992 fiscal year required the City to issue $1.25 billion in short-term notes on May 7, 1991, and the delay in the adoption of the State's budget for its 1991 fiscal year required the City to issue $900 million in short-term notes on May 15, 1990. Seasonal financing requirements were $2.25 billion and $3.65 billion in the 1992 and 1991 fiscal years, respectively.



     The 1996-1999 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1996-1999 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1996 through 1999 fiscal years; continuation of interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City, including the proposed entitlement spending reductions; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; approval by MAC of the projected receipt of funds from MAC; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.



     On June 7, 1995, the State adopted its Budget for the State's 1996 fiscal year, commencing April 1, 1995. Prior to adoption of the budget the State had projected a potential budget gap of approximately $5 billion for its 1996 fiscal year. This gap is projected to be closed in the 1995-1996 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.



     On January 30, 1996, the State issued an update to the 1995-1996 state Financial Plan. These projections show continued balance in the State's 1995-1996 Financial Plan.



     A significant risk to the State's projections arises from tax legislation under consideration by Congress and the President. Congressionally-adopted retroactive changes to Federal tax treatment of capital gains would flow through automatically to the State personal income tax. Such changes, if ultimately enacted, could produce revenue losses in both the 1995-1996 fiscal year and the 1996-1997 fiscal year. In addition, changes in Federal aid programs, currently pending in Congress, could result in prolonged interruptions in the receipt of Federal grants. According to the State Division of the Budget, the major remaining uncertainties in the 1995-

1996 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year.



     The Governor presented his 1996-1997 Executive Budget to the Legislature on December 15, 1995. The Legislature and the Comptroller will review the Governor's Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.



     The Governor's Executive Budget projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.3 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.2 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year.



     The 1996-1997 Executive Budget proposes $3.9 billion in actions to balance the 1996-97 State Financial Plan. The Executive Budget proposes to close this gap primarily through a series of spending reductions and cost containment measures. The Executive Budget projects (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental health programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the Medicaid program, including an increase in the Federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs. The State has noted that there is considerable uncertainty as to the ultimate composition of the Federal budget, including uncertainties regarding major Federal entitlement reforms. The 1996-1997 Executive Budget seeks to lessen the effect of the proposed cuts on localities by granting certain mandate relief to permit them to exercise greater flexibility in allocating their resources. However, no assurance can be given as to the amount of savings which the City might realize from any of the Medicaid cost containment or welfare reform measures proposed in the Executive Budget or the size of any reductions in State aid to the City. Depending upon the amount of such savings or the size of any such reduction in State aid, the City might be required to make substantial additional changes in the Financial Plan.



     The State Division of the Budget has noted that the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the Federal government, that are outside the State's control. Because of the uncertainty and unpredictability of these changes, their impact cannot be included in the assumptions underlying the State's projections at this time. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.



     To make progress toward addressing recurring budgetary imbalances, the 1996-97 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in future fiscal years. The 1996-1997 Executive Budget includes actions that will have an impact on receipts and disbursements in future fiscal years. The net impact of these actions is expected to produce a potential imbalance in State fiscal year 1997-98 of $1.4 billion and in the 1998-99 fiscal year of $2.5 billion, assuming implementation of the 1996-97 Executive Budget recommendations. It is expected that the Governor will propose to close these budget gaps with future spending reductions.



     Uncertainties with regard to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. For example, various proposals relating to Federal tax and spending policies could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Specific budget and tax proposals under consideration at the Federal level but not included in the State's 1996-1997 Executive Budget forecast could also have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.



     In the State's 1996 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline. In the event that a State budget is not adopted by the statutory deadline of April 1, 1996, temporary spending measures may be adopted by the State pending the adoption of a Federal budget.



     The projections and assumptions contained in the 1996-1999 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. The City's projections are subject to the City's ability to implement the necessary service and personnel reduction programs successfully.



     The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1996-99 Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1995 amounted to approximately $2.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.



     On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.



     Fitch Investors Service, Inc. ("Fitch") rates City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1. On March 1, 1996, Moody's put the City's Baa1 general obligation bond rating under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.



In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. Since July 15, 1993, Fitch has rated City bonds A-. On July 12, 1995, Fitch stated that the City's credit trend remains "declining."

                           LIMITING INVESTMENT RISKS


     In addition to the limitations described under "Limiting Investment Risks" in the Prospectus, the Funds are subject to the following investment limitations:

          None of the Funds may:

             (i) purchase any securities which would cause more than 25% of the value of their respective total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that there is no limitation: (a) in the case of The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund or The Government Money Market Fund, with respect to investment in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; (b) in the case of The Cash Management Fund, with respect to investment in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or with respect to bank obligations; and (c) in the case of The Tax Free Money Market Fund and The New York Tax Free Money Market Fund (the "Tax Free Funds"), with respect to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or by any state or territory, any possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions. In determining the industry of an issuer, wholly owned finance companies will be considered to be in the industries of their parents and utilities will be divided according to their services;

             (ii) make loans, except that each Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (b) except for The 100% U.S. Treasury Securities Money Market Fund, enter into repurchase agreements with respect to portfolio securities; and (c) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

             (iii) purchase or sell real estate (other than municipal obligations or other money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, warrants or interests in oil, gas, mineral or other exploration or development programs or leases;

             (iv) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (v) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting;

             (vi) purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by a Fund's shareholders); provided that a Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies; or

             (vii) invest in or sell put options, call options, straddles, spreads, or any combination thereof, except that the Funds may acquire rights to put their portfolio securities in order to maintain liquidity.

     For purposes of investment restriction (iii) above, real estate includes Real Estate Limited Partnerships.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute violation of such limitation.

     For purposes of the investment limitations applicable to the Tax Free Funds, as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

     The investment limitations described above and in the Prospectus with respect to the Funds under "Limiting Investment Risks" are fundamental policies of each of the Funds and may be changed only when permitted by law and approved by the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock."

     In order to permit the sale of their shares in certain states, any of the Funds may make commitments more restrictive than the investment policies and limitations described above and in the Prospectus. Should any such Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The principal occupations for the past five years of the Directors and executive officers of the Company are listed below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                        POSITION(S) HELD           PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND AGE           WITH REGISTRANT                  PAST 5 YEARS
-------------------------------------   ----------------    --------------------------------------
W. Perry Neff*.......................   Chairman            Independent Financial Consultant;
RR 1 Box 102A                                               Director of North America Life
Weston, VT 05181                                            Assurance Co., Petroleum & Resources
Age 68                                                      Corp. and The Adams Express Co.;
                                                            Director, Chairman and President of
                                                            The Hanover Investment Funds, Inc.
Roland R. Eppley, Jr.................   Vice Chairman       Retired; formerly President and Chief
105 Coventry Place                                          Executive Officer, Eastern States
Palm Beach Gardens, FL 33418                                Bankcard Association Inc. (1971-1988);
Age 63                                                      Director, Janel Hydraulics, Inc.
Robert H. Dunker.....................   Director            Retired; Director of E.J. Brooks Co.;
401 N.E. Plantation Road #322                               Trustee of FFB Funds Trust
Stuart, FL 34996                                            (distributed by Furman Selz); formerly
Age 65                                                      Executive Vice President, First
                                                            Fidelity Bank, N.A. N.J.
W.D. MacCallan.......................   Director            Director of The Adams Express Co., The
624 East 45th Street                                        Hanover Investment Funds, Inc. and
Savannah, GA 31405                                          Petroleum & Resources Corp.; formerly
Age 68                                                      Chairman of the Board and Chief
                                                            Executive Officer of The Adams Express
                                                            Co. and Petroleum & Resources Corp.
Joseph L. McElroy*...................   Director and        Independent Trust Consultant and
30 Stoneleigh Park                      President           Expert Witness; formerly Executive
Westfield, NJ 07090                                         Vice President, Manufacturers Hanover
Age 65                                                      Trust Company; formerly Director of
                                                            Trust Services, The Howard Savings
                                                            Bank (1989-1991).
Ralph J. Rohner......................   Director            Dean, Columbus School of Law, The
The Catholic University of America                          Catholic University of America (since
Washington, DC 20064                                        1987; member of the faculty since
Age 57                                                      1965), Special Counsel, Consumer
                                                            Bankers Association (since 1985).
David P. Sloterbeck, Jr..............   Director            Principal, KV Partners (1994); Vice
10 Rockefeller Plaza                                        President, Proprietary Trading, Fuji
Suite 1120                                                  Securities, Inc. (1993); Vice
New York, NY 10020                                          President, Proprietary Trading, First
Age 60                                                      Boston, Inc. (1988-1992); Director of
                                                            The Hanover Investment Funds, Inc.
Anne K. Zopfi........................   Director            Senior Vice President (since 1984) and
Young & Rubicam, Inc.                                       Group Director (since 1987), Young &
285 Madison Avenue                                          Rubicam, Inc.
New York, NY 10017
Age 50

                                        POSITION(S) HELD           PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND AGE           WITH REGISTRANT                  PAST 5 YEARS
-------------------------------------   ----------------    --------------------------------------
John J. Pileggi......................   Treasurer           Senior Managing Director, Furman Selz
237 Park Avenue                                             Incorporated.
New York, NY 10017
Age 37
Joan V. Fiore........................   Secretary           Managing Director, Furman Selz
237 Park Avenue                                             Incorporated (since 1991); formerly
New York, NY 10017                                          attorney with the Securities and
Age 39                                                      Exchange Commission (1986-1991).
Sheryl Hirschfeld....................   Assistant           Director, Corporate Secretary
237 Park Avenue                         Secretary           Services, Furman Selz Incorporated
New York, NY 10017                                          (since November 1994); formerly
Age 35                                                      Assistant to the Corporate Secretary
                                                            and General Counsel at The Dreyfus
                                                            Corporation.
Donald Brostrom......................   Assistant           Managing Director, Furman Selz
237 Park Avenue                         Treasurer           Incorporated (since March 1995);
New York, NY 10017                                          Formerly Director, Fund Services,
Age 37                                                      Furman Selz Incorporated (since 1986).


     Mr. Pileggi, Ms. Fiore, Ms. Hirschfeld and Mr. Brostrom hold the same offices for The Hanover Investment Funds, Inc. as those listed above. The Hanover Investment Funds, Inc. is a registered investment company in the same "Fund Complex" (as defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934, as amended) as the Company.

     The Directors and officers of the Company together as a group own less than 1% of the issued and outstanding shares of the Company.

     Each Director of the Company serves an indefinite term, until his or her successor is elected and qualified, or until his or her earlier resignation or removal, as provided in the Company's By-Laws. Directors of the Company receive from the Company an annual fee of $6,000 ($7,000 in the case of the Chairman) and a fee of up to $350 for each meeting of the Board of Directors attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Officers of the Company do not receive compensation from the Company for serving as officers. No person who is a director, officer or employee of the investment advisers of the Company serves as a director, officer or employee of the Company.


     The following table sets forth certain information with respect to compensation received by the Company's Directors during the fiscal year ended November 30, 1995. For the purposes of this table, the term "Fund Complex" includes the Company and The Hanover Investment Funds, Inc. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended November 30, 1995.



                                                         PENSION OR
                                                         RETIREMENT                            TOTAL COMPENSATION
                                      AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM REGISTRANT AND
                                    COMPENSATION      AS PART OF FUND      BENEFITS UPON       FUND COMPLEX PAID
    NAME OF PERSON, POSITION       FROM REGISTRANT        EXPENSES           RETIREMENT           TO DIRECTORS
--------------------------------   ---------------    ----------------    ----------------    --------------------
W. Perry Neff...................       $ 9,550              $-0-                $-0-                $ 18,350
Roland R. Eppley, Jr............         8,550               -0-                 -0-                   8,550
Robert H. Dunker................         8,050               -0-                 -0-                   8,050
W.D. MacCallan..................         8,550               -0-                 -0-                  18,200
Joseph L. McElroy...............         8,550               -0-                 -0-                   8,550
Ralph J. Rohner.................         7,800               -0-                 -0-                   7,800
David P. Sloterbeck, Jr.........         9,050               -0-                 -0-                  18,350
Anne K. Zopfi...................         7,700               -0-                 -0-                   7,700

     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Company's Board of Directors has adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of the Company, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Company. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of each of the entities that serves as the investment adviser to one or more of the Funds and to certain officers of the Company that are employed by the Company's administrator, which policies serve as each such investment adviser's code of ethics (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.


     Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Company. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on purchasing securities during an initial public offering. The Adviser Code also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically

                              INVESTMENT ADVISERS


     The Portfolio Group, Inc. ("The Portfolio Group"), whose principal offices are located at 600 Fifth Avenue, 4th floor, New York, New York 10020, acts as the investment adviser for The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, and Texas Commerce Bank, National Association ("TCB"), whose principal offices are located at 600 Travis, Houston, Texas 77002, acts as the investment adviser for The Cash Management Fund and The Tax Free Money Market Fund, in each case pursuant to a separate Advisory Agreement (each, an "Advisory Agreement") with each Fund. The Portfolio Group is a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company ("Chemical"). TCB is a wholly-owned subsidiary of Texas Commerce Bancshares, Inc., which is a wholly-owned subsidiary of Chemical. Subject to the supervision and direction of the Company's Board of Directors, each of The Portfolio Group and TCB provides investment advisory service with respect to the Funds it manages in accordance with those Funds' objectives and policies, makes investment decisions for the Funds it manages and places orders to purchase and sell securities on behalf of the Funds it manages. For their services under the Advisory Agreements, each of The Portfolio Group and TCB receives from the Funds it manages an advisory fee payable monthly at an annual rate of 0.15% of such Funds' average daily net assets.


     Each Advisory Agreement provides that the investment adviser thereunder shall not be liable for any mistake in judgment or in any other event whatsoever, provided that nothing in an Advisory Agreement shall protect the investment adviser thereunder against any liability to the Company or its shareholders to which such investment adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Unless sooner terminated, each of the Advisory Agreements will continue in effect with respect to the particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "Capital Stock") of the outstanding shares of such Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. Each Advisory Agreement will be terminable by the Company or the investment adviser thereunder on 60 days' written notice, and will terminate immediately in the event of its assignment.


     For the fiscal year ended November 30, 1995, The Portfolio Group received advisory fees, after waivers, of $1,272,578, $1,769,302, $1,729,641 and $259,026 from The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1995, The Portfolio Group waived advisory fees totalling $318,145, $442,325, $432,410 and $64,756, payable by The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1995, TCB (including Texas Commerce Investment Management Company ("TCIMCo"), an affiliate of TCB which acted as investment adviser to the Cash Management Fund and The Tax Free Money Market Fund prior to September 1, 1995) received advisory fees, after waivers, of $1,385,147 and $405,896 from The Cash Management Fund and The Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1995, TCB (including TCIMC.) waived advisory fees totalling $346,287 and $101,474 payable by The Cash Management Fund and The Tax Free Money Market Fund, respectively.



     For the fiscal year ended November 30, 1994, The Portfolio Group received advisory fees, after waivers, of $891,720, $1,276,657, $945,316 and $209,333 from The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1994, The Portfolio Group waived advisory fees totalling $222,930, $319,165, $236,329 and $52,333, payable by The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1994, TCIMCo received advisory fees, after waivers, of $917,277 and $448,612 from The Cash Management Fund and The Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1994, TCIMCo waived advisory fees totalling $229,320 and $112,153 payable by The Cash Management Fund and The Tax Free Money Market Fund, respectively.


     For the fiscal year ended November 30, 1993, The Portfolio Group received advisory fees, after waivers, of $591,137, $1,311,589, $591,009 and $189,216 from The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1993, The Portfolio Group waived advisory fees totalling $147,784, $327,897, $147,752 and $47,304, payable by The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1993, TCIMCo received advisory fees, after waivers, of $856,531 and $265,666 from The Cash Management Fund and The Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1993, TCIMCo waived advisory fees totalling $214,133 and $66,416 payable by The Cash Management Fund and The Tax Free Money Market Fund, respectively.

     For the fiscal period ended November 30, 1992, The Portfolio Group received advisory fees, after waivers, of $52,414, $205,231, $111,348 and $20,110 from
The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, The Portfolio Group waived advisory fees totalling $924,196, $40,317, $8,199 and $14,089, payable by The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, TCIMCo received advisory fees, after waivers, of $111,138 and $32,259 from The Cash Management Fund and The Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, TCIMCo waived advisory fees totalling $21,898 and $14,329, payable by The Cash Management Fund and The Tax Free Money Market Fund, respectively.

     Manufacturers Hanover Trust Company ("MHT") acted as investment adviser for the Funds (other than The U.S. Treasury Money Market Fund, which did not commence operations until October 1, 1992) until the merger of MHT and Chemical Bank in June, 1992 (the "Merger"), at which time Chemical Bank became investment adviser for those Funds. Chemical Bank acted as investment adviser for those Funds until September 30, 1992. MHT and Chemical Bank had been entitled to receive from each of those Funds an advisory fee for the period it acted as investment adviser payable monthly at an annual rate of 0.25% of the average daily net assets of each Fund it advised. For the fiscal period ended November 30, 1992, MHT received advisory fees, after waivers, of $96,902, $457,027, $310,539, $144,515 and $18,201 from The 100% U.S.
Treasury Securities Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, MHT waived advisory fees totalling $135,699, $69,782, $87,259, $59,910 and $50,024, payable by The 100% U.S. Treasury Securities Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, Chemical received advisory fees, after waivers, of $60,303, $170,569, $104,897, $40,739 and $6,946 from The 100% U.S.
Treasury Securities Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, Chemical waived advisory fees totalling $92,957, $74,436, $58,160, $39,689 and $30,177, payable by The 100% U.S. Treasury Securities Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively.

        ADMINISTRATORS, CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT


     Furman Selz LLC ("Furman Selz") and Chemical Bank currently serve as the Company's administrators pursuant to an administration agreement (the "Furman Administration Agreement") and an administration agreement (the "Chemical Administration Agreement"), respectively. Under the Furman Administration Agreement, Furman Selz has agreed to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Company. Furman Selz also prepares and files various reports with the appropriate regulatory agency, updates the Company's Registration Statement for filing with the Securities and Exchange Commission (the "Commission") and prepares any other materials required by the Commission or any state securities commission having jurisdiction over the Funds. Under the Chemical Administration Agreement, Chemical Bank supervises and coordinates the service providers to the Company, negotiates related contracts, acts as liaison to the Company's Board of Directors and provides product support and general business management services to the Company. For its services under the Furman Administration Agreement, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Funds, at an annual rate of 0.06% of the first $500 million of average daily net assets, 0.05% of the next $500 million of average daily net assets and 0.04% of average daily net assets in excess of $1 billion. For its services under the Chemical Administration Agreement, Chemical Bank receives from each Fund a monthly fee at an annual rate of 0.03% of average daily net assets of that Fund and an annual fee of $25,000. The Furman Administration Agreement continues in effect for an indefinite term and may be terminated by either party on 60 days' written notice. The Chemical Administration Agreement continues in effect from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.



     Furman Selz provides fund accounting services for each fund pursuant to an accounting services agreement (the "Accounting Services Agreement"), including the computation of each Fund's net asset value, net income and realized capital gains, if any. With respect to each Fund, Furman Selz receives an annual fee of $25,000 for its fund accounting services under the Accounting Services Agreement.Chemical previously provided these services to each Fund pursuant to the Chemical Administration Agreement for the same level of compensation. The Accounting Services Agreement will continue in effect for an initial term of one year from the date of its execution and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

     Chemical Bank serves as the Company's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, Chemical Bank has agreed, among other things, to: (i) issue and redeem shares of each Fund;
(ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning the Funds' operations. Under the Transfer Agency Agreement, Chemical Bank is entitled to a fee of $10.00 per year for each shareholder account. The Transfer Agency Agreement continues in effect from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

     Chemical Bank and the Company have entered into a Sub-Transfer Agency Agreement with Furman Selz under which the services to be provided by Chemical Bank as transfer agent will be performed by Furman Selz, subject to the general supervision of Chemical Bank. Furman Selz, as sub-transfer agent, receives the fee to which Chemical Bank is entitled under the Transfer Agency Agreement. The Sub-Transfer Agency Agreement continues in effect for an indefinite term and may be terminated by any party thereto on 60 days' written notice.

     Chemical Bank (in such capacity, the "Custodian") serves as the Company's custodian pursuant to a Custodian Agreement (the "Custodian Agreement") with the Company. The Custodian is located at 450 West 33rd Street, New York, New York 10001. Under the Custodian Agreement, the Custodian has agreed to (1) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence by security brokers and others relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. The Custodian is authorized under the Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement. The Custodian is entitled to receive the following fees under the Custodian Agreement: a monthly fee at an annual rate of 0.015% of the first $300 million of the aggregate average daily net assets of the Funds, 0.010% of the next $300 million of such assets and 0.005% of such assets in excess of $600 million, plus a fee of $25.00 for each transaction involving a security which is not book-entry and $15.00 for each transaction involving a book-entry security. The Custodian Agreement continues in effect from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.


     For the fiscal year ended November 30, 1995, Furman Selz received administration and accounting fees of $643,246, $629,285, $506,699, $158,893 and $106,595 from The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1995, Chemical Bank received administration and accounting fees of $324,318, $444,409, $438,660, $354,621, $104,643 and $73,090 from The 100% U.S. Treasury Securities
Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1995, Furman Selz received sub-transfer agency fees of $29,463, $19,393, $28,489, $23,174, $6,108 and $12,957 from The 100% U.S. Treasury
Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market

Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1995, Chemical Bank received custodian fees, after waivers, of $61,725, $93,170, $205,543, $75,395, $37,108 and $23,277 from The 100% U.S. Treasury Securities
Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1995, Chemical Bank waived custodian fees of $19,673, $184,025, $44,239, $27,261, $23,537 and $18,142 from The 100% U.S. Treasury Security Fund,
The U.S. Treasury Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Fund and The New York Tax Free Money Market Fund, respectively.


     For the fiscal year ended November 30, 1994, Furman Selz received administration fees of $325,945, $466,349, $344,864, $335,205, $164,087 and
$76,521 from The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1994, Chemical Bank received administration and accounting fees of $247,930, $344,164, $261,329, $254,320, $137,153 and $77,333 from The 100% U.S. Treasury Securities
Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1994, Furman Selz received sub-transfer agency fees of $11,616, $9,010, $8,271, $11,723, $3,495 and $9,510 from The 100% U.S. Treasury
Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1994, Chemical Bank received custodian fees, after waivers, of $62,198, $170,526, $131,136, $18,668 and $45,293 from The 100%
U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund and The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1994, Chemical Bank waived custodian fees of $69,275, $42,680 and $29,851 from The Government Money Market Fund, The Cash Management Fund and The New York Tax Free Money Market Fund, respectively.

     For the fiscal year ended November 30, 1993, Furman Selz received administration fees of $220,338, $488,954, $220,346, $319,189, $99,020 and
$70,535 from The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1993, Chemical Bank received administration and accounting fees of $147,784, $327,897, $147,752, $214,133, $66,416 and $47,304 from The 100% U.S. Treasury Securities
Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1993, Furman Selz received sub-transfer agency fees of $29,352, $27,354, $14,657, $29,087, $9,865 and $28,415 from The 100% U.S. Treasury
Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal year ended November 30, 1993, Chemical Bank received custodian fees of $41,875, $169,921, $96,138, $110,225, $44,105 and $31,761 from The 100% U.S.
Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively.

     For the fiscal period ended November 30, 1992, Furman Selz received administration fees of $57,952, $74,763, $92,074, $79,062, $32,863 and $18,812
from The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, Chemical Bank received administration and accounting fees of $23,678, $53,288, $32,266, $35,974, $17,887 and $15,196 from The 100% U.S. Treasury

Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, Furman Selz received sub-transfer agency fees of $5,991, $3,057, $2,835, $3,720, $1,658 and $3,969 from The 100% U.S.
Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively. For the fiscal period ended November 30, 1992, Chemical Bank received custodian fees of $14,625, $72,850, $28,818, $21,857, $12,099 and $14,764 from The 100% U.S.
Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively.

     The Company's administration, custody and transfer agency services were previously furnished by different service providers than those set forth above pursuant to different arrangements with each service provider. Until June 26, 1992, The Boston Company Advisors, Inc. and Provident Financial Processing Corporation acted as the Company's administrators (the "Prior Administrators"), MHT acted as the Company's transfer agent (for no additional compensation to MHT) and Provident Financial Processing Corporation served as sub-transfer agent (the "Prior Sub-Transfer Agent"). Until July 31, 1992, Provident National Bank served as the Company's custodian (the "Prior Custodian"). Until July 31, 1992, Provident Financial Processing Corporation continued to perform fund accounting services for the Company in its role as administrator. On August 1, 1992, Chemical Bank assumed these custodian and accounting functions. The Prior Administrators, Prior Custodian and Prior Sub-Transfer Agent were entitled, until June 26, 1992, to receive from each Fund a single fee, based on the average daily net assets of the Funds, at an annual rate of 0.15% of the first $300 million of average daily net assets, 0.11% of the next $300 million of average daily net assets and 0.08% of average daily net assets in excess of $600 million. For the period from June 26, 1992 until July 31, 1992, Provident National Bank and Provident Financial Processing Corporation were entitled to receive an aggregate fee at an annual rate of 0.075% of the first $300 million of average daily net assets of the Funds, 0.055% of the next $300 million of average daily net assets and 0.04% of average daily net assets in excess of $600 million, plus a fee per portfolio transaction, for acting as the Company's custodian and performing fund accounting services for the Company during that period. For the fiscal period ended November 30, 1992, the Prior Administrators, Prior Custodian and Prior Sub-Transfer Agent received fees totalling $127,774, $268,878, $205,759, $109,668 and $44,441, from The 100% U.S. Treasury Securities
Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund, respectively.

                          SHAREHOLDER SERVICING AGENTS

     As stated in the Prospectus, in accordance with its Shareholder Servicing Plan, the Company may enter into Shareholder Servicing Agreements with Shareholder Servicing Agents pursuant to which each such Shareholder Servicing Agent will, as agent for its customers, render shareholder administrative support services to its customers. Such services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Company's Distributor; (ii) providing customers periodically with information showing their positions in shares of the Funds; (iii) processing dividend payments from the Funds on behalf of customers;
(iv) arranging for bank wires; (v) responding to customer inquiries relating to the services performed by the Shareholder Servicing Agents; (vi) providing sub-accounting with respect to Fund shares beneficially owned by customers (or the information necessary for sub-accounting); (vii) forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; (viii) providing customers with a service that invests the assets of their accounts in shares of a Fund pursuant to specific or preauthorized instructions; and (ix) other similar services if requested by the Company. Agreements between the Company and Shareholder Servicing Agents with respect to a Fund may be terminated by either party at any time without penalty.

     As of the date of this Statement of Additional Information, Chemical Bank, certain of its affiliates, Furman Selz and certain other broker-dealers act as Shareholder Servicing Agents for the Company pursuant to Shareholder Servicing Agreements. The Shareholder Servicing Agreements provide that each Shareholder Servicing Agent will receive a monthly fee from each Fund for which it acts as Shareholder Servicing Agent at an annual rate of up to 0.35% of the average daily net asset value of shares in that Fund for which that Shareholder Servicing Agent provides services. For the fiscal year ended November 30, 1995, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund paid $3,242,463, $2,784,123, $2,668,587, $2,731,215, $711,450 and $727,522
respectively, as fees to Chemical Bank as a shareholder servicing agent. For the fiscal year ended November 30, 1995, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund paid $304,060, $2,350,163, $2,288,624, $1,211,607,
$430,626 and $712 respectively, as fees to TCB as a shareholder servicing agent. For the fiscal year ended November 30, 1995, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund and The Tax Free Money Market Fund paid $3,895, $7,277, $6,043, $16,704 and $7,118 respectively, as fees to Chemical
Bank New Jersey, National Association ("CBNJ") as a shareholder servicing agent. For the fiscal year ended November 30, 1995, The 100% U.S. Treasury Securities Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund paid $12,593, $241, $403, $58 and $441 respectively, as fees to Furman Selz LLC as a shareholder servicing agent. For the fiscal year ended November 30, 1994, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund, and The New York Tax Free Money Market Fund paid $2,449,424, $2,453,531, $1,956,886, $1,782,006, $1,040,352 and $601,203, respectively, as fees to Chemical as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1994, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund and The Tax Free Money Market Fund paid $68,057, $1,237,536, $790,967, $860,081 and $216,587, respectively, as fees to TCB as a
Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1994, The 100% U.S. Treasury Securities Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund, and The New York Tax Free Money Market Fund paid $3,449, $481, $190, $55 and $536, respectively, as fees to Furman Selz as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1994, The 100% U.S. Treasury Securities Money Market Fund, the U.S. Treasury Money Market Fund, the Government Money Market Fund, The Cash Management Fund and The Tax Free Money Market Fund paid $693, $10,004, $1,047, $19,062 and $9,938, respectively, as fees to CBNJ, as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1993, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund, and The New York Tax Free Money Market Fund paid $1,612,088, $2,867,929, $1,597,092, $1,647,683, $690,992
and $551,822, respectively, as fees to Chemical as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1993, The 100% U.S. Treasury Securities Money Market Fund, The Government Money Market Fund and The Tax Free Money Market Fund paid $2,360, $4,251 and $9,352, respectively, as fees to Chemical Bank, New Jersey, as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1993, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury money Market Fund, The Government Money Market Fund, The Cash Management Fund and The Tax Free Money Market Fund paid $22,692, $922,944, $100,208, $849,547 and $50,634, respectively, as fees to TCB as a Shareholder Servicing Agent of the Company. For the fiscal year ended November 30, 1993, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund, and The New York Tax Free Money Market Fund paid $2,559, $32,994, $36, $12, $22,279 and $58, respectively, as fees to Furman Selz as a Shareholder Servicing Agent of the Company. Prior to September 30, 1992, each Shareholder Servicing Agent was entitled to receive a monthly fee from each Fund for which it acted as

Shareholder Servicing Agent at an annual rate of up to 0.30% of the average daily net asset value of shares in that Fund for which that Shareholder Servicing Agent provided services. Until June 26, 1992, MHT was the sole Shareholder Servicing Agent for each Fund (other than The U.S. Treasury Money Market Fund, which did not commence operations until October 1, 1992). For the fiscal period ended November 30, 1992, The 100% U.S. Treasury Securities Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund paid $232,589, $632,170, $477,358, $245,310 and $81,870, respectively, as fees to MHT as a Shareholder Servicing Agent of the Company. For the fiscal period ended November 30, 1992, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund paid $280,628, $495,583, $562,398, $413,534, $198,931 and $124,345,
respectively, as fees to Chemical as a Shareholder Servicing Agent of the Company. For the fiscal period ended November 30, 1992, The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund and The Tax Free Money Market Fund paid $418, $72,003, $10,551, $104,338 and $5,525, respectively, as fees to TCB as a Shareholder Servicing Agent of the Company. For the fiscal period ended November 30, 1992, The Tax Free Money Market Fund and the U.S. Treasury Money Market Fund paid $3,247 and $5,360, respectively, as fees to Furman Selz as a Shareholder Servicing Agent of the Company.


     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Funds in connection with the investment of fiduciary monies in the Funds. Institutions, including banks regulated by state banking authorities and the Board of Governors of the Federal Reserve System, and investment advisers and other money managers subject to the jurisdiction of the Commission, the Department of Labor or state securities commissions are urged to consult their legal advisers before investing fiduciary monies in the Funds.

                              EXPENSE LIMITATIONS


     If expenses borne by any Fund in any fiscal year exceed limitations imposed by applicable state securities regulations, The Portfolio Group or TCB, as the case may be, in its capacity as investment adviser to the Fund, and the Company's administrators will reimburse the Company for any such excess to the extent required by such regulations up to the amount of the fees payable them; provided, however, that to the extent required by such state regulations, The Portfolio Group, TCB and the Company's administrators have agreed to effect such reimbursement regardless of the fees payable to them. Any such reimbursement would be made no less frequently than the payment of fees to each organization. California is the only state which currently imposes such an expense limitation. As of the date of this Statement of Additional Information, the limitation is 2.5% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1.5% of the remaining average net assets of funds which have registered their shares in California. Such amount, if any, will be estimated, reconciled and paid on a monthly basis.


                             PORTFOLIO TRANSACTIONS


     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, The Portfolio Group and TCB are primarily responsible for the portfolio decisions of the respective Funds they manage, and the placing of such Funds' portfolio decisions.


     The Funds' policy of investing in securities with short maturities will result in high portfolio turnover. Portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions.

     In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While The Portfolio Group and TCB generally seek the best price in placing their orders, the Funds may not necessarily be paying the lowest prices available.


     Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Each of the Funds may purchase securities from underwriting syndicates of which Chemical Bank or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.


     As investment advisers for Funds, The Portfolio Group and TCB may, with respect to the Funds they manage, in circumstances in which two or more dealers are in a position to offer comparable results for the Funds, give preference to a dealer which has provided statistical or other research services to them. Such statistical and research services may consist of written reports or oral advice from dealers regarding particular issuers, industries or general economic conditions, and performance analytics. The Portfolio Group and TCB may also have arrangements with dealers pursuant to which such dealers provide research services to them in exchange for a certain volume of transactions placed with such dealers. To the extent they allocate transactions in this manner, The Portfolio Group and TCB are able to supplement their research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by The Portfolio Group and TCB under their respective Advisory Agreements, and the expenses of The Portfolio Group and TCB will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom The Portfolio Group or TCB effect securities transactions for the Funds they manage may be used by them in servicing other accounts, and not all of these services may be used by The Portfolio Group or TCB in connection with advising the Funds they manage. Arrangements by The Portfolio Group or TCB for the receipt of statistical and other research services as described above may create conflicts of interest.



     The Portfolio Group, TCB and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds they manage may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund.



     Investment decisions for each Fund are made independently from those for the other Funds and for any accounts advised or managed by The Portfolio Group or TCB. Such other Funds and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund or account managed by the same investment adviser, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the investment adviser believes to be equitable to the Fund and such other Fund or account. In some instances, this investment procedure may inadvertently affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, The Portfolio Group and TCB may each aggregate the securities to be sold or purchased for a Fund it manages with those to be sold or purchased for other Funds or accounts it manages in order to obtain best execution.


     Each investment adviser may place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds if it reasonably believes that the quality of the transaction and the commission is comparable to what they would be with other qualified brokerage firms.

     Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable Commission regulations.

                                  DISTRIBUTOR

     Shares of the Company are distributed continuously on a best efforts basis and without a sales load by Hanover Funds Distributor, Inc. (the "Distributor") pursuant to a Distribution Agreement (the "Distribution Agreement") with the Company. Solely for the purpose of reimbursing the Distributor for its expenses incurred in certain activities primarily intended to result in the sale of Fund shares, the Company has adopted a Plan of Distribution (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the Plan and Distribution Agreement, each Fund is authorized to spend up to 0.10% of its average daily net assets to reimburse the Distributor for such activities, which are summarized in the Prospectus.


     During the fiscal years ended November 30, 1995, November 30, 1994 and November 30, 1993, The 100% Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund paid no distribution fees to the Distributor.


     The Plan, together with the Distribution Agreement, will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Plan and the Distribution Agreement, the Directors must determine that the Plan is in the best interest of the shareholders of each Fund.

     The Plan requires that, at least quarterly, the Board of Directors must review a written report prepared by the Treasurer of the Company enumerating the amounts expended and purposes therefor under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such Qualified Directors.

                                NET ASSET VALUE

     As indicated under "Pricing of Shares" in the Prospectus, each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter accruing or amortizing any discount or premium, as the case may be, over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if the security were sold. During such periods, the yield to investors in such Fund may differ somewhat from that obtained in a similar entity that uses available indications as to market value to value its portfolio instruments.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in securities determined by the Company's Board of Directors to present minimal credit risks and meet certain quality requirements. Pursuant to Rule 2a-7, the Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether such Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based on amortized cost. In the event the Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board of Directors will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations (or an appropriate substitute). The Funds generally use one or more professional independent pricing services to provide available market quotations or market valuations. If market quotations (or an appropriate substitute) are not readily available, securities will be valued at fair value as determined by or under the direction of the Board of Directors for purposes of reviewing deviations from amortized cost.

                       HOW TO PURCHASE AND REDEEM SHARES

     Shares of the Funds may be purchased and redeemed only through a Shareholder Servicing Agreement or the Distributor. A purchase order for Fund shares received by the Distributor by 12:00 noon, Eastern time, on any Business Day, will be executed on the same day if the Company's custodian receives federal funds or other immediately available funds by 4:00 p.m., Eastern time, that day. "Federal funds" are funds on deposit in the reserve accounts of banks which are members of the Federal Reserve System. The Company reserves the right to reject any purchase order and to suspend the offering of shares of any Fund for a period of time.

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act to pay in cash all requests for redemption by any shareholder of record of a particular Fund, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of such Fund at the beginning of such period.

                                   DIVIDENDS

     As stated in the Prospectus, the Company intends to maintain the net asset value per share of the Funds at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any of the Funds, it is possible that such Fund's net asset value per share may fall below $1.00. Should the Company incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy with respect to the Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds shares of a Fund and in its receiving upon redemption a price per share lower than that which it paid.

                                     YIELD

     Each Fund makes available various yield information with respect to its shares, including yield quotations based upon the seven-day period ended on the date of calculation. In arriving at such quotations as to their respective shares, each Fund first determines the net change during the period in value of a hypothetical pre-existing account having a balance of one share at the beginning of the period (such net change being inclusive of the value of any additional shares issued in connection with the distributions of net income as well as net income accrued on both the original share and any such additional shares but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

     In addition, each Fund may make available "compound effective yield" quotations, computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the results.


     The 100% U.S. Treasury Securities Money Market Fund may advertise a "pass-through yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The "pass-through yield" refers to that portion of income which is derived from interest income on direct obligations of the United States Government and which qualified for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A "pass-through yield" will be computed by dividing the tax-exempt (for state income tax purposes) portion of the Fund's yield by one minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's computed yield that is not tax-exempt. For illustrative purposes, pass-through yields assume the payment of state income tax rates of 3%, 7% or 11%.


     With respect to the Tax Free Funds, tax equivalent yields are computed by dividing that portion of such Funds' yield that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of such Funds' yield that is not tax-exempt.

     Yield quotations provided by the Funds are carried to at least the nearest hundredth of one percent. Yield quotations are based on historical earnings and are not intended to indicate future performance.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     The following discussion is only a brief summary of certain additional tax considerations affecting the Company, its Funds and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and formal tax concerns, and the discussion set forth here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

IN GENERAL


     Each Fund qualified to be treated as a regulated investment company (a "RIC") under Subchapter M of the Code during the 1995 taxable year and intends to continue to so qualify in subsequent years. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer.


     Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.


     Gain or loss, if any, on the sale or other disposition of shares of any of the Funds will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share, or shall be disallowed to the extent of any exempt-interest dividend. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income) is 39.6%.


     As stated in the Prospectus, descriptions of tax consequences set forth in the Prospectus and in this Statement of Additional Information are intended to be a general guide. In addition, descriptions of state and local income tax consequences set forth in the Prospectus have not been independently verified by the Company, its investment managers or their counsel and should not be relied upon as authoritative.

     Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares in any of the Funds.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TAX FREE FUNDS

     Shares of the Tax Free Funds would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under section 401 of the Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Tax Free Funds. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable. In addition, the Tax Free Funds may not be an appropriate investment for entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. A "substantial user" is defined under United States Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and Subchapter S corporations and their shareholders.

     All or a portion of the exempt-interest dividends distributed by the Tax Free Funds may be included in calculating alternative minimum taxable income for purposes of the alternative minimum tax imposed by the Code on both individual and corporate taxpayers, and for purposes of the environmental tax imposed on certain corporations by section 59A of the Code. Likewise, all or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax and all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies, and taxpayers that may be subject to the alternative minimum tax, should consult their tax advisers before investing in the Fund.

     Because the Tax Free Funds will distribute exempt-interest dividends, interest on indebtedness incurred or continued to purchase or carry shares of the Tax Free Funds may not be deductible for federal income tax purposes. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

     Under the Omnibus Budget Reconciliation Act of 1993, all or a portion of a Tax Free Fund's gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder. If a shareholder is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by a foreign shareholder, then dividends of net investment income, distributions of net capital gains and gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the foreign shareholder, (i) dividends of net investment income will be subject to a 30% (or lower treaty rate) U.S. federal withholding tax, and (ii) distributions of net capital gains and gains realized upon the sale of shares of the Fund will not be subject to U.S. federal income tax as long as such foreign shareholder is not a non-resident alien individual who was physically present in the United States for more than 182 days during the taxable year and, in the case of gains realized upon the sale of Fund shares, certain other conditions are met. However, certain foreign shareholders may nonetheless be subject to 31% backup withholding on distributions of net capital gains and gross proceeds paid to them upon the sale of their shares of the Fund. See "Backup Withholding."

     Transfer by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will be includable in such shareholder's gross estate for U.S. federal estate tax purposes.


     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from a Fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in any of the Funds.


BACKUP WITHHOLDING


     The Company may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends (except shareholders of the Tax Free Funds to the extent that such Funds distribute exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Company with the payee's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Company that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.


                                 CAPITAL STOCK

     For additional information as to the organization and capital stock of the Company, see "Additional Information About the Company -- Organization and Capital Stock" in the Prospectus.

     As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any particular Fund or any other single portfolio (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of that particular portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such portfolio. Shareholders are entitled to one vote for each full share held and the fractional votes for fractional shares held.

     The By-Laws of the Company provide that the Company shall not be required to hold an annual meeting of stockholders in any year in which the election of the Directors to the Company's Board of Directors is not required to be acted upon under the 1940 Act.

     Each share of a particular Fund is entitled to such dividends and distributions out of the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In determining a Fund's net asset value, assets belonging to a particular Fund are credited with a proportionate share of any general assets of the Company not belonging to a particular Fund and are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the respective Funds at the time of allocation.

     In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not attributable to a Fund that are available for distribution. Shareholders are not entitled to any preemptive rights.

     Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets of the Company, with respect to a particular Fund are conclusive.

     As of March 19, 1996, the following persons or entities owned beneficially or of record as much as 5% of the indicated Fund's outstanding shares:



              THE 100% U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                                                       PERCENTAGE
                       NAME AND ADDRESS                              NUMBER OF        OWNERSHIP OF
                 OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED       PORTFOLIO
---------------------------------------------------------------   ----------------    ------------
Chemical Bank
Administrative Services
AIS Section 31/270
270 Park Avenue
New York, NY 10017-2014........................................   240,099,581.1700        14.60%


                      THE U.S. TREASURY MONEY MARKET FUND


                                                                                       PERCENTAGE
                       NAME AND ADDRESS                              NUMBER OF        OWNERSHIP OF
                 OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED       PORTFOLIO
---------------------------------------------------------------   ----------------    ------------
Chemical Bank
Administrative Services
AIS Section 31/270
270 Park Avenue
New York, NY 10017-2014........................................   129,958,965.0400         8.42%
Chemical Bank
Global Securities Services
450 W. 33rd Street, 15th Fl.
New York, NY 10001-2603........................................   158,294,559.7500        10.25%
Obie & Co.
c/o Texas Commerce Bank
P.O. Box 2558
Houston, TX 77252-2558.........................................   321,091,386.0000        20.80%


                        THE GOVERNMENT MONEY MARKET FUND


                                                                                       PERCENTAGE
                       NAME AND ADDRESS                              NUMBER OF        OWNERSHIP OF
                 OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED       PORTFOLIO
---------------------------------------------------------------   ----------------    ------------
Chemical Bank
Administrative Services
AIS Section 31/270
270 Park Avenue
New York, NY 10017-2014........................................   189,689,468.2300        11.30%
Chemical Bank
Global Securities Services
4 New York Plaza 4th
New York, NY 10004-2413........................................   113,009,593.9600         6.73%


                            THE CASH MANAGEMENT FUND


                                                                                       PERCENTAGE
                       NAME AND ADDRESS                              NUMBER OF        OWNERSHIP OF
                 OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED       PORTFOLIO
---------------------------------------------------------------   ----------------    ------------
Chemical Bank
Administrative Services
AIR Section 31/270
270 Park Avenue
New York, NY 10017-2014........................................   254,061,681.8000        16.40%
Manufacturers Hanover Trust Co.
4 New York Plaza 4th
New York, NY 10004-2413........................................    96,308,416.5900         6.22%

                         THE TAX FREE MONEY MARKET FUND


                                                                                       PERCENTAGE
                       NAME AND ADDRESS                              NUMBER OF        OWNERSHIP OF
                 OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED       PORTFOLIO
---------------------------------------------------------------   ----------------    ------------
Chemical Bank
Administrative Services
AIS Section 31/270
270 Park Avenue
New York, NY 10017-2014........................................   129,131,147.3100        32.76%
Obie & Co.
c/o Texas Commerce Bank
P.O. Box 2558
Houston, TX 77252-2558.........................................    73,318,755.9600        18.60%
Daniel B. Burke &
Harriett S. Burke
77 West 66 St.
New York, NY 10023-6201........................................    22,159,765.3100         5.62%


                    THE NEW YORK TAX FREE MONEY MARKET FUND


                                                                                       PERCENTAGE
                       NAME AND ADDRESS                              NUMBER OF        OWNERSHIP OF
                 OF BENEFICIAL OR RECORD OWNER                      SHARES OWNED       PORTFOLIO
---------------------------------------------------------------   ----------------    ------------
Chemical Bank
Administrative Services
AIS Section 31/270
270 Park Avenue
New York, NY 10017-2014........................................   128,348,176.5200        43.52%


                               VALIDITY OF SHARES

     The validity of the shares has been passed upon for the Company by Venable, Baetjer and Howard, Baltimore, Maryland.

                                    AUDITORS


     The Statements of Assets and Liabilities, including the Portfolio of investments, of The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund and The New York Tax Free Money Market Fund of The Hanover Funds, Inc. as of November 30, 1995 and the related Statements of Operations, the Statements of Changes in Net Assets and financial highlights, for each of the periods which appear in this Statement of Additional Information, and the financial highlights which appear in the Prospectus have been included herein and in the Prospectus in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP has offices at 345 Park Avenue, New York, New York 10154.

                          AUDITED FINANCIAL STATEMENTS



                               TABLE OF CONTENTS



                                                                                       PAGE
                                                                                      ------
The 100% U.S. Treasury Securities Money Market Fund Portfolio of Investments......     F-2
The U.S. Treasury Money Market Fund Portfolio of Investments......................     F-3
The Government Money Market Fund Portfolio of Investments.........................     F-5
The Cash Management Fund Portfolio of Investments.................................     F-7
The Tax Free Money Market Fund Portfolio of Investments...........................    F-14
The New York Tax Free Money Market Fund Portfolio of Investments..................    F-22
Footnotes to Portfolios...........................................................    F-28
Statement of Assets and Liabilities...............................................    F-30
Statement of Operations...........................................................    F-32
Statement of Changes in Net Assets................................................    F-33
Notes to Financial Statements.....................................................    F-35
Financial Highlights..............................................................    F-42
Independent Auditors' Report......................................................    F-48

THE HANOVER FUNDS, INC.
THE 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
Portfolio of Investments




November 30, 1995

                                                   YIELD TO
                                                   MATURITY
                                                   ON DATE         PRINCIPAL           VALUE
                                                 OF PURCHASE         AMOUNT          (NOTE 2A)
                                                 ------------     ------------     --------------
U.S. TREASURY OBLIGATIONS -- 100.0%
U.S. TREASURY BILLS -- 92.5%
12/07/95......................................       5.31%        $    976,000     $      975,151
12/14/95......................................       5.48          174,080,000        173,740,944
12/21/95......................................       5.67          748,745,000        746,415,722
01/04/96......................................       5.48          100,000,000         99,496,611
01/11/96......................................       5.47           38,480,000         38,246,854
01/25/96......................................       5.56          105,000,000        104,130,542
02/15/96......................................       5.51           50,000,000         49,434,222
04/25/96......................................       5.48           25,000,000         24,466,695
                                                                                   --------------
                                                                                    1,236,906,741
                                                                                   --------------
U.S. TREASURY NOTE -- 7.5%
7.50%, 02/29/96...............................       5.55          100,000,000        100,462,291
                                                                                   --------------
TOTAL INVESTMENTS -- 100.0% (COST
  $1,337,369,032)+............................                                      1,337,369,032
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.0%.........................                                            179,789
                                                                                   --------------
NET ASSETS -- 100.0%..........................                                     $1,337,548,821
                                                                                    =============

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE U.S. TREASURY MONEY MARKET FUND
Portfolio of Investments
November 30, 1995

                                                     YIELD TO
                                                     MATURITY
                                                     ON DATE        PRINCIPAL          VALUE
                                                   OF PURCHASE        AMOUNT         (NOTE 2A)
                                                   ------------    ------------    --------------
U.S. TREASURY OBLIGATIONS -- 69.4%
U.S. TREASURY BILLS -- 65.7%
12/07/95........................................       5.39%       $ 80,000,000    $   79,929,400
12/14/95........................................       5.29           1,000,000           998,130
12/21/95........................................       5.65         736,000,000       733,732,125
01/11/96........................................       5.43         105,000,000       104,368,543
01/18/96........................................       5.42         100,000,000        99,297,333
02/15/96........................................       5.51          50,000,000        49,434,222
04/25/96........................................       5.48          25,000,000        24,466,694
                                                                                   --------------
                                                                                    1,092,226,447
                                                                                   --------------
U.S. TREASURY NOTE -- 3.7%
7.875%, 07/15/96................................       5.67          61,500,000        62,271,837
                                                                                   --------------
TOTAL INVESTMENTS(COST $1,154,498,284)..........                                    1,154,498,284
                                                                                   --------------
REPURCHASE AGREEMENTS -- 30.0%
Dean Witter Reynolds Inc.
  dated 11/30/95, 5.87%, 12/01/95...............       5.95         125,000,000       125,000,000
  (Proceeds at maturity $125,020,382)
  collateralized by:
  $122,721,000 U.S. Treasury Notes,
  6.50%-8.00%, 10/15/96-10/31/99
Morgan (J.P.) Securities Inc.
  dated 11/30/95, 5.85%, 12/01/95...............       5.93         125,000,000       125,000,000
  (Proceeds at maturity $125,020,313)
  collateralized by:
  $123,887,000 U.S. Treasury Notes,
  6.50%-7.625%, 05/31/95-04/30/99
Morgan Stanley & Co. Inc.
  dated 11/30/95, 5.87%, 12/01/95...............       5.95         125,000,000       125,000,000
  (Proceeds at maturity $125,020,382)
  collateralized by:
  $121,260,000 U.S. Treasury Note,
  6.75%, 04/30/00

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE U.S. TREASURY MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

                                                     YIELD TO
                                                     MATURITY
                                                     ON DATE        PRINCIPAL          VALUE
                                                   OF PURCHASE        AMOUNT         (NOTE 2A)
                                                   ------------    ------------    --------------
REPURCHASE AGREEMENTS -- (CONTINUED)
Nomura Securities Int'l, Inc.
  dated 11/30/95, 5.875%, 12/01/95..............       5.96%       $125,000,000    $  125,000,000
  (Proceeds at maturity $125,020,399)
  collateralized by:
  $124,860,000 U.S. Treasury Notes,
  6.50%-6.875%, 02/28/97-05/15/97
                                                                                   --------------
TOTAL REPURCHASE AGREEMENTS (COST
  $500,000,000).................................                                      500,000,000
                                                                                   --------------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
  -- 99.4% (COST $1,654,498,284)+...............                                    1,654,498,284
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%...                                        9,330,668
                                                                                   --------------
NET ASSETS -- 100.0%............................                                   $1,663,828,952
                                                                                    =============

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE GOVERNMENT MONEY MARKET FUND
Portfolio of Investments
November 30, 1995

                                                     YIELD TO
                                                     MATURITY
                                                     ON DATE        PRINCIPAL          VALUE
                                                   OF PURCHASE        AMOUNT         (NOTE 2A)
                                                   ------------    ------------    --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 94.3%
FEDERAL FARM CREDIT BANK DEBENTURES -- 4.1%
  5.75%, 08/01/96...............................       5.92%       $ 50,000,000    $   49,966,268
  5.75%, 09/09/96...............................       6.02          13,685,000        13,666,089
                                                                                   --------------
                                                                                       63,632,357
                                                                                   --------------
FEDERAL HOME LOAN BANK -- 48.0%
  DEBENTURES:
     5.98%, 07/08/96............................       6.10          50,000,000        49,991,008
     5.97%, 07/18/96............................       6.05          50,000,000        50,000,000
     6.10%, 09/05/96............................       6.19          30,000,000        30,000,000
  DISCOUNT NOTES:
     12/01/95...................................       5.88         400,000,000       400,000,000
     12/26/95...................................       5.81         100,000,000        99,604,167
     01/02/96++.................................       6.19         115,000,000       114,922,056
                                                                                   --------------
                                                                                      744,517,231
                                                                                   --------------
FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT
  NOTES -- 25.2%
     12/01/95...................................       5.88         232,040,000       232,040,000
     12/20/95...................................       5.80         160,000,000       159,518,667
                                                                                   --------------
                                                                                      391,558,667
                                                                                   --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  DEBENTURE -- 4.3%
     5.66%, 03/15/96............................       5.78          67,260,000        67,244,458
                                                                                   --------------
STUDENT LOAN MARKETING ASSOCIATION*** -- 12.7%
  5.68%, 12/05/95...............................       5.63          50,000,000        50,000,000
  5.69%, 12/05/95...............................       5.69          77,000,000        76,993,082
  5.73%, 12/05/95...............................       5.75          25,000,000        25,000,000
  5.82%, 12/05/95...............................       5.69          45,000,000        45,116,373
                                                                                   --------------
                                                                                      197,109,455
                                                                                   --------------
TOTAL INVESTMENTS (COST $1,464,062,168).........                                    1,464,062,168
                                                                                   --------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE GOVERNMENT MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

                                                     YIELD TO
                                                     MATURITY
                                                     ON DATE        PRINCIPAL          VALUE
                                                   OF PURCHASE        AMOUNT         (NOTE 2A)
                                                   ------------    ------------    --------------
REPURCHASE AGREEMENT -- 12.9%
Smith Barney Inc.
  dated 11/30/95, 5.91%, 12/01/95...............       5.99%       $200,000,000    $  200,000,000
  (Proceeds at maturity $200,032,833)
  collateralized by:
  $5,415,000 Federal National Mortgage
  Association Debenture, 7.50%, 02/11/02
  $10,000,000 Student Loan Marketing Association
  Debenture, 9.01%, 12/02/04
  $34,565,000 Tennessee Valley Authority
  Debenture, 8.375%, 10/01/99
  $50,000,000 U.S. Treasury Bill, 11/14/96
  $97,485,000 U.S. Treasury Notes,
  5.75%-8.50%, 07/15/97-09/30/97
                                                                                   --------------
TOTAL REPURCHASE AGREEMENT (COST
  $200,000,000).................................                                      200,000,000
                                                                                   --------------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENT
  -- 107.2% (COST $1,664,062,168)+..............                                    1,664,062,168
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (7.2%)..............................                                     (112,063,729)
                                                                                   --------------
NET ASSETS -- 100.0%............................                                   $1,551,998,439
                                                                                    =============

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE CASH MANAGEMENT FUND
Portfolio of Investments
November 30, 1995

                                                    YIELD TO
                                                    MATURITY
  CREDIT                                             ON DATE       PRINCIPAL         VALUE
 RATINGS*                                          OF PURCHASE      AMOUNT         (NOTE 2A)
----------                                         -----------    -----------    --------------
           COMMERCIAL PAPER -- 72.5%
           AUTO REPAIR, SERVICES
              AND PARKING -- 1.4%
A1/P1      PHH Corp. 02/09/96...................       5.79%      $23,000,000    $   22,748,214
                                                                                 --------------
           BUSINESS SERVICES -- 3.8%
           International Lease Finance Corp.:
A1/P1        01/16/96...........................       5.84        25,000,000        24,818,555
A1/P1        02/01/96...........................       5.79         4,250,000         4,209,744
A1/P1        02/05/96...........................       5.82        11,500,000        11,380,668
A1/P1        02/09/96...........................       5.82        16,500,000        16,318,408
A1/P1        02/20/96...........................       5.81         6,000,000         5,923,725
                                                                                 --------------
                                                                                     62,651,100
                                                                                 --------------
           CHEMICALS AND ALLIED PRODUCTS -- 1.1%
A1+/P1     duPont (EI) de Nemours & Co.
             01/03/96...........................       6.45        18,000,000        17,899,680
                                                                                 --------------
           COMMUNICATION -- 2.9%
           American Telephone & Telegraph Co.:
A1+/P1       12/01/95...........................       5.76        18,000,000        18,000,000
A1+/P1       01/18/96...........................       5.85         9,000,000         8,931,960
A1+/P1       01/24/96...........................       5.88         5,000,000         4,957,250
A1+/P1       02/23/96...........................       5.80        15,000,000        14,805,050
                                                                                 --------------
                                                                                     46,694,260
                                                                                 --------------
           DEPOSITORY INSTITUTIONS -- 13.5%
A1+/P1     Bank of Nova Scotia 01/26/96.........       5.84        50,000,000        49,555,889
A1+/P1     Commerzbank U.S. Finance, Inc.
             01/16/96...........................       5.83        28,000,000        27,797,140
A1/P1      Corestates Capital Corp. 01/31/96....       5.86         5,000,000         4,951,624
A1+/P1     Norwest Corp. 12/28/95...............       5.86        11,000,000        10,952,562
A1+/P1     Republic National Bank New York
             01/25/96...........................       5.78         5,000,000         4,957,757
A1+/P1     Societe Generale 02/26/96............       5.80        50,000,000        49,318,500
           Toronto Dominion Bank:
A1+/P1       12/21/95...........................       5.81        20,000,000        19,937,333
A1+/P1       01/02/96...........................       5.86        14,000,000        13,928,444
A1+/P1       01/31/96...........................       5.83        24,000,000        23,769,827
A1+/P1       02/20/96...........................       5.78        16,000,000        15,797,680
                                                                                 --------------
                                                                                    220,966,756
                                                                                 --------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE CASH MANAGEMENT FUND
Portfolio of Investments (continued)
November 30, 1995

                                                    YIELD TO
                                                    MATURITY
  CREDIT                                             ON DATE       PRINCIPAL         VALUE
 RATINGS*                                          OF PURCHASE      AMOUNT         (NOTE 2A)
----------                                         -----------    -----------    --------------
           COMMERCIAL PAPER -- (CONTINUED)
           ELECTRIC AND ELECTRIC
             EQUIPMENT -- 1.8%
           General Electric Co.:
A1+/P1       12/29/95...........................       5.80%      $ 5,000,000    $    4,977,989
A1+/P1       01/31/96...........................       5.94        25,000,000        24,762,354
                                                                                 --------------
                                                                                     29,740,343
                                                                                 --------------
           ELECTRIC, GAS AND SANITARY
             SERVICES -- 0.8%
A1/P1      WMX Technologies Family Waste
             Management Co. 06/07/96 (b)........       5.87        12,500,000        12,135,781
                                                                                 --------------
           FINANCIAL INSTITUTIONS -- 11.3%
A1/P1      American Express Credit Corp.
             12/11/95...........................       5.81        30,000,000        29,952,917
           National Rural Utilities Cooperative
             Finance Corp.:
A1+/P1          01/24/96........................       5.85         7,000,000         6,940,255
A1+/P1          01/26/96........................       5.84        10,000,000         9,911,644
A1+/P1          02/27/96........................       5.83        15,000,000        14,792,833
           Transamerica Finance Corp.:
A1/P1        01/12/96...........................       6.48        12,000,000        11,914,600
A1/P1        01/24/96...........................       5.86        12,000,000        11,896,860
A1/P1        01/29/96...........................       5.84        35,125,000        34,796,874
A1/P1        02/16/96...........................       5.80        15,500,000        15,312,687
A1/P1      U.S. Leasing International Corp.
             02/08/96...........................       5.83        20,000,000        19,782,267
A1/P1      USL Capital Corp. 01/19/96...........       5.87        30,000,000        29,766,433
                                                                                 --------------
                                                                                    185,067,370
                                                                                 --------------
           FOOD AND KINDRED PRODUCTS -- 4.7%
           Cargill, Inc.:
A1+/P1       12/05/95...........................       5.80        11,000,000        10,993,070
A1+/P1       12/07/95...........................       5.77        20,000,000        19,981,300
A1+/P1       02/06/96...........................       5.79        13,180,000        13,041,899
A1+/P1       02/14/96...........................       5.77        23,300,000        23,027,196
A1/P1      PepsiCo, Inc. 01/22/96...............       5.74        10,000,000         9,920,556
                                                                                 --------------
                                                                                     76,964,021
                                                                                 --------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE CASH MANAGEMENT FUND
Portfolio of Investments (continued)
November 30, 1995

                                                    YIELD TO
                                                    MATURITY
  CREDIT                                             ON DATE       PRINCIPAL         VALUE
 RATINGS*                                          OF PURCHASE      AMOUNT         (NOTE 2A)
----------                                         -----------    -----------    --------------
           COMMERCIAL PAPER -- (CONTINUED)
           INDUSTRIAL MACHINERY
             AND EQUIPMENT -- 7.6%
A1/P1      Caterpillar, Inc. 12/20/95...........       5.82%      $22,000,000    $   21,934,397
           Hewlett-Packard Co.:
A1+/P1       12/21/95...........................       5.74         8,500,000         8,473,650
A1+/P1       01/24/96...........................       5.81        50,000,000        49,577,000
A1/P1      International Business Machines Corp.
             03/01/96...........................       5.82        20,000,000        19,715,372
           International Business Machines
             Credit Corp.:
A1/P1           12/11/95........................       5.80        10,000,000         9,984,333
A1/P1           12/12/95........................       5.78        15,000,000        14,974,242
                                                                                 --------------
                                                                                    124,658,994
                                                                                 --------------
           INSURANCE CARRIERS -- 8.2%
A1+/P1     Met Life Funding Corp. 01/12/96......       5.82        66,116,000        65,676,912
           USAA Capital Corp.:
A1+/P1       12/11/95...........................       5.81         9,500,000         9,485,038
A1+/P1       12/20/95...........................       5.80        25,000,000        24,925,320
A1+/P1       01/11/96...........................       5.84        20,000,000        19,870,850
A1+/P1       01/23/96...........................       5.82        14,000,000        13,882,723
                                                                                 --------------
                                                                                    133,840,843
                                                                                 --------------
           PRIMARY METAL INDUSTRIES -- 1.1%
A1+/P1     U.S. Borax & Chemical Corp.
             01/17/96...........................       5.87        18,500,000        18,362,329
                                                                                 --------------
           SECURITY AND COMMODITY
             BROKERS -- 3.7%
           Merrill Lynch & Co.:
A1+/P1       01/08/96...........................       5.86        30,000,000        29,819,500
A1+/P1       01/12/96...........................       5.88        15,000,000        14,899,900
A1+/P1       02/16/96...........................       5.81        15,000,000        14,818,729
                                                                                 --------------
                                                                                     59,538,129
                                                                                 --------------
           TRADE RECEIVABLES -- 2.6%
           Ciesco Limited Partnership:
A1+/P1       12/07/95...........................       5.77        10,000,000         9,990,633
A1+/P1       12/14/95...........................       5.81         9,000,000         8,981,638
A1+/P1       01/12/96...........................       5.76        18,985,000        18,861,407
A1+/P1       02/26/96...........................       5.85         5,000,000         4,932,213
                                                                                 --------------
                                                                                     42,765,891
                                                                                 --------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE CASH MANAGEMENT FUND
Portfolio of Investments (continued)
November 30, 1995

                                                    YIELD TO
                                                    MATURITY
  CREDIT                                             ON DATE       PRINCIPAL         VALUE
 RATINGS*                                          OF PURCHASE      AMOUNT         (NOTE 2A)
----------                                         -----------    -----------    --------------
           COMMERCIAL PAPER -- (CONTINUED)
           TRANSPORTATION EQUIPMENT -- 8.0%
           Daimler-Benz North America Corp.:
A1/P1        12/15/95...........................       5.83%      $10,000,000    $    9,977,833
A1/P1        02/14/96...........................       5.82        22,000,000        21,741,042
A1/P1        03/15/96...........................       5.88         5,000,000         4,918,333
           Ford Motor Credit Co.:
A1/P1        12/01/95...........................       5.83        10,000,000        10,000,000
A1/P1        12/19/95...........................       5.81        25,000,000        24,929,500
A1/P1        01/12/96...........................       5.74        10,000,000         9,936,183
A1/P1        02/09/96...........................       5.81        19,000,000        18,790,894
A1/P1        02/22/96...........................       5.73         5,000,000         4,935,819
A1+/P1     Toyota Motor Credit Corp. 01/11/96...       5.81        26,000,000        25,831,513
                                                                                 --------------
                                                                                    131,061,117
                                                                                 --------------
           TOTAL COMMERCIAL PAPER...............                                  1,185,094,828
                                                                                 --------------
           CERTIFICATES OF DEPOSIT -- 6.1%
           FOREIGN BANK -- 6.1%
           Banque National de Paris:
A1+/P1       5.78%, 12/29/95....................       5.71        10,000,000        10,001,054
A1+/P1       5.75%, 02/29/96....................       5.82        20,000,000        20,000,488
A1+/P1     Commerzbank A.G. 5.67%, 01/19/96.....       5.73        20,000,000        20,000,534
A1+/P1     Dresdner Bank A.G. 6.94%, 01/08/96...       6.39         5,000,000         5,002,709
A1+/P1     Lloyds Bank PLC 5.64%, 01/16/96......       5.70        10,000,000        10,000,247
A1+/P1     National Westminster Bank PLC 6.50%,
             01/04/96...........................       6.39        25,000,000        25,003,715
A1+/P1     Westdeutsche Landesbank GZ 5.79%,
             01/12/96...........................       5.86        10,000,000        10,000,050
                                                                                 --------------
           TOTAL CERTIFICATES OF DEPOSIT........                                    100,008,797
                                                                                 --------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE CASH MANAGEMENT FUND
Portfolio of Investments (continued)
November 30, 1995

                                                    YIELD TO
                                                    MATURITY
  CREDIT                                             ON DATE       PRINCIPAL         VALUE
 RATINGS*                                          OF PURCHASE      AMOUNT         (NOTE 2A)
----------                                         -----------    -----------    --------------
           CORPORATE BONDS AND NOTES -- 7.6%
           FINANCIAL INSTITUTIONS -- 3.5%
A1/P1      First Chicago Corp. 9.00%,
             06/06/96...........................       5.63%      $ 5,000,000    $    5,076,389
A1+/P1     General Electric Capital Corp. 7.85%,
             07/18/96...........................       5.97        13,000,000        13,138,920
A1+/P1     J.P. Morgan & Co., Inc. Delaware
             5.75%, 08/07/96....................       5.88         2,000,000         1,999,351
A1+/P1     Morgan Guaranty Trust Co. 6.05%,
             08/21/96...........................       6.13        10,000,000        10,000,000
A1+/P1     Norwest Corp. 7.75%, 12/31/96........       5.31         9,400,000         9,615,598
A1/P1      PNC Bank N.A. 5.65%, 09/18/96........       5.63        17,000,000        17,004,303
                                                                                 --------------
                                                                                     56,834,561
                                                                                 --------------
           ELECTRIC, GAS AND SANITARY
             SERVICES -- 0.6%
A1/P1      WMX Technologies Family Waste
             Management Co. 4.875%, 06/15/96....       5.87        10,000,000         9,941,263
                                                                                 --------------
           INDUSTRIAL MACHINERY
             AND EQUIPMENT -- 0.2%
           International Business Machines
             Credit Corp.:
A1/P1           5.12%, 11/12/96.................       5.83         1,000,000           993,131
A1/P1           5.14%, 11/15/96.................       5.83         2,000,000         1,986,532
                                                                                 --------------
                                                                                      2,979,663
                                                                                 --------------
           INSURANCE CARRIERS -- 0.1%
A1+/P1     American General Corp. 4.90%,
             08/16/96...........................       5.76         1,000,000           993,190
                                                                                 --------------
           NONDEPOSITORY INSTITUTIONS -- 0.9%
           FCC National Bank Notes:
A1/P1        6.51%, 05/02/96....................       6.39        10,000,000        10,003,226
A1/P1        5.70%, 10/02/96....................       5.79         5,000,000         4,995,250
                                                                                 --------------
                                                                                     14,998,476
                                                                                 --------------
           TRADE RECEIVABLES -- 0.6%
A1+/P1     Ciesco Limited Partnership 6.62%,
             02/26/96...........................       6.69        10,000,000         9,999,066
                                                                                 --------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE CASH MANAGEMENT FUND
Portfolio of Investments (continued)
November 30, 1995

                                                    YIELD TO
                                                    MATURITY
  CREDIT                                             ON DATE       PRINCIPAL         VALUE
 RATINGS*                                          OF PURCHASE      AMOUNT         (NOTE 2A)
----------                                         -----------    -----------    --------------
           CORPORATE BONDS AND NOTES --
             (CONTINUED)
           TRANSPORTATION EQUIPMENT -- 1.7%
A1/P1      Ford Motor Credit Co. 9.05%,
             07/09/96...........................       5.85%      $ 2,000,000    $    2,036,536
A1+/P1     Toyota Motor Credit Corp. 6.74%,
             03/18/96...........................       6.54        25,000,000        25,010,007
                                                                                 --------------
                                                                                     27,046,543
                                                                                 --------------
           TOTAL CORPORATE BONDS AND NOTES......                                    122,792,762
                                                                                 --------------
           VARIABLE RATE OBLIGATIONS*** -- 5.4%
           AUTO REPAIR, SERVICES
             AND PARKING -- 2.1%
A1/P1      PHH Corp. 5.66%, 12/05/95............       5.68        35,000,000        34,999,063
                                                                                 --------------
           FINANCIAL INSTITUTIONS -- 3.3%
A1/P1      American Express Centurian Bank
             5.7825%, 12/13/95..................       5.92         5,000,000         5,000,000
A1/P1      American Telephone & Telegraph
             Capital Corp. 5.80%, 12/01/95......       5.80        13,000,000        13,000,000
           FCC National Bank Notes:
A1/P1        5.52%, 12/05/95....................       5.49         5,000,000         5,000,187
A1/P1        5.68%, 12/05/95....................       5.68        18,000,000        18,000,000
A1/P1      First Chicago Corp. Medium Term Note
             5.868%, 02/29/96...................       5.80         8,000,000         8,000,000
A1/P1      Household Finance Corp. Medium Term
             Note 5.70%, 12/05/95...............       5.75         5,000,000         4,998,872
                                                                                 --------------
                                                                                     53,999,059
                                                                                 --------------
           TOTAL VARIABLE RATE OBLIGATIONS......                                     88,998,122
                                                                                 --------------
           TAXABLE MUNICIPAL OBLIGATION -- 0.3%
A1+/VMIG1  Richmond County Georgia Development
             Authority IDR, Monsanto Co. Project
             (Union Bank of Switzerland) 6.27%,
             06/01/96 (a).......................        6.27        5,000,000         5,000,000
                                                                                 --------------
           U.S. GOVERNMENT AGENCY
             OBLIGATION -- 0.7%
           Federal Home Loan Mortgage Corp.
             Debenture 6.84%, 02/28/96..........       5.74        12,000,000        12,026,940
                                                                                 --------------
           TOTAL INVESTMENTS (COST
             $1,513,921,449)....................                                  1,513,921,449
                                                                                 --------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE CASH MANAGEMENT FUND
Portfolio of Investments (continued)
November 30, 1995

                                                     YIELD TO
                                                     MATURITY
                                                      ON DATE       PRINCIPAL         VALUE
                                                    OF PURCHASE      AMOUNT         (NOTE 2A)
                                                    -----------    -----------    --------------
REPURCHASE AGREEMENTS -- 7.0%
Goldman Sachs & Co.
  dated 11/30/95, 5.78%, 12/01/95................       5.86%      $74,000,000    $   74,000,000
  (Proceeds at maturity $74,011,881)
  collateralized by:
  $74,710,000 U.S. Treasury Note,
  5.25%, 07/31/98
Merrill Lynch Government Securities, Inc.
  dated 11/30/95, 5.80%, 12/01/95................       5.88        40,000,000        40,000,000
  (Proceeds at maturity $40,006,444)
  collateralized by:
  $42,785,000 U.S. Treasury Bill, 10/17/96
                                                                                  --------------
TOTAL REPURCHASE AGREEMENTS......................                                    114,000,000
                                                                                  --------------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
  -- 99.6% (COST $1,627,921,449)+................                                  1,627,921,449
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%....                                      6,571,643
                                                                                  --------------
NET ASSETS -- 100.0%.............................                                 $1,634,493,092
                                                                                   =============

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE TAX FREE MONEY MARKET FUND
Portfolio of Investments
November 30, 1995

    CREDIT                                                             PRINCIPAL       VALUE
   RATINGS*                                                             AMOUNT       (NOTE 2A)
---------------                                                       -----------   ------------
                SHORT-TERM MUNICIPAL SECURITIES -- 98.8%
                ALABAMA -- 1.7%
A1+/VMIG1       The Board of Trustees of the University of Alabama at
                  Birmingham General RB Series 1993B 3.70%,
                  12/6/95***.........................................  $5,500,000   $  5,500,000
                                                                                    ------------
                ARIZONA -- 8.7%
                Apache County IDA, IDR RB Tucson Electric Power Co.
                  Springville Project:
A1+/P1            Series 1983A (Barclays Bank PLC) 3.65%,
                     12/6/95***......................................   6,000,000      6,000,000
A1+/VMIG1         Series 1985A (Barclays Bank PLC) 3.65%,
                     12/6/95***......................................   1,300,000      1,300,000
SP1/MIG1        Maricopa County School District TANS Series 1995
                  4.50%, 7/31/96.....................................   9,000,000      9,029,556
NR/VMIG1        Mesa Municipal Development Corp. Special Tax UPDATES
                  (Union Bank of Switzerland) 3.75%, 12/7/95**.......   3,000,000      3,000,000
                Pima County IDA, Industrial Development
                  RB Tucson Electric Power Co.:
A1+/VMIG1            General Project Series 1982A (BankAmerica
                       National Trust and Savings Association) 3.65%,
                       12/6/95***....................................   3,000,000      3,000,000
A1+/VMIG1            Irvington Series 1982A (Societe Generale) 3.65%,
                       12/6/95***....................................   1,000,000      1,000,000
A1+/P1            Revenue RFB Tucson Retirement Center Project Series
                     1988 (Swiss Bank Corp.) 3.75%, 12/6/95***.......   4,100,000      4,100,000
                                                                                    ------------
                                                                                      27,429,556
                                                                                    ------------
                ARKANSAS -- 2.9%
NR/VMIG1        The Board of Trustees of the University of Arkansas
                  Various Facility UAMS Campus RB Series 1994 (Credit
                  Suisse) 3.65%, 12/6/95***..........................   9,000,000      9,000,000
                                                                                    ------------
                CALIFORNIA -- 4.4%
A1+/VMIG1       California Higher Education Loan Authority Series
                  1987 (National Westminster Bank PLC) 3.65%,
                  12/6/95***.........................................   2,000,000      2,000,000
NR/VMIG1        California Student Education Loan Marketing Corp.
                  Student Loan Revenue RFB Series 1993A (Dresdner
                  Bank A.G.) 3.70%, 12/7/95***.......................   7,000,000      7,000,000

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

    CREDIT                                                              PRINCIPAL       VALUE
   RATINGS*                                                              AMOUNT       (NOTE 2A)
---------------                                                        -----------   ------------
                SHORT-TERM MUNICIPAL SECURITIES -- (CONTINUED)
                CALIFORNIA -- (CONTINUED)
A1/P1           Oakland HFA, Multifamily Rental Revenue RB Skyline
                  Hills Association Project Series 1985 (Citibank,
                  N.A.) 3.50%, 12/7/95***............................  $ 3,300,000   $  3,300,000
NR/VMIG1        San Diego City HFA, Multifamily Revenue Demand Bonds
                  Market Street Square Apartments Project Series 1985
                  Issue G (Barclays Bank PLC) 3.70%, 12/6/95***......    1,500,000      1,500,000
                                                                                     ------------
                                                                                       13,800,000
                                                                                     ------------
                COLORADO -- 4.2%
A1+/VMIG1       Colorado HFA, Sisters of Charity Health Care Systems
                  Series 1992A ARTS (SPA-Toronto Dominion Bank)
                  3.70%, 12/7/95***..................................    2,000,000      2,000,000
SP1+/NR         Colorado State General Fund Revenue TRANS Series 1995
                  4.50%, 6/27/96.....................................   11,200,000     11,252,233
                                                                                     ------------
                                                                                       13,252,233
                                                                                     ------------
                CONNECTICUT -- 1.0%
A1+/VMIG1       Connecticut State Development Authority PCR,
                  Connecticut Light & Power Co. Project A (Deutsche
                  Bank A.G.) 3.65%, 12/6/95***.......................    3,000,000      3,000,000
                                                                                     ------------
                DISTRICT OF COLUMBIA -- 5.0%
                District of Columbia:
                  GO RFB Series 1992:
A1+/VMIG1            A-1 (National Westminster Bank PLC) 3.85%,
                       12/1/95***....................................    3,000,000      3,000,000
A1+/VMIG1            A-2 (Bank of Nova Scotia) 3.85%, 12/1/95***.....    1,800,000      1,800,000
A1+/VMIG1            A-3 (Toronto Dominion Bank) 3.85%, 12/1/95***...    3,400,000      3,400,000
A1+/VMIG1            A-4 (Toronto Dominion Bank) 3.85%, 12/1/95***...      600,000        600,000
A1+/VMIG1            A-5 (Bank of Nova Scotia) 3.85%, 12/1/95***.....    5,400,000      5,400,000
A1/VMIG1          Revenue RB American Assignment Advancement Science
                     Project Series 1995 (Nations Bank) 3.75%,
                     12/1/95***......................................    1,500,000      1,500,000
                                                                                     ------------
                                                                                       15,700,000
                                                                                     ------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

    CREDIT                                                             PRINCIPAL       VALUE
   RATINGS*                                                             AMOUNT       (NOTE 2A)
---------------                                                       -----------   ------------
                SHORT-TERM MUNICIPAL SECURITIES -- (CONTINUED)
                FLORIDA -- 2.0%
A1+/P1          Okaloosa County Revenue Gulf Coast Treatment Center
                  Project Series 1984 (Societe Generale) 3.70%,
                  12/6/95***.........................................  $1,800,000   $  1,800,000
A1+/NR          Orange County HFA Housing Revenue Multifamily RFB
                  Smokewood/Sun Series 1992A (Citibank, N.A.) 3.80%,
                  12/6/95***.........................................   2,000,000      2,000,000
A1+/VMIG1       St. Lucie County PCR, Florida Power & Light Co.
                  Project Series 1993 (Florida Power & Light Co.)
                  3.80%, 12/6/95***..................................   2,500,000      2,500,000
                                                                                    ------------
                                                                                       6,300,000
                                                                                    ------------
                GEORGIA -- 6.7%
A1/NR           Bibb County Development Authority Environmental
                  Improvement Revenue RFB Series 1991 IR-1 (Temple
                  Inland, Inc.) 3.90%, 12/7/95*** (b)................   8,000,000      8,000,000
A1+/P1          Burke County Development Authority PCR, Oglethorpe
                  Power Corp. Project 1992A (Credit Suisse) 3.75%,
                  2/12/96**..........................................   1,800,000      1,800,000
A1+/NR          Columbus Downtown Development Authority IDR, One
                  Arsenal Plane Project Series 1985 (National
                  Westminster Bank PLC) 3.65%, 12/6/95***............   1,800,000      1,800,000
A1+/NR          Fulton County HFA, Multifamily Housing Revenue RFB
                  Spring Creek Crossing Project Series 1994 (Wachovia
                  Bank of Georgia, N.A.) 3.70%, 12/6/95***...........   5,000,000      5,000,000
A1+/NR          Marietta City Housing Authority Multifamily Housing
                  Revenue RFB Concepts 21 Delk Apartments Series 1994
                  (FNMA) 3.60%, 12/6/95***...........................   4,525,000      4,525,000
                                                                                    ------------
                                                                                      21,125,000
                                                                                    ------------
                ILLINOIS -- 4.3%
A1+/VMIG1       Chicago O'Hare International Airport General Airport
                  Second Lien RB Series 1994C (Societe Generale)
                  3.70%, 12/6/95***..................................   5,500,000      5,500,000
NR/VMIG1        Illinois EFAR, RB Museum of Science and Industry
                  Series 1985 (Northern Trust Co.) 3.75%, 12/6/95***
                  (b)................................................   2,100,000      2,100,000

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

    CREDIT                                                             PRINCIPAL       VALUE
   RATINGS*                                                             AMOUNT       (NOTE 2A)
---------------                                                       -----------   ------------
                SHORT-TERM MUNICIPAL SECURITIES -- (CONTINUED)
                ILLINOIS -- (CONTINUED)
A1+/VMIG1       Illinois HFAR, RB Revolving Fund Pooled Financing
                  Program Series 1985F (NBD Bank Corp., Inc.) 3.60%,
                  12/6/95***.........................................  $4,300,000   $  4,300,000
A1+/NR          Savanna IDR, Metform Corp. Project Series 1994C
                  (First National Bank of Chicago) 3.75%,
                  12/6/95***.........................................   1,600,000      1,600,000
                                                                                    ------------
                                                                                      13,500,000
                                                                                    ------------
                INDIANA -- 4.2%
A1+/P1          Indiana Health Facility Financing Authority Refunding
                  RB MMM-Invest, Inc. Project Series 1990A (Banc One
                  Indianapolis, N.A.) 3.75%, 12/7/95*** (b)..........   3,460,000      3,460,000
NR/VMIG1        Indiana Health Facilities Financing Authority, RB
                  Rehabilitation Hospital Inc. Project Series 1990
                  (NBD Bank Corp., Inc.) 3.70%, 12/6/95***...........   4,000,000      4,000,000
A1+/NR          Lafayette City EDR, RFB Health Quest Realty XI
                  Project Series 1993 (Banc One Indianapolis, N.A.)
                  3.75%, 12/7/95*** (b)..............................   2,500,000      2,500,000
A1+/NR          Muncie City EDR, RFB Health Quest Realty Project
                  Series 1993 (Banc One Indianapolis, N.A.) 3.75%,
                  12/7/95*** (b).....................................   1,035,000      1,035,000
A1+/P1          Sullivan City PCR, RB Hoosier Energy Rural Electric
                  Cooperative, Inc. Project Series 1985L-4 (NRUCFC)
                  3.80%, 2/13/96**...................................   2,200,000      2,200,000
                                                                                    ------------
                                                                                      13,195,000
                                                                                    ------------
                LOUISIANA -- 2.5%
A1+/NR          Louisiana State Offshore Terminal Authority Deepwater
                  Port Revenue RB Loop Inc. First Stage Series 1991A
                  (Union Bank of Switzerland) 3.70%, 12/1/95***......   5,300,000      5,300,000
A1+/VMIG1       South La Port Commercial Marine Terminal Facilities
                  Revenue RB Occidental Petroleum Project Series 1991
                  (Credit Suisse) 3.70%, 12/6/95***..................   2,700,000      2,700,000
                                                                                    ------------
                                                                                       8,000,000
                                                                                    ------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

    CREDIT                                                             PRINCIPAL       VALUE
   RATINGS*                                                             AMOUNT       (NOTE 2A)
---------------                                                       -----------   ------------
                SHORT-TERM MUNICIPAL SECURITIES -- (CONTINUED)
                MARYLAND -- 1.5%
A1+/NR          Baltimore PCR Multi-Modal SCM Plants, Inc. Project
                  Series 1993 (Barclays Bank PLC) 3.70%,
                  12/7/95***.........................................  $3,500,000   $  3,500,000
NR/NR           Baltimore Series 1986 6.50%, 8/1/96 (c)..............   1,150,000      1,193,490
                                                                                    ------------
                                                                                       4,693,490
                                                                                    ------------
                MASSACHUSETTS -- 2.8%
SP1/MIG1        Massachusetts State UTGO Series 1995A 4.25%,
                  6/12/96............................................   8,625,000      8,639,911
                                                                                    ------------
                MICHIGAN -- 1.5%
SP1+/NR         Michigan Municipal Bond Authority Revenue Notes
                  Series 1995B 4.50%, 7/3/96.........................   4,750,000      4,768,454
                                                                                    ------------
                MINNESOTA -- 2.0%
A1+/VMIG1       Duluth City Miller Dwan Medical Center Revenue RB
                  Series 1989A (Citibank, N.A.) 3.75%, 12/7/95***....   6,300,000      6,300,000
                                                                                    ------------
                MISSOURI -- 2.9%
A1+/VMIG1       Missouri State Health & Educational Facilities
                  Authority Health Facilities Revenue RB Barnes
                  Hospital Project Series 1985 (Morgan Guaranty Trust
                  Co.) 3.55%, 12/6/95***.............................   7,000,000      7,000,000
NR/VMIG1        St. Charles County IDA, IDR RFB Venture Stores, Inc.
                  Project Series 1991 (Bank of Nova Scotia) 3.75%,
                  12/6/95***.........................................   2,000,000      2,000,000
                                                                                    ------------
                                                                                       9,000,000
                                                                                    ------------
                NEVADA -- 1.6%
A1+/NR          Clark County IDR, Nevada Power Corp. Project Series
                  1995C (Barclays Bank PLC) 3.75%, 12/6/95***........   5,000,000      5,000,000
                                                                                    ------------
                NEW MEXICO -- 2.1%
A1+/VMIG1       Albuquerque City Municipal Gross Receipts Tax
                  Adjustable Tender RB Series 1995 (Canadian Imperial
                  Bank of Commerce) 3.70%, 12/6/95***................   1,500,000      1,500,000

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

    CREDIT                                                             PRINCIPAL       VALUE
   RATINGS*                                                             AMOUNT       (NOTE 2A)
---------------                                                       -----------   ------------
                SHORT-TERM MUNICIPAL SECURITIES -- (CONTINUED)
                NEW MEXICO -- (CONTINUED)
A1+/VMIG1       Albuquerque Hospital Revenue Sisters of Charity St.
                  Josephs Hospital Series 1992 (SPA-Toronto Dominion
                  Bank) 3.70%, 12/6/95***............................  $5,000,000   $  5,000,000
                                                                                    ------------
                                                                                       6,500,000
                                                                                    ------------
                NEW YORK -- 5.2%
NR/MIG1         East Meadow UFSD TANS Series 1995 4.25%, 6/27/96.....   6,800,000      6,822,451
NR/NR           New York State Urban Development Corp. Revenue RB
                  Correctional Facilities 8.00%, 1/1/96 (c)..........   7,500,000      7,674,558
NR/MIG1         West Islip UFSD TANS Series 1995 4.75%, 6/27/96......   2,000,000      2,008,121
                                                                                    ------------
                                                                                      16,505,130
                                                                                    ------------
                NORTH CAROLINA -- 1.3%
A1/P1           Lenoir County Industrial Facilities and Pollution
                  Control Financing Authority IDR, RB Texasgulf Inc.
                  Project Series 1983 (Bankers Trust Co.) 4.00%,
                  12/7/95*** (b).....................................   1,400,000      1,400,000
A1+/VMIG1       North Carolina Medical Care Community Hospital
                  Revenue Duke University Hospital Project Series
                  1993A 3.75%, 12/7/95***............................   2,650,000      2,650,000
                                                                                    ------------
                                                                                       4,050,000
                                                                                    ------------
                OHIO -- 1.0%
NR/MIG1         Toledo City Services Special Obligations Project
                  Series 1995 (Canadian Imperial Bank of Commerce)
                  3.90%, 6/1/96......................................   3,000,000      3,002,051
                                                                                    ------------
                OREGON -- 3.2%
                Klamath Falls City Electric RB Salt Caves
                  Hydroelectric Project Escrowed to Maturity:
SP1+/NR              Series 1986A 4.40%, 5/1/96 (a)(c)...............   5,000,000      5,000,000
SP1+/NR              Series 1986B 4.40%, 5/1/96 (a)(c)...............   5,000,000      5,014,318
                                                                                    ------------
                                                                                      10,014,318
                                                                                    ------------
                PENNSYLVANIA -- 1.5%
SP1/MIG1        Philadelphia TRANS Series 1995A 4.50%, 6/27/96.......   4,800,000      4,814,288
                                                                                    ------------

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

    CREDIT                                                             PRINCIPAL       VALUE
   RATINGS*                                                             AMOUNT       (NOTE 2A)
---------------                                                       -----------   ------------
                SHORT-TERM MUNICIPAL SECURITIES -- (CONTINUED)
                TENNESSEE -- 3.8%
A1/NR           Carter County IDB, Industrial Development RB Inland
                  Container Corp. Project Series 1983 (Temple Inland,
                  Inc.) 3.95%, 12/1/95*** (b)........................  $ 3,000,000   $  3,000,000
A1+/VMIG1       Memphis UTGO Series 1995A (SPA-Westdeutsche
                  Landesbank GZ) 3.50%, 12/6/95***...................    1,400,000      1,400,000
A1+/P1          Shelby County Health Educational and Housing Facility
                  Board Multifamily Housing Revenue RFB Wyndridge II
                  Apartments Project Series 1994 (Credit Suisse)
                  3.70%, 12/6/95***..................................    7,635,000      7,635,000
                                                                                     ------------
                                                                                       12,035,000
                                                                                     ------------
                TEXAS -- 13.8%
NR/P1           Brazos River PCR, RB Monsanto Co. Project Series 1990
                  (Monsanto Co.) 3.60%, 12/6/95***...................    1,100,000      1,100,000
NR/NR           Dallas Water Works & Sewer Systems Revenue Series
                  1986A 8.50%, 10/1/96...............................    1,955,000      2,029,561
A1+/VMIG1       Greater East Texas Higher Education Project Series
                  1992A (SLMA) 3.70%, 12/7/95***.....................    2,000,000      2,000,000
A1+/P1          Guadalupe-Blanco River Authority IDC, IDR RFB The BOC
                  Group, Inc. Project Series 1993 (Wachovia Bank of
                  Georgia, N.A.) 3.75%, 12/7/95*** (b)...............    3,000,000      3,000,000
NR/NR           Houston Sewer System Revenue Series 1984 Escrowed to
                  Maturity U.S. Government Securities Collateral
                  9.00%, 10/1/96.....................................    2,200,000      2,294,137
A1+/NR          Katy ISD Series 1995A (SPA-Credit Suisse) 4.00%,
                  12/6/95***.........................................   10,000,000     10,000,000
A1+/P1          Port of Corpus Christi IDC, IDR RFB Lantana Corp.
                  Project Series 1992 (Banc One Texas, N.A.) 3.75%,
                  12/7/95***.........................................    3,085,000      3,085,000
A1+/VMIG1       Red River Authority PCR, RFB Southwestern Public
                  Service Co. Project Series 1991 ARTS (SPA-Union
                  Bank of Switzerland) 3.60%, 12/7/95***.............    5,300,000      5,300,000
A1+/VMIG1       San Antonio City Higher Education Authority, Inc.
                  Educational Facilities UTSA Phase I Dormitory
                  Project Series 1985 (Lloyds Bank PLC) 3.80%,
                  12/1/95***.........................................    3,085,000      3,085,000

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

    CREDIT                                                             PRINCIPAL       VALUE
   RATINGS*                                                             AMOUNT       (NOTE 2A)
---------------                                                       -----------   ------------
                SHORT-TERM MUNICIPAL SECURITIES -- (CONTINUED)
                TEXAS -- (CONTINUED)
A1/P1           Shenandoah City HFDC, Hospital RB Southwood Ltd.
                  Project I Series 1984 (Bank America National Trust
                  and Savings Association) 4.07%, 12/7/95*** (b).....  $4,300,000   $  4,300,000
                Texas State TRANS:
SP1+/MIG1         Series 1995A 4.75%, 8/30/96........................   5,000,000      5,023,952
A1+/P1            Series 1995B 3.65%, 8/20/96**......................   2,200,000      2,200,000
                                                                                    ------------
                                                                                      43,417,650
                                                                                    ------------
                UTAH -- 2.5%
NR/MIG1         Davis County School District TANS Series 1995 4.25%,
                  6/28/96............................................   3,000,000      3,006,437
A1+/P1          Salt Lake County HFA, Elderly Housing Revenue RFB
                  Sandy Retirement Center Series 1988 (Swiss Bank
                  Corp.) 3.65%, 12/7/95***...........................   4,900,000      4,900,000
                                                                                    ------------
                                                                                       7,906,437
                                                                                    ------------
                WYOMING -- 4.5%
A1+/P1          Green River City PCR, RB Texasgulf Project Series
                  1984 (Societe Generale) 4.00%, 12/7/95*** (b)......   1,800,000      1,800,000
                Lincoln County PCR RB PacificCorp. Project Series
                  1991 (PacificCorp.):
A1+/VMIG1            3.75%, 2/7/96**.................................   2,500,000      2,500,000
A1+/VMIG1            3.70%, 2/12/96**................................   3,500,000      3,500,000
A1+/VMIG1       Sweetwater County PCR, RB PacificCorp. Project Series
                  1992B (Union Bank of Switzerland) 3.70%,
                  3/13/96**..........................................   6,305,000      6,305,000
                                                                                    ------------
                                                                                      14,105,000
                                                                                    ------------
                TOTAL INVESTMENTS -- 98.8% (COST $310,553,518)+......                310,553,518
                OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%........                  3,912,866
                                                                                    ------------
                NET ASSETS -- 100.0%.................................               $314,466,384
                                                                                     ===========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE NEW YORK TAX FREE MONEY MARKET FUND
Portfolio of Investments
November 30, 1995

  CREDIT                                                            PRINCIPAL       VALUE
 RATINGS*                                                            AMOUNT       (NOTE 2A)
-----------                                                        -----------   ------------
             VARIABLE RATE DEMAND NOTES*** -- 52.9%
A1+/VMIG1    Babylon GO Series 1994B (AMBAC/SPA-Bank of
               Nova Scotia) 3.45%, 12/6/95.......................  $ 2,500,000   $  2,500,000
A1+/VMIG1    Indian Trace Community Development District Florida
               Basin 1 Water Management Series A UPDATES
               (MBIA/SPA-Swiss Bank Corp.) 3.60%, 12/6/95........    3,800,000      3,800,000
A1+/NR       Nassau County IDA, CFR Cold Spring Harbor Laboratory
               Project Series 1989 (Morgan Guaranty Trust Co.)
               3.80%, 12/1/95....................................    5,000,000      5,000,000
A1/NR        New York City Housing Development Corp. Mortgage
               Revenue Multifamily Columbus Gardens Project
               Series A 3.50%, 12/6/95...........................      200,000        200,000
             New York City IDA:
A1+/NR         CFR Calhoun School Inc. Project (Barclays Bank
                  PLC) 3.50%, 12/7/95............................    1,800,000      1,800,000
A1+/NR         CFR Childrens Oncology Society (Barclays Bank PLC)
                  3.45%, 12/6/95.................................    1,900,000      1,900,000
A1+/NR         CFR National Audubon Society RB Series 1989 (Swiss
                  Bank Corp.) 3.70%, 12/1/95.....................    2,000,000      2,000,000
A2/VMIG1       IDR Field Hotel Association JFK Project (Banque
                  Indosuez) 3.60%, 12/6/95.......................    9,700,000      9,700,000
NR/P1          IDR La Guardia Association Project (Banque
                  Indosuez) 3.60%, 12/6/95.......................   11,000,000     11,000,000
             New York City Municipal Water Finance Authority
               Water & Sewer System Revenue RB (FGIC):
A1+/VMIG1         Fiscal 1994 Series 1993C 3.80%, 12/1/95........      280,000        280,000
A1+/VMIG1         Series 1995A 4.00%, 12/1/95....................      500,000        500,000
             New York City Trust Cultural Resources Revenue:
NR/VMIG1       American Museum of Natural History Series 1993A
                  (MBIA/SPA-Credit Suisse) 3.45%, 12/6/95........    3,550,000      3,550,000
A1+/VMIG1      Solomon R. Guggenheim Series 1990B (Swiss Bank
                  Corp.) 3.70%, 12/1/95..........................    2,000,000      2,000,000
             New York City UTGO:
A1+/VMIG1      Fiscal 1993 Subseries B (FGIC) 4.00%, 12/1/95.....   11,000,000     11,000,000
A1+/VMIG1      Fiscal 1994 Subseries B-4 (Union Bank of
                  Switzerland) 4.00%, 12/1/95....................    2,400,000      2,400,000
               Fiscal 1995:
A1+/VMIG1         Subseries B-3 (MBIA) 3.80%, 12/1/95............    1,150,000      1,150,000

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE NEW YORK TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

  CREDIT                                                            PRINCIPAL       VALUE
 RATINGS*                                                            AMOUNT       (NOTE 2A)
-----------                                                        -----------   ------------
             VARIABLE RATE DEMAND NOTES*** -- (CONTINUED)
             New York City UTGO Fiscal 1995: -- (continued)
A1+/VMIG1      Subseries B-4 (MBIA) 3.80%, 12/1/95...............  $ 3,600,000   $  3,600,000
A1+/VMIG1      Subseries B-7 (AMBAC) 3.80%, 12/1/95..............      300,000        300,000
A1+/VMIG1    New York State Dormitory Authority Revenues RB
               Cornell University Series 1990B (Liq. Morgan
               Guaranty Trust) 3.70%, 12/1/95....................      700,000        700,000
             New York State ERDA, PCR:
               Central Hudson Gas and Electric:
NR/P1             Series 1985B (Deutsche Bank A.G.) 3.45%,
                    12/7/95......................................    3,500,000      3,500,000
NR/P1             Series 1987B (Union Bank of Switzerland) 3.60%,
                    12/7/95......................................    1,800,000      1,800,000
A1+/VMIG1      Electric and Gas Series 1994D (Union Bank of
                  Switzerland) 3.70%, 12/1/95....................      900,000        900,000
A1+/VMIG1    New York State HFA Normandie Court 1 Project Series
               1991A (Societe Generale) 3.45%, 12/6/95...........   12,800,000     12,800,000
A1+/VMIG1    New York State Local Assistance Corp. Series A
               (Credit Suisse, Swiss Bank Corp. and Union Bank of
               Switzerland) 3.50%, 12/6/95.......................    9,700,000      9,700,000
             New York State Local Government Assistance Corp.:
A1+/VMIG1      Series D (Societe Generale) 3.55%, 12/6/95........    1,700,000      1,700,000
A1+/VMIG1      Series E (Canadian Imperial Bank Canada) 3.55%,
                  12/6/95........................................    2,000,000      2,000,000
A1+/VMIG1      Series G (National Westminster Bank PLC) 3.50%,
                  12/6/95........................................    8,600,000      8,600,000
NR/VMIG1     New York State Thruway Authority General Revenue
               (FGIC GO of Authority) 3.65%, 12/1/95.............      200,000        200,000
NR/VMIG1     North Hempstead Solid Waste Management Authority
               Series A (National Westminster Bank PLC) 3.50%,
               12/6/95...........................................    3,500,000      3,500,000
A1+/NR       Seneca County IDA, CFR New York Chiropractic College
               (Barclays Bank PLC) 3.50%, 12/6/95................    9,500,000      9,500,000
NR/P1        St. Lawrence County IDA, PCR Reynolds Metals Co.
               Project Series 1985 (Bank of Nova Scotia) 3.80%,
               12/1/95...........................................    5,250,000      5,250,000
NR/VMIG1     Suffolk County Water Authority BANS (SPA-Bank of
               Nova Scotia) 3.65%, 12/6/95.......................    3,800,000      3,800,000

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE NEW YORK TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

  CREDIT                                                            PRINCIPAL       VALUE
 RATINGS*                                                            AMOUNT       (NOTE 2A)
-----------                                                        -----------   ------------
             VARIABLE RATE DEMAND NOTES*** -- (CONTINUED)
A1+/VMIG1    Syracuse IDA, CFR RB Multi-Modal Syracuse University
               Project (Morgan Guaranty Trust Co.) 3.70%,
               12/1/95...........................................  $ 3,000,000   $  3,000,000
A1+/VMIG1    Triborough Bridge and Tunnel Authority Special
               Obligation RB Series 1994 (FGIC) 3.50%, 12/6/95...    4,000,000      4,000,000
                                                                                 ------------
             TOTAL VARIABLE RATE DEMAND NOTES....................                 133,630,000
                                                                                 ------------
             MUNICIPAL OBLIGATIONS -- 25.6%
NR/NR        Brockport CSD BANS 4.25%, 6/27/96...................    4,000,000      4,010,664
NR/NR        Clarence CSD TANS 4.00%, 6/28/96....................    2,000,000      2,003,243
NR/MIG1      East Meadow UFSD TANS 4.25%, 6/27/96................    2,000,000      2,006,491
NR/NR        Greece CSD Monroe County TANS 4.00%, 6/28/96........    3,000,000      3,003,218
             Town of Hempstead:
               BANS Series A:
NR/NR             5.25%, 3/1/96..................................    3,500,000      3,505,297
NR/NR             5.50%, 3/1/96..................................      500,000        501,053
NR/NR          UFSD TANS 4.50%, 6/28/96..........................    2,000,000      2,007,659
NR/NR        Merrick UFSD TANS 4.25%, 6/27/96....................    1,000,000      1,003,050
NR/NR        Metropolitan Transportation Authority Series F
               8.375%, 7/1/96 (c)................................    4,000,000      4,184,268
             Nassau County:
               BANS:
SP1/MIG1          Series E 4.25%, 3/15/96........................    1,570,000      1,572,831
SP1+/MIG1         Series F 4.50%, 3/15/96........................      500,000        501,089
SP1/MIG1       RANS 4.25%, 6/27/96...............................    2,000,000      2,005,321
             New York City Municipal Assistance Corp. Series 56
               (c):
NR/NR          7.90%, 7/1/96.....................................    1,500,000      1,565,156
NR/NR          8.10%, 7/1/96.....................................      500,000        522,500
NR/NR        New York City Municipal Water Finance Authority
               Water & Sewer System Revenue Series A 7.00%,
               6/15/96 (c).......................................    1,500,000      1,555,079
NR/NR        New York State Dormitory Authority Revenues
               Refunding Insured New York University Series B
               (MBIA) 3.65%, 7/1/96..............................      530,000        529,829
             New York State ERDA, PCR:
               New York State Electric and Gas Corp. RB:
A1+/NR            (Morgan Guaranty Trust Co.) 4.65%, 3/15/96
                    (a)..........................................    1,500,000      1,500,000

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE NEW YORK TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

  CREDIT                                                            PRINCIPAL       VALUE
 RATINGS*                                                            AMOUNT       (NOTE 2A)
-----------                                                        -----------   ------------
             MUNICIPAL OBLIGATIONS -- (CONTINUED)
             New York State ERDA, PCR; New York State Electric
               and Gas Corp. RB: -- (continued)
A1+/NR            Series D (Union Bank of Switzerland) 4.60%,
                    12/1/95 (a)..................................  $ 1,000,000   $  1,000,000
A1+/NR            Series D (Union Bank of Switzerland) 3.65%,
                    12/1/96 (a)++................................    1,000,000      1,000,000
NR/VMIG1       LILCO Project Series B (Deutsche Bank A.G.) 4.70%,
                  3/1/96 (a).....................................    2,500,000      2,500,000
             New York State HFA U.S. Government Securities
               Collateral:
NR/NR             Special Obligation Health Facilities New York
                    City Series A Escrowed to Maturity 6.55%,
                    5/1/96.......................................      500,000        505,671
                  State University Construction Series A:
NR/NR               Escrowed to Maturity 7.00%, 5/1/96...........      200,000        202,328
NR/NR               8.00%, 5/1/96 (c)............................      200,000        207,312
             New York State PAR and General Purposes RB:
A1/VMIG1       (GO of New York State Power Authority) 3.85%,
                  3/1/96 (a).....................................    4,000,000      4,000,000
               Series T (c):
NR/NR             7.375%, 1/1/96.................................      400,000        409,007
NR/NR             7.400%, 1/1/96.................................      325,000        332,390
             New York State Urban Development Corporation Revenue
               Correctional Facility Series A (c):
NR/NR             7.00%, 1/1/96..................................    1,400,000      1,431,488
NR/NR             9.20%, 1/1/96..................................      250,000        255,980
NR/NR        Oyster Bay BANS 4.00%, 7/12/96......................    4,000,000      4,008,224
NR/NR        Port Washington UFSD TANS 4.25%, 6/27/96............    2,000,000      2,006,039
NR/NR        Scarsdale UFSD TANS 4.00%, 6/27/96..................    3,000,000      3,006,484
NR/NR        Southampton County of Suffolk UFSD TANS 4.50%,
               6/28/96...........................................    4,350,000      4,365,357
NR/MIG1      South Huntington UFSD TANS 4.25%, 6/28/96...........    2,000,000      2,006,515
NR/MIG1      Three Village CSD TANS 4.50%, 6/28/96...............    1,600,000      1,607,049
NR/NR        Triborough Bridge and Tunnel Authority Revenue
               General Purpose Series 1 7.625%, 1/1/96 (c).......    2,500,000      2,557,724

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE NEW YORK TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

  CREDIT                                                            PRINCIPAL       VALUE
 RATINGS*                                                            AMOUNT       (NOTE 2A)
-----------                                                        -----------   ------------
             MUNICIPAL OBLIGATIONS -- (CONTINUED)
NR/NR        United Nations Development Corp. Revenue Phase 2 & 3
               Senior Lien 7.875%, 7/1/96 (c)....................  $ 1,300,000   $  1,356,155
                                                                                 ------------
             TOTAL MUNICIPAL OBLIGATIONS.........................                  64,734,471
                                                                                 ------------
             TAX EXEMPT COMMERCIAL PAPER -- 21.1%
             New York City Municipal Water Finance Authority
               (Credit Suisse):
A1+/P1            3.80%, 12/4/95.................................    2,800,000      2,800,000
A1+/P1            3.35%, 12/7/95.................................    2,100,000      2,100,000
A1+/P1            3.95%, 12/7/95.................................    1,000,000      1,000,000
A1+/P1            3.50%, 12/20/95................................    1,000,000      1,000,000
A1+/P1            3.70%, 1/23/96.................................    1,000,000      1,000,000
A1+/P1            3.75%, 1/24/96.................................    3,000,000      3,000,000
A1+/P1            3.75%, 1/26/96.................................    1,600,000      1,600,000
A1+/P1            3.70%, 1/29/96.................................    2,000,000      2,000,000
A1+/P1            3.70%, 1/30/96.................................    2,000,000      2,000,000
             New York City UTGO Fiscal 1994 Series 1994H:
               Subseries H-3 (FSA/SPA-Banque Paribas):
A1/VMIG1          3.90%, 12/4/95.................................    2,000,000      2,000,000
A1/VMIG1          3.75%, 12/7/95.................................    2,000,000      2,000,000
A1/VMIG1          3.70%, 1/17/96.................................    2,200,000      2,200,000
A1/VMIG1          3.75%, 1/25/96.................................    2,000,000      2,000,000
A1/VMIG1          3.70%, 2/28/96.................................    3,100,000      3,100,000
               Subseries H-4 (AMBAC/SPA-Kredietbank, N.V.):
A1/VMIG1          3.70%, 1/26/96.................................    2,800,000      2,800,000
A1/VMIG1          3.75%, 3/7/96..................................    2,500,000      2,500,000
A1+/P1       New York State EFC, Solid Waste Disposal RFB General
               Electric Capital Corp. Project Series 1987A
               (General Electric Capital Corp.) 3.75%, 1/10/96...    2,500,000      2,500,000
             New York State GO BANS:
               Series Q:
A1/P1             3.80%, 1/16/96.................................    2,000,000      2,000,000
A1/P1             3.70%, 1/18/96.................................    2,200,000      2,200,000
A1/P1             3.70%, 1/22/96.................................    2,000,000      2,000,000
A1/P1             3.75%, 2/7/96..................................    2,350,000      2,350,000

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
THE NEW YORK TAX FREE MONEY MARKET FUND
Portfolio of Investments (continued)
November 30, 1995

  CREDIT                                                            PRINCIPAL       VALUE
 RATINGS*                                                            AMOUNT       (NOTE 2A)
-----------                                                        -----------   ------------
             TAX EXEMPT COMMERCIAL PAPER -- (CONTINUED)
             New York State GO BANS:-- (continued)
               Series R:
A1/P1             3.625%, 1/11/96................................  $ 2,000,000   $  2,000,000
A1/P1             3.75%, 1/16/96.................................    2,000,000      2,000,000
A1/P1             3.70%, 2/7/96..................................    2,000,000      2,000,000
A1/P1             3.70%, 2/8/96..................................    3,100,000      3,100,000
                                                                                 ------------
             TOTAL TAX EXEMPT COMMERCIAL PAPER...................                  53,250,000
                                                                                 ------------
             TOTAL INVESTMENTS -- 99.6% (COST $251,614,471)+.....                 251,614,471
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%.......                   1,006,630
                                                                                 ------------
             NET ASSETS -- 100.0%................................                $252,621,101
                                                                                  ===========

See Footnotes to Portfolios and accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Footnotes to Portfolios (unaudited)

  * Credit Ratings given by Standard and Poor's Ratings Group and Moody's Investors Service, Inc.

 Standard & Poor's       Moody's
--------------------   -----------
 Long-Term Ratings:
        AAA                Aaa        Instrument judged to be of the best quality and
                                      carrying the smallest amount of credit risk.
Short-Term Ratings:
         A1                P1         Instrument judged to be of the highest quality.
        SP1            MIG1/VMIG1     Instrument judged to be of the best quality
                                      with strong protection.
         NR                NR         Not Rated. In the opinion of the Investment
                                      Advisers, instrument judged to be of comparable
                                      investment quality to rated securities which
                                      may be purchased by the Funds.

     Items which possess the strongest investment attributes of their category are given that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's applies numerical modifiers to designate relative standing within the generic rating categories.

     U.S. Government Issues have assumed ratings of AAA/Aaa.

 **  Tax Exempt Commercial Paper.

*** Variable Rate Demand Notes or Obligations. Maturity date shown is the later of next exercise date of the demand feature (redemption at par by the issuers) or the next interest reset date; rate shown is rate in effect at November 30, 1995. Yield to maturity on date of purchase shown is yield in effect at November 30, 1995.

+ The cost of securities for Federal income tax purposes is substantially the same.

 ++ Security purchased on a when issued basis. Portfolio securities in The Government Money Market Fund and The New York Tax Free Money Market Fund with a market value of $117,244,458 and $1,023,090, respectively, have been segregated against the portfolio purchase.

(a)  Maturity date shown is the mandatory or optional put date.

(b)  Security may be sold to institutional investors only.

(c)  Pre-refunded and U.S. Government Securities Collateral.

INVESTMENT PERCENTAGES SHOWN ARE CALCULATED AS A PERCENTAGE OF NET ASSETS.

INSTITUTIONS SHOWN IN PARENTHESIS HAVE ENTERED INTO CREDIT SUPPORT AGREEMENTS WITH THE ISSUERS.

THE HANOVER FUNDS, INC.
Footnotes to Portfolios (unaudited) (continued)

ABBREVIATIONS USED IN THE PORTFOLIOS:
AMBAC        American Municipal Bond Assurance Corporation
ARTS         Adjustable Rate Tender Security
BANS         Bond Anticipation Notes
CFR          Civil Facilities Revenue
CSD          Central School District
EDR          Economic Development Revenue
EFAR         Education Facilities Authority Revenue
EFC          Environmental Facilities Corporation
ERDA         Energy Research and Development Authority
FGIC         Financial Guaranty Insurance Corporation
FNMA         Federal National Mortgage Association
FSA          Financial Security Assurance
HFA          Housing Finance Agency
HFAR         Health Facilities Authority Revenue
HFDC         Health Facilities Development Corporation
GO           General Obligation
IDA          Industrial Development Authority
IDB          Industrial Development Board
IDC          Industrial Development Corporation
IDR          Industrial Development Revenue
ISD          Independent School District
MBIA         Municipal Bond Insurance Association
NRUCFC       National Rural Utilities Cooperative Finance Corp.
PAR          Power Authority Revenue
PCR          Pollution Control Revenue
RANS         Revenue Anticipation Notes
RB           Revenue Bonds
RFB          Refunding Bonds
SLMA         Student Loan Marketing Association
SPA          Standby Purchase Agreement
TANS         Tax Anticipation Notes
TRANS        Tax and Revenue Anticipation Notes
UFSD         Union Free School District
UPDATES      Unit Priced Demand Adjustable Tax-Exempt Security
UTGO         Unlimited Tax General Obligation

THE HANOVER FUNDS, INC.
Statement of Assets and Liabilities
November 30, 1995

                                                     THE 100%
                                                  U.S. TREASURY       THE U.S.           THE
                                                    SECURITIES        TREASURY        GOVERNMENT
                                                   MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                       FUND             FUND             FUND
                                                  --------------   --------------   --------------
ASSETS:
  Investments in securities, at value (cost
     $1,337,369,032, $1,154,498,284, and
     $1,464,062,168, respectively) (Note 2A)....  $1,337,369,032   $1,154,498,284   $1,464,062,168
  Repurchase agreements, at value (cost $0,
     $500,000,000, and $200,000,000,
     respectively) (Note 8).....................              --      500,000,000      200,000,000
  Cash..........................................          91,949       11,072,335               --
  Receivable for securities sold................              --               --       25,000,000
  Interest receivable...........................       1,895,605        1,910,808        5,894,185
  Deferred organizational costs (Note 2E).......           1,762           10,853               --
  Other assets..................................          20,536           22,635           27,610
                                                  --------------   --------------   --------------
     Total assets...............................   1,339,378,884    1,667,514,915    1,694,983,963
                                                  --------------   --------------   --------------
LIABILITIES:
  Payable for securities purchased..............              --               --      139,922,056
  Dividend payable (Note 2C)....................       1,218,124        2,675,555        2,271,183
  Shareholder servicing fee payable (Note 6)....         374,997          487,887          429,836
  Investment advisory fee payable (Note 4)......         128,570          167,276          147,372
  Administrative services fee payable (Note
     5).........................................          45,349           59,001           51,980
  Co-Administrative services fee payable (Note
     5).........................................          32,143           41,819           36,843
  Custodian fee payable (Note 7)................              --           48,046               --
  Cash overdraft due to custodian...............              --               --            7,259
  Transfer agent fee payable (Note 7)...........              --            7,125               --
  Fund accounting fee payable (Note 5)..........           2,083            2,083            2,083
  Other accrued liabilities.....................          28,797          197,171          116,912
                                                  --------------   --------------   --------------
     Total liabilities..........................       1,830,063        3,685,963      142,985,524
                                                  --------------   --------------   --------------
NET ASSETS:
  Shares of capital stock outstanding (par value
     of $.001 per share); ten billion shares
     authorized.................................       1,337,563        1,663,829        1,551,998
  Additional paid-in capital....................   1,336,225,405    1,662,165,123    1,550,446,441
  Accumulated undistributed net realized loss on
     investment transactions....................         (14,147)              --               --
                                                  --------------   --------------   --------------
Net assets applicable to outstanding shares.....  $1,337,548,821   $1,663,828,952   $1,551,998,439
                                                   =============    =============    =============
Shares of capital stock outstanding.............   1,337,562,968    1,663,828,952    1,551,998,439
                                                   =============    =============    =============
Net asset value per share outstanding...........      $1.00            $1.00            $1.00
                                                      =====            =====            =====

See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Statement of Assets and Liabilities (continued)
November 30, 1995

                                                                                         THE
                                                                                       NEW YORK
                                                      THE CASH       THE TAX FREE      TAX FREE
                                                     MANAGEMENT      MONEY MARKET    MONEY MARKET
                                                        FUND             FUND            FUND
                                                   --------------    ------------    ------------
ASSETS:
  Investments in securities, at value (cost
     $1,513,921,449, $310,553,518, and
     $251,614,471, respectively) (Note 2A)......   $1,513,921,449    $310,553,518    $251,614,471
  Repurchase agreements, at value (cost
     $114,000,000, $0, and $0, respectively)
     (Note 8)...................................      114,000,000              --              --
  Cash..........................................       10,537,302       2,423,238         815,426
  Receivable for securities sold................       20,257,330              --              --
  Interest receivable...........................        5,779,898       2,204,741       1,869,552
  Other assets..................................           21,788           3,725           3,309
                                                   --------------    ------------    ------------
     Total assets...............................    1,664,517,767     315,185,222     254,302,758
                                                   --------------    ------------    ------------
LIABILITIES:
  Payable for securities purchased..............       27,130,907              --       1,208,823
  Dividend payable (Note 2C)....................        2,089,945         486,275         305,769
  Shareholder servicing fee payable (Note 6)....          396,417          91,737          74,300
  Investment advisory fee payable (Note 4)......          135,914          31,453          25,474
  Administrative services fee payable (Note
     5).........................................           47,939          11,094           8,985
  Co-Administrative services fee payable (Note
     5).........................................           33,978           7,863           6,369
  Custodian fee payable (Note 7)................           25,613          30,588          12,322
  Transfer agent fee payable (Note 7)...........            8,846           8,151           3,627
  Fund accounting fee payable (Note 5)..........            2,083           2,300           2,139
  Other accrued liabilities.....................          153,033          49,377          33,849
                                                   --------------    ------------    ------------
     Total liabilities..........................       30,024,675         718,838       1,681,657
                                                   --------------    ------------    ------------
NET ASSETS:
  Shares of capital stock outstanding (par value
     of $.001 per share); ten billion shares
     authorized.................................        1,634,493         314,512         252,669
  Additional paid-in capital....................    1,632,858,599     314,197,593     252,416,056
  Accumulated undistributed net realized loss on
     investment transactions....................               --         (45,721)        (47,624)
                                                   --------------    ------------    ------------
  Net assets applicable to outstanding shares...   $1,634,493,092    $314,466,384    $252,621,101
                                                    =============     ===========     ===========
  Shares of capital stock outstanding...........    1,634,493,092     314,512,105     252,668,725
                                                    =============     ===========     ===========
  Net asset value per share outstanding.........       $1.00            $1.00           $1.00
                                                       =====            =====           =====

See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Statement of Operations
For the Year Ended November 30, 1995

                                         THE 100%
                                           U.S.                        THE                                       THE
                                         TREASURY      THE U.S.    GOVERNMENT                                 NEW YORK
                                        SECURITIES     TREASURY       MONEY       THE CASH    THE TAX FREE    TAX FREE
                                       MONEY MARKET  MONEY MARKET    MARKET      MANAGEMENT   MONEY MARKET  MONEY MARKET
                                           FUND          FUND         FUND          FUND          FUND          FUND
                                       ------------  ------------  -----------  ------------  ------------  -------------
NET INVESTMENT INCOME:
INTEREST INCOME......................  $59,142,062   $84,441,346   $85,684,159  $68,443,684   $13,229,723    $ 8,106,519
                                       ------------  ------------  -----------  ------------  ------------  -------------
EXPENSES:
  Shareholder servicing (Note 6).....    3,711,688     5,160,464    5,044,785     4,040,014     1,183,863        755,492
  Investment advisory (Note 4).......    1,590,723     2,211,627    2,162,051     1,731,434       507,370        323,782
  Administrative services (Note 5)...      452,063       628,663      614,702       492,115       144,310         92,011
  Co-Administrative services (Note
    5)...............................      318,145       442,325      432,410       346,287       101,474         64,756
  Registration.......................      176,597       185,710      231,636       176,953        62,538         31,580
  Custodian (Note 7).................       81,398       277,195      246,782       102,656        60,645         41,689
  Transfer agent (Note 7)............       51,432        70,623       70,607        70,975        26,475         28,220
  Legal..............................       30,900        62,103       46,099        36,048        59,253          6,850
  Fund accounting (Note 5)...........       25,507        25,128       25,451        26,942        29,027         27,086
  Insurance..........................       17,812        24,849       19,622        14,710         9,808          4,059
  Directors..........................       14,404        20,533       19,685        15,680         5,270          2,993
  Reports to shareholders............       13,609        19,250       18,799        15,160         6,070          3,110
  Audit..............................       11,216        15,840       17,852        12,907         3,174          2,774
  Amortization of organization
    expenses (Note 2E)...............        7,618        19,768           --         4,345        10,090             --
  Miscellaneous......................       15,991        71,297       28,614        23,160         8,938          4,849
                                       ------------  ------------  -----------  ------------  ------------  -------------
    Total expenses before waivers....    6,519,103     9,235,375    8,979,095     7,109,386     2,218,305      1,389,251
    Expenses waived by Investment
      advisers, Co-Administrator &
      Custodian (Notes 4, 5 & 7).....     (342,061)     (634,684)    (480,816)     (375,631)     (132,259)       (85,251)
                                       ------------  ------------  -----------  ------------  ------------  -------------
  Net expenses.......................    6,177,042     8,600,691    8,498,279     6,733,755     2,086,046      1,304,000
                                       ------------  ------------  -----------  ------------  ------------  -------------
NET INVESTMENT INCOME................   52,965,020    75,840,655   77,185,880    61,709,929    11,143,677      6,802,519
                                       ------------  ------------  -----------  ------------  ------------  -------------
NET REALIZED GAIN (LOSS) ON
  INVESTMENTS........................      286,897       106,094        8,875        51,803       (65,920)          (915)
                                       ------------  ------------  -----------  ------------  ------------  -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................  $53,251,917   $75,946,749   $77,194,755  $61,761,732   $11,077,757    $ 6,801,604
                                       ===========   ===========   ===========  ===========   ===========    ===========

See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Statement of Changes in Net Assets

                      THE 100% U.S. TREASURY SECURITIES            THE U.S. TREASURY                      THE GOVERNMENT
                              MONEY MARKET FUND                    MONEY MARKET FUND                    MONEY MARKET FUND
                      ---------------------------------   -----------------------------------   ----------------------------------
                           YEAR ENDED NOVEMBER 30,              YEAR ENDED NOVEMBER 30,              YEAR ENDED NOVEMBER 30,
                      ---------------------------------   -----------------------------------   ----------------------------------
                           1995              1994               1995               1994               1995              1994
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
INCREASE IN NET
 ASSETS:
Operations:
  Net investment
    income..........  $    52,965,020   $    24,200,846   $     75,840,655   $     36,769,435   $     77,185,880   $    29,545,724
  Net realized gain
    on invest-
    ments...........          286,897            40,715            106,094             24,119              8,875            34,426
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
Net increase in net
  assets resulting
  from operations...       53,251,917        24,241,561         75,946,749         36,793,554         77,194,755        29,580,150
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
Distributions to
  shareholders:
  Net investment
    income..........      (52,965,020)      (24,200,846)       (75,840,655)       (36,769,435)       (77,185,880)      (29,545,724)
  Net realized gain
    (loss) on
    investments.....         (287,803)          (53,956)           (90,389)           (39,824)                64           (63,266)
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
                          (53,252,823)      (24,254,802)       (75,931,044)       (36,809,259)       (77,185,816)      (29,608,990)
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
Capital share
  transactions (at
  $1.00 per share):
    Proceeds from
      sales of
      shares........    8,315,731,409     6,313,225,632     13,719,687,712     11,697,651,225     16,830,561,076     8,540,855,568
    Net asset value
      of shares
      issued in
      reinvestment
      of distri-
      butions.......       38,827,021        17,702,352         44,475,592         22,994,479         44,844,948        12,795,260
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
                        8,354,558,430     6,330,927,984     13,764,163,304     11,720,645,704     16,875,406,024     8,553,650,828
    Cost of shares
      redeemed......   (8,041,133,881)   (6,180,420,868)   (13,321,482,895)   (11,428,612,498)   (16,465,315,771)   (7,957,986,557)
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
Net increase in net
  assets derived
  from capital share
  transactions......      313,424,549       150,507,116        442,680,409        292,033,206        410,090,253       595,664,271
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
NET INCREASE IN NET
  ASSETS............      313,423,643       150,493,875        442,696,114        292,017,501        410,099,192       595,635,431
NET ASSETS:
  Beginning of
    period..........    1,024,125,178       873,631,303      1,221,132,838        929,115,337      1,141,899,247       546,263,816
                      ---------------   ---------------   ----------------   ----------------   ----------------   ---------------
  End of period.....  $ 1,337,548,821   $ 1,024,125,178   $  1,663,828,952   $  1,221,132,838   $  1,551,998,439   $ 1,141,899,247
                       ==============    ==============    ===============    ===============    ===============    ==============

See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Statement of Changes in Net Assets (continued)

                                     THE CASH                            THE TAX FREE                   THE NEW YORK TAX FREE
                                 MANAGEMENT FUND                      MONEY MARKET FUND                   MONEY MARKET FUND
                        ----------------------------------    ----------------------------------    ------------------------------
                             YEAR ENDED NOVEMBER 30,               YEAR ENDED NOVEMBER 30,             YEAR ENDED NOVEMBER 30,
                        ----------------------------------    ----------------------------------    ------------------------------
                             1995               1994               1995               1994              1995             1994
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
  Net investment
    income............  $    61,709,929    $    27,662,057    $    11,143,677    $     8,285,351    $   6,802,519    $   3,436,386
  Net realized gain
    (loss) on
    investments.......           51,803             26,136            (65,920)          (272,226)            (915)          (3,816)
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
Net increase in net
  assets resulting
  from operations.....       61,761,732         27,688,193         11,077,757          8,013,125        6,801,604        3,432,570
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
Distributions to
  shareholders:
  Net investment
    income............      (61,709,929)       (27,662,057)       (10,945,829)        (8,190,774)      (6,802,519)      (3,436,315)
  Net realized gain on
    investments.......          (51,803)           (26,136)                --                 --               --               --
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
                            (61,761,732)       (27,688,193)       (10,945,829)        (8,190,774)      (6,802,519)      (3,436,315)
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
Capital share
  transactions (at
  $1.00 per share):
    Proceeds from
      sales of
      shares..........   10,290,191,626      7,914,911,934      1,492,967,257      1,950,480,104      650,155,917      561,794,942
    Net asset value of
      shares issued in
      reinvestment of
      distributions...       36,322,846         14,408,576          4,501,517          3,447,870        3,539,264        1,645,715
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
                         10,326,514,472      7,929,320,510      1,497,468,774      1,953,927,974      653,695,181      563,440,657
    Cost of shares
      redeemed........   (9,682,066,076)    (7,800,301,282)    (1,542,176,447)    (1,829,904,382)    (583,079,840)    (545,068,230)
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
Net increase
  (decrease) in net
  assets derived from
  capital share
  transactions........      644,448,396        129,019,228        (44,707,673)       124,023,592       70,615,341       18,372,427
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
NET INCREASE
  (DECREASE) IN NET
  ASSETS..............      644,448,396        129,019,228        (44,575,745)       123,845,943       70,614,426       18,368,682
NET ASSETS:
  Beginning of
    period............      990,044,696        861,025,468        359,042,129        235,196,186      182,006,675      163,637,993
                        ---------------    ---------------    ---------------    ---------------    -------------    -------------
  End of period.......  $ 1,634,493,092    $   990,044,696    $   314,466,384    $   359,042,129    $ 252,621,101    $ 182,006,675
                         ==============     ==============     ==============     ==============     ============     ============

See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Notes to Financial Statements
November 30, 1995

1.  DESCRIPTION

     The Hanover Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was established as a Maryland corporation on October 5, 1988. The Articles of Incorporation of the Company authorize ten billion shares, having a par value of $.001 per share. The Company has six separate investment portfolios: The 100% U.S. Treasury Securities Money Market Fund ("The 100% U.S. Treasury Securities Fund"), The U.S. Treasury Money Market Fund ("The U.S. Treasury Fund"), The Government Money Market Fund ("The Government Fund"), The Cash Management Fund, The Tax Free Money Market Fund ("The Tax Free Fund") and The New York Tax Free Money Market Fund ("The New York Tax Free Fund"), (each, a "Fund," collectively, the "Funds").

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     A) SECURITY VALUATION: Pursuant to Rule 2a-7 of The Investment Company Act of 1940, investment securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to avoid dilution of net asset value per share. The Funds seek to maintain a stable net asset value of $1.00 per share.

     B) INVESTMENT TRANSACTIONS AND INCOME: Investment transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method to calculate gain and loss on sales for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned.

     C) DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly, generally on the first business day of each month. Net investment income for dividend purposes consists of (i) interest accrued and discount earned on the Fund's assets (including both original issue and market discount), less (ii) amortization of market premium on such assets, and the accrued expenses of the Fund. Any net realized capital gains less available capital loss carryover are distributed at least annually.

     D) FEDERAL INCOME TAXES: Each Fund is a separate taxable entity for Federal income tax purposes, and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes all of its "investment company taxable income", as defined in the Code, and net capital gains, if any, to its shareholders. Each Fund also intends to meet the distribution requirements to avoid the payment of an excise tax. Accordingly, no provision for Federal income taxes is required.

     E) ORGANIZATIONAL COSTS: Costs incurred by the Company in connection with its organization and initial registration and public offering of shares are being amortized on a straight-line basis for a five-year period beginning with the operations of each Fund. In the event that any of the

THE HANOVER FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

        initial shares of the Funds owned by Furman Selz Incorporated ("Furman Selz"), the Company's Administrator, are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

     F) EXPENSES: Expenses directly attributable to a Fund are charged to that Fund, other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund, or on another reasonable basis.

3.  CONCENTRATION OF CREDIT RISK

     Because The New York Tax Free Fund will invest primarily in obligations issued by the State of New York and its cities, municipalities and other public authorities, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal bond fund that is not so concentrated. New York State and New York City have recently encountered financial difficulties. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by The New York Tax Free Fund and its ability to preserve capital and liquidity could be adversely affected. (See the Statement of Additional Information for more information.)

4.  INVESTMENT ADVISERS

     The Portfolio Group, Inc. ("TPG") provides investment advisory services to The 100% U.S. Treasury Securities Fund, The U.S. Treasury Fund, The Government Fund and The New York Tax Free Fund; Texas Commerce Bank, National Association ("TCB") provides investment advisory services to The Cash Management Fund and The Tax Free Fund, in each case pursuant to an Advisory Agreement with the Company (together, the "Advisory Agreements").

     TPG was organized in March 1983 and is a wholly-owned subsidiary of Chemical Banking Corporation, a bank holding company ("Chemical"). TPG provides a wide range of asset management services to individuals, institutions and retirement benefit plans. TCB has been in the investment counselling business since 1987 and is a wholly-owned subsidiary of Texas Commerce Bancshares, Inc., which is a wholly-owned subsidiary of Chemical. TCB renders investment advice to a wide variety of corporations, pension plans, foundations, trusts and individuals.

     Under the Advisory Agreements, TPG and TCB act as Investment Advisers and, subject to the supervision and direction of the Company's Board of Directors, direct the investments of the Funds in accordance with their investment objectives and policies, make investment decisions and place orders to purchase and sell securities for the Funds. As compensation for their investment advisory services, TPG and TCB are each entitled to receive from the respective Funds they advise a monthly fee at an annual rate of 0.15% of average daily net assets of such Funds.

THE HANOVER FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

     For the year ended November 30, 1995, TPG and TCB (including Texas Commerce Investment Management Company, an affiliate of TCB which acted as investment adviser to The Cash Management Fund and The Tax Free Fund prior to September 1,
1995) were entitled to and voluntarily waived the investment advisory fees as indicated below:

                                                        TPG                   TCB
                                                --------------------  --------------------
                                                 ENTITLED    WAIVED    ENTITLED    WAIVED
                                                ----------  --------  ----------  --------
        The 100% U.S. Treasury Securities
          Fund................................. $1,590,723  $318,145          --        --
        The U.S. Treasury Fund.................  2,211,627   442,325          --        --
        The Government Fund....................  2,162,051   432,410          --        --
        The Cash Management Fund...............         --        --  $1,731,434  $346,287
        The Tax Free Fund......................         --        --     507,370   101,474
        The New York Tax Free Fund.............    323,782    64,756          --        --

5.  ADMINISTRATORS

     Furman Selz serves as the Company's Administrator. Furman Selz provides management and administrative services for the operation of the Funds, furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Company's officers affiliated with Furman Selz.

     As compensation for its administrative services, Furman Selz receives a monthly fee, based upon the aggregate average daily net assets of the Funds, at an annual rate of 0.06% of the first $500 million of the average daily net assets, 0.05% of the next $500 million of the average daily net assets, 0.04% of the average daily net assets in excess of $1 billion. Furman Selz also provides fund accounting services for the Funds and receives a monthly fee of $2,083 from each Fund for those services. Furman Selz commenced providing fund accounting services for the Funds on May 1, 1995.

     Chemical Bank, a wholly-owned subsidiary of Chemical, serves as the Company's Co-Administrator and generally assists the Company in all aspects of its administration and operation. As compensation for its administrative services, Chemical Bank receives from each Fund a monthly fee at an annual rate of 0.03% of the average daily net assets of that Fund. In addition, Chemical Bank provided fund accounting services for the Funds from December 1, 1994 to April 30, 1995 and received a monthly fee of $2,083 from each Fund during that period.

     For the year ended November 30, 1995, Furman Selz and Chemical Bank were entitled to and voluntarily waived the administrative services and fund accounting fees as indicated below:

                                                       FURMAN SELZ       CHEMICAL BANK
                                                    ------------------  ----------------
                                                    ENTITLED   WAIVED   ENTITLED  WAIVED
                                                    --------  --------  --------  ------
        The 100% U.S. Treasury Securities Fund..... $466,646     --     $328,561  $4,243
        The U.S. Treasury Fund.....................  643,246     --      452,742   8,333
        The Government Fund........................  629,285     --      442,827   4,167
        The Cash Management Fund...................  506,699     --      356,704   2,083
        The Tax Free Fund..........................  158,893     --      111,891   7,248
        The New York Tax Free Fund.................  106,595     --       75,173   2,083

THE HANOVER FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

     Certain of the states in which the shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. If, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to that Fund imposed by the securities regulations of any state, TPG, TCB, Furman Selz and Chemical Bank will reimburse the Funds for expenses to meet these limitations. In the most restrictive state, aggregate annual expenses shall not normally exceed two and one-half percent (2 1/2%) of the first $30 million of the average net assets, two percent (2%) of the next $70 million of the average net assets and one and one-half percent (1 1/2%) of the remaining average net assets. For the year ended November 30, 1995, there were no reimbursements required as a result of these expense limitations for the Funds.

6.  SHAREHOLDER SERVICING AGENTS

     Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents"). Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include, among other things: (i) aggregating and processing purchase and redemption orders; (ii) placing net purchase and redemption orders with the Company's distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and
(v) providing information periodically to beneficial owners showing their positions in the Fund's shares. Shareholder Servicing Agents may enter into arrangements with, and pay a portion of their fees to, other entities that perform or assist in performing shareholder administrative support services.

     For the services provided, the Company's Shareholder Servicing Plan permits the Company to pay fees to Shareholder Servicing Agents from each Fund at an annual rate of up to 0.35% of the average daily net asset value of shares in the Funds for which such Shareholder Servicing Agents provide services for the benefit of customers. The Company has entered into Shareholder Servicing Agreements with Chemical Bank, certain of its affiliates, Furman Selz and certain other broker-dealers, pursuant to which it pays them a monthly fee from each Fund at an annual rate of 0.35% of the average daily net asset value of the shares in the Funds for which they provide services. The Company may appoint additional Shareholder Servicing Agents in the future.

     Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in the Funds' shares. The Company's Board of Directors has determined that the amount payable by each Fund in respect of "service fees" (as defined under Article III, Section 26 of the Rules of Fair Practice by the National Association of Securities Dealers, Inc.) does not exceed 0.25% of the average annual net assets of that Fund.

THE HANOVER FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

     For the year ended November 30, 1995, Chemical Bank and its affiliates and Furman Selz earned the shareholder servicing fees as indicated below:

                                                              CHEMICAL BANK
                                                                   AND
                                                                   ITS          FURMAN
                                                               AFFILIATES        SELZ
                                                              -------------     -------
        The 100% U.S. Treasury Securities Fund..............   $ 3,684,527      $12,594
        The U.S. Treasury Fund..............................     5,157,842           --
        The Government Fund.................................     5,044,309          241
        The Cash Management Fund............................     4,012,435          403
        The Tax Free Fund...................................     1,159,289           58
        The New York Tax Free Fund..........................       754,984          441

7.  OTHER TRANSACTIONS WITH AFFILIATES

     Shares in each Fund are sold on a continuous basis without a sales load by the Company's Distributor, Hanover Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz.

     Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.10% of its net assets annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the year ended November 30, 1995, none of the Funds paid any amounts in accordance with the Plan.

     Chemical Bank serves as the Company's transfer agent and dividend disbursing agent, and is entitled to a fee of $10 per year for each shareholder account. Furman Selz serves as the Company's sub-transfer agent and provides the services to be performed by Chemical Bank as transfer agent, subject to the general supervision of Chemical Bank, and receives the fee to which Chemical Bank is entitled as transfer agent, and reimbursement for certain expenses.

     For the year ended November 30, 1995, Furman Selz earned the sub-transfer agent fees as indicated below:

        The 100% U.S. Treasury Securities Fund.............................  $29,463
        The U.S. Treasury Fund.............................................   19,393
        The Government Fund................................................   28,489
        The Cash Management Fund...........................................   23,174
        The Tax Free Fund..................................................    6,108
        The New York Tax Free Fund.........................................   12,957

     Chemical Bank serves as the Company's custodian, and receives a monthly fee at an annual rate of 0.015% of the first $300 million of the aggregate average daily net assets of the Company's Funds, 0.010% of the next $300 million of such assets and 0.005% of such assets in excess of $600 million, plus a

THE HANOVER FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

fee of $25 for each transaction involving a security which is not book-entry and $15 for each transaction involving a book-entry security, and reimbursement for out-of-pocket expenses.

     For the year ended November 30, 1995, Chemical Bank was entitled to and voluntarily waived the custodian fees as indicated below:

                                                                 ENTITLED      WAIVED
                                                                 --------     --------
        The 100% U.S. Treasury Securities Fund.................  $ 81,398     $ 19,673
        The U.S. Treasury Fund.................................   277,195      184,025
        The Government Fund....................................   246,782       44,239
        The Cash Management Fund...............................   102,656       27,261
        The Tax Free Fund......................................    60,645       23,537
        The New York Tax Free Fund.............................    41,689       18,412

8.  REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Directors of the Company. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the value of the dollar amount invested by that Fund in each agreement, and that Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

9.  FEDERAL INCOME TAX STATUS

     For the year ended November 30, 1995, The Tax Free Fund and The New York Tax Free Fund had net capital loss carryforwards of $338,145 and $82,846, respectively. These losses, which may be used to offset future realized gains, will expire in varying degrees and at varying times up through the year ending November 30, 2003.

10.  BANK MERGER

     In August 1995 Chemical Banking Corporation ("Chemical") and The Chase Manhattan Corporation ("Chase") announced that they had entered into a merger agreement. Following the merger of these two Bank holding companies, The Chase Manhattan Bank, N.A. will be merged with and into Chemical Bank, at which time Chemical Bank will assume the Chase Manhattan name.

     In anticipation of the consummation of the foregoing mergers, the Board of Directors of The Hanover Funds, Inc. (the "Company"), which is affiliated with Chemical, and the Board of Trustees of Mutual Fund Trust ("Vista"), a mutual fund company affiliated with Chase, each have approved an Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the Company and

THE HANOVER FUNDS, INC.
Notes to Financial Statements (continued)
November 30, 1995

Vista. The Agreement provides that, subject to certain conditions, including approval of the Agreement by the shareholders of the Company and consummation of the merger of Chemical and Chase, each investment portfolio of the Company will sell all of its assets and liabilities to a corresponding existing or newly-created investment portfolio of Vista having a substantially identical investment objective and similar investment policies, in exchange for the issuance by Vista of shares of the respective acquiring investment portfolio. The value of the shares of a portfolio of Vista issued in connection with the contemplated transaction will equal the value of the net assets of the corresponding portfolio of the Company being sold. Each portfolio of the Company will distribute to its shareholders the shares received from Vista in cancellation of the outstanding shares of the Company, and shareholders of the Company will become shareholders of Vista. The total net asset value of the holdings of the shareholders of the Company immediately before and after the contemplated transaction will be the same. The Agreement provides that, subject to the satisfaction of the conditions contained therein, the transaction will be consummated before July 31, 1996.

THE HANOVER FUNDS, INC.
Financial Highlights
For a share outstanding throughout each period

                                             THE 100% U.S. TREASURY SECURITIES MONEY MARKET FUND
                                       ----------------------------------------------------------------
                                                   YEAR ENDED NOVEMBER 30,                 PERIOD ENDED
                                       ------------------------------------------------    NOVEMBER 30,
                                          1995          1994         1993        1992         1991*
                                       ----------    ----------    --------    --------    ------------
Net Asset Value, Beginning of
  Period.............................  $    1.000    $    1.000    $  1.000    $  1.000      $  1.000
                                       ----------    ----------    --------    --------      ----------
Income from Investment Operations:
  Net investment income..............       0.050         0.033       0.026       0.033         0.021
                                       ----------    ----------    --------    --------      ----------
Less Distributions:
  Dividends from net investment
     income..........................      (0.050)       (0.033)     (0.026)     (0.033)       (0.021)
                                       ----------    ----------    --------    --------      ----------
Net Asset Value, End of Period.......  $    1.000    $    1.000    $  1.000    $  1.000      $  1.000
                                        =========     =========    ========    ========      =========
Total Return.........................        5.15%         3.32%       2.62%       3.33%         2.58%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
     thousands)......................  $1,337,549    $1,024,125    $873,631    $383,688      $141,875
  Ratio of Expenses to Average Net
     Assets++........................        0.58%         0.59%       0.58%       0.55%         0.45%+
  Ratio of Net Investment Income to
     Average Net Assets..............        4.99%         3.26%       2.58%       3.28%         5.02%+

---------------
 * Fund commenced operations on July 1, 1991.
 + Annualized.
++ Ratios of expenses before effect of waivers were 0.61%, 0.62%, 0.61%, 0.67% and 0.74% (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                        THE U.S. TREASURY MONEY MARKET FUND
                                                ----------------------------------------------------
                                                      YEAR ENDED NOVEMBER 30,           PERIOD ENDED
                                                ------------------------------------    NOVEMBER 30,
                                                   1995          1994         1993         1992*
                                                ----------    ----------    --------    ------------
Net Asset Value, Beginning of Period..........  $    1.000    $    1.000    $  1.000     $    1.000
                                                ----------    ----------    --------    ------------
Income from Investment Operations:
  Net investment income.......................       0.052         0.034       0.025          0.004
                                                ----------    ----------    --------    ------------
Less Distributions:
  Dividends from net investment income........      (0.052)       (0.034)     (0.025)        (0.004)
                                                ----------    ----------    --------    ------------
Net Asset Value, End of Period................  $    1.000    $    1.000    $  1.000     $    1.000
                                                 =========     =========    ========    ===========
Total Return..................................        5.28%         3.45%       2.57%          0.43%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)....  $1,663,829    $1,221,133    $929,115     $1,073,194
  Ratio of Expenses to Average Net Assets++...        0.58%         0.59%       0.59%          0.65%+
  Ratio of Net Investment Income to Average
     Net Assets...............................        5.14%         3.46%       2.54%          2.58%+

---------------
 * Fund commenced operations on October 1, 1992.
 + Annualized.
++ Ratios of expenses before effect of waivers were 0.63%, 0.63%, 0.62% and 0.68% (annualized), respectively.

See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                             THE GOVERNMENT MONEY MARKET FUND
                                               ------------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30,
                                               ------------------------------------------------------------
                                                  1995          1994         1993        1992        1991
                                               ----------    ----------    --------    --------    --------
Net Asset Value, Beginning of Period........   $    1.000    $    1.000    $  1.000    $  1.000    $  1.000
                                               ----------    ----------    --------    --------    --------
Income from Investment Operations:
  Net investment income.....................        0.054         0.036       0.027       0.035       0.057
                                               ----------    ----------    --------    --------    --------
Less Distributions:
  Dividends from net investment income......       (0.054)       (0.036)     (0.027)     (0.035)     (0.057)
                                               ----------    ----------    --------    --------    --------
Net Asset Value, End of Period..............   $    1.000    $    1.000    $  1.000    $  1.000    $  1.000
                                               ===========   ===========   =========   =========   =========
Total Return................................         5.49%         3.62%       2.71%       3.52%       5.81%
Ratios/Supplemental Data:
  Net Assets, End of Period (in
    thousands)..............................   $1,551,998    $1,141,899    $546,264    $471,279    $335,093
  Ratio of Expenses to Average Net
    Assets++................................         0.59%         0.61%       0.61%       0.66%       0.66%
  Ratio of Net Investment Income to Average
    Net Assets..............................         5.35%         3.75%       2.68%       3.46%       5.65%

---------------
++ Ratios of expenses before effect of waivers were 0.62%, 0.64%, 0.64%, 0.70%, and 0.72%, respectively.


See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                                 THE CASH MANAGEMENT FUND
                                                ----------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30,
                                                ----------------------------------------------------------
                                                   1995         1994        1993        1992        1991
                                                ----------    --------    --------    --------    --------
Net Asset Value, Beginning of Period.........   $    1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                ----------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income......................        0.054       0.036       0.027       0.035       0.059
                                                ----------    --------    --------    --------    --------
Less Distributions:
  Dividends from net investment income.......       (0.054)     (0.036)     (0.027)     (0.035)     (0.059)
                                                ----------    --------    --------    --------    --------
Net Asset Value, End of Period...............   $    1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                ===========   =========   =========   =========   =========
Total Return.................................         5.49%       3.62%       2.74%       3.51%       6.01%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)...   $1,634,493    $990,045    $861,025    $560,173    $343,166
  Ratio of Expenses to Average Net
    Assets++.................................         0.58%       0.58%       0.61%       0.67%       0.67%
  Ratio of Net Investment Income to Average
    Net Assets...............................         5.35%       3.62%       2.70%       3.41%       5.84%

---------------
++ Ratios of expenses before effect of waivers were 0.62%, 0.62%, 0.64%, 0.72%, and 0.73%, respectively.


See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                               THE TAX FREE MONEY MARKET FUND
                                                  --------------------------------------------------------
                                                                  YEAR ENDED NOVEMBER 30,
                                                  --------------------------------------------------------
                                                    1995        1994        1993        1992        1991
                                                  --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period...........   $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                  --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income........................      0.032       0.022       0.019       0.026       0.041
                                                  --------    --------    --------    --------    --------
Less Distributions:
  Dividends from net investment income.........     (0.032)     (0.022)     (0.019)     (0.026)     (0.041)
                                                  --------    --------    --------    --------    --------
Net Asset Value, End of Period.................   $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                  =========   =========   =========   =========   =========
Total Return...................................       3.29%       2.23%       1.91%       2.61%       4.21%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands).....   $314,466    $359,042    $235,196    $195,952    $135,514
  Ratio of Expenses to Average Net Assets++....       0.62%       0.61%       0.63%       0.67%       0.67%
  Ratio of Net Investment Income to Average Net
    Assets.....................................       3.29%       2.22%       1.89%       2.55%       4.13%

---------------
++ Ratios of expenses before effect of waivers were 0.66%, 0.64%, 0.66%, 0.74%, and 0.74%, respectively.


See accompanying notes to financial statements.

THE HANOVER FUNDS, INC.
Financial Highlights (continued)
For a share outstanding throughout each period

                                                           THE NEW YORK TAX FREE MONEY MARKET FUND
                                                   -------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                                   -------------------------------------------------------
                                                     1995        1994        1993        1992       1991
                                                   --------    --------    --------    --------    -------
Net Asset Value, Beginning of Period............   $  1.000    $  1.000    $  1.000    $  1.000    $ 1.000
                                                   --------    --------    --------    --------    -------
Income from Investment Operations:
  Net investment income.........................      0.032       0.020       0.016       0.024      0.037
                                                   --------    --------    --------    --------    -------
Less Distributions:
  Dividends from net investment income..........     (0.032)     (0.020)     (0.016)     (0.024)    (0.037)
                                                   --------    --------    --------    --------    -------
Net Asset Value, End of Period..................   $  1.000    $  1.000    $  1.000    $  1.000    $ 1.000
                                                   =========   =========   =========   =========   ========
Total Return....................................       3.20%       1.99%       1.63%       2.29%      3.77%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands)......   $252,621    $182,007    $163,638    $146,640    $39,776
  Ratio of Expenses to Average Net Assets++.....       0.60%       0.60%       0.63%       0.66%      0.67%
  Ratio of Net Investment Income to Average Net
    Assets......................................       3.15%       1.97%       1.64%       2.26%      3.70%

---------------
++ Ratios of expenses before effect of waivers were 0.64%, 0.65%, 0.66%, 0.81%, and 0.80%, respectively.

See accompanying notes to financial statements.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
     The Hanover Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Hanover Funds, Inc. (The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund, and The New York Tax Free Money Market Fund), including the portfolios of investments, as of November 30, 1995 and the related statements of operations for the year then ended, and statements of changes in net assets for each of the years in the two-years then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification of securities owned at November 30, 1995, by count and by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hanover Funds, Inc. (The 100% U.S. Treasury Securities Money Market Fund, The U.S. Treasury Money Market Fund, The Government Money Market Fund, The Cash Management Fund, The Tax Free Money Market Fund, and The New York Tax Free Money Market Fund), as of November 30, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-years then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

January 19, 1996

                           PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a)  Financial Statements:

         The Financial Statements included in Parts A and B of this Registration Statement are as follows:

         Condensed Financial Information


              The 100% Treasury Securities Money Market Fund Portfolio of Investments dated November 30, 1995



              The U.S. Treasury Money Market Fund Portfolio of Investments dated November 30, 1995



              The Government Money Market Fund Portfolio of Investments dated November 30, 1995



              The Cash Management Fund Portfolio of Investments dated November 30, 1995



              The Tax Free Money Market Fund Portfolio of Investments dated November 30, 1995



              The New York Tax Free Money Market Fund Portfolio of Investments dated November 30, 1995


              Footnotes to Portfolios


              Statement of Assets and Liabilities dated November 30, 1995



              Statement of Operations for the period ended November 30, 1995


              Statement of Changes in Net Assets

              Notes to Financial Statements

              Financial Highlights


              Independent Auditors' Report dated January 19, 1996


         (b)  Exhibits:

         Exhibit
         Number                      Description
         -------                     -----------

         1(a)       --       Registrant's Articles of Incorporation are
                             incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form N-1A, filed October 6, 1988, Registration Nos. 33-24753 and 811-5668 (the "Registration Statement").

         Exhibit
         Number                      Description
         -------                     -----------


         1(b)       --       Registrant's Articles of Amendment are
                             incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment No. 1, filed November 15,
                             1988 to the Registration Statement.

         1(c)       --       Registrant's Articles Supplementary are
                             incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 6 ("Post-Effective
                             Amendment No. 6"), filed June 3, 1991, to the
                             Registration Statement.

         1(d)       --       Registrant's Articles Supplementary are
                             incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 8 ("Post-Effective
                             Amendment No. 8"), filed June 19, 1992, to the
                             Registration Statement.

         2          --       Registrant's Amended and Restated By-Laws are
                             incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8

         3          --       None.

         4(a)       --       Forms of Stock Certificate for shares of Class A
                             stock is incorporated by reference to Exhibit 4(a) to Pre-Effective Amendment No. 2, filed December
                             12, 1988 ("Pre-Effective Amendment No. 2") to the
                             Registration Statement.

         4(b)       --       Form of Stock Certificate for shares of Class B
                             stock is incorporated by reference to Exhibit 4(b) to Pre-Effective Amendment No. 2.

         4(c)       --       Form of Stock Certificate for shares of Class C
                             stock is incorporated by reference to Exhibit 4(c) to Pre-Effective Amendment No. 2.

         4(d)       --       Form of Stock Certificate for shares of Class D
                             stock is incorporated by reference to Exhibit 4(d) to Pre-Effective Amendment No. 2.

         4(e)       --       Form of Stock Certificate for shares of Class E
                             stock is incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 6.

         4(f)       --       Form of Stock Certificate for shares of Class F
                             stock is incorporated by reference to Exhibit 4(f) to Post-Effective Amendment No. 8.

         5(a)       --       Form of Advisory Agreements between Registrant and
                             Chemical Bank is incorporated by reference to
                             Exhibit 5(d) to Post-Effective Amendment No. 7, filed December 31, 1991, to the Registration
                             Statement.

         Exhibit
         Number                      Description
         -------                     -----------

         5(b)       --       Form of Advisory Agreements between Registrant and
                             The Portfolio Group, Inc. for The 100% U.S.
                             Treasury Securities Money Market Fund, The
                             Government Money Market Fund, The New York Tax
                             Free Money Market Fund and The U.S. Treasury Money
                             Market Fund is incorporated by reference to
                             Exhibit 5(b) to Post-Effective Amendment No. 8.


         5(c)       --       Form of Advisory Agreements between Registrant and
                             Texas Commerce Bank, National Association for The
                             Cash Management Fund and The Tax Free Money Market
                             Fund.


         6(a)       --       Form of Distribution Agreement between Registrant
                             and Furman Selz Incorporated is incorporated by reference to Exhibit 6(c) to Post-Effective
                             Amendment No. 8.

         6(b)       --       Form of Distribution Agreement between Registrant
                             and Hanover Funds Distributor, Inc. is
                             incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 10, filed August 27,
                             1992 ("Post-Effective Amendment No. 10"), to the
                             Registration Statement.

         7          --       None.

         8          --       Form of Custodian Agreement between Registrant and
                             Chemical Bank is incorporated by reference to
                             Exhibit 8(b) to Post-Effective Amendment No. 8.

         9(a)       --       Form of Administration and Accounting Services
                             Agreement between Registrant and Chemical Bank is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 8.

         9(b)       --       Form of Administration Agreement between
                             Registrant and Furman Selz Incorporated is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 8.

         9(c)       --       Form of Transfer Agency Agreement between
                             Registrant and Chemical Bank is incorporated by reference to Exhibit 9(f) to Post-Effective
                             Amendment No. 8.

         9(d)       --       Form of Sub-Transfer Agency Agreement between
                             Registrant, Chemical and Furman Selz Incorporated is incorporated by reference to Exhibit 9(i) to Post-Effective Amendment No. 8.

         9(e)       --       Form of Shareholder Servicing Agreement between
                             Registrant and Chemical Bank is incorporated by

         Exhibit
         Number                      Description
         -------                     -----------


                             reference to Exhibit 9(n) to Post-Effective
                             Amendment No. 8.

         9(f)       --       Form of Shareholder Servicing Agreement between
                             Registrant and Furman Selz Incorporated is incorporated by reference to Exhibit 9(o) to Post-Effective Amendment No. 8.

         9(g)       --       Form of Shareholder Servicing Agreement between
                             Registrant and Texas Commerce Bank, National
                             Association is incorporated by reference to
                             Exhibit 9(p) to Post-Effective Amendment No. 8.

         9(h)       --       Agreement and Plan of Reorganization and
                             Liquidation between Registrant and CBC Cornerstone
                             Funds is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 8.


         9(i)       --       Form of Amendment to Administration and Accounting
                             Services Agreement between Registrant and Chemical
                             Bank is incorporated by reference to Exhibit 9(i) to Post-Effective Amendment No. 14, filed March
                             30, 1995 ("Post-Effective Amendment No. 14"), to the Registration Statement.



         9(j)       --       Form of Accounting Services Agreement between
                             Registrant and Furman Selz Incorporated is incorporated by reference to Exhibit 9(j) to Post-Effective Amendment No. 14.


         10         --       Opinion and consent by Venable, Baetjer and Howard
                             is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 10.

         11(a)      --       Consent of KPMG Peat Marwick LLP.

         11(b)      --       Powers of Attorney for Messrs. McElroy, Eppley,
                             Rohner, Pileggi and Ms. Zopfi are incorporated by reference to Exhibit 11(b) to Post-Effective
                             Amendment No. 8.


         11(c)      --       Power of Attorney for Mr. Sloterbeck is
                             incorporated by reference to Exhibit 11(c) to Post-Effective Amendment No. 14.


         12         --       None.

         13(a)      --       Share Purchase Agreement between Registrant and
                             TBC Funds Distributor, Inc. is incorporated by reference to Exhibit 13 to Post-Effective
                             Amendment No. 1.

         13(b)      --       Share Purchase Agreement between Registrant and TBC
                             Funds Distributor, Inc. with respect to Class E
                             Shares

         Exhibit
         Number                      Description
         -------                     -----------

                             is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 6.

         13(c)      --       Share Purchase Agreement between Registrant and
                             Furman Selz Incorporated with respect to Class F
                             Shares is incorporated by reference to Exhibit
                             13(c) to Post-Effective Amendment No. 8.

         14         --       None.

         15         --       Form of Distribution Plan, as amended, is
                             incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 10.


         16         --       Schedule of performance calculations.



         17         --       Financial Data Schedules


Item 25.         Persons Controlled by or under Common Control with Registrant.

                 Registrant is controlled by its Board of Directors.


Item 26.         Number of Holders of Securities.


                                                                                      Number of Record Holders at
          Title of Class                                                                     March 20, 1996
          --------------                                                                     --------------
          Shares of The 100% U.S. Treasury Securities Money Market Fund, par
          value $.001 per share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,892

          Shares of The U.S. Treasury Money Market Fund, par value $.001 per
          share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,807

          Shares of The Government Money Market Fund, par value $.001 per
          share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,867

          Shares of The Cash Management Fund, par value $.001 per share  . . . . . . . . .       4,485

          Shares of The Tax Free Money Market Fund, par value $.001 per share  . . . . . .         820

          Shares of The New York Tax Free Money Market Fund, par value
          $.001 per share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,669

Item 27.         Indemnification.


                 Reference is made to Article VII of Registrant's Articles of Incorporation, Article IV of Registrant's By-Laws, Paragraph 4 of the form of Distribution Agreement between Registrant and Hanover Funds Distributor, Inc. (Exhibit 6(b) hereto), Paragraph 22 of the Form of Custodian Agreement between Registrant and Chemical Bank (Exhibit 8 hereto), Paragraph 13 of the Form of Administration and Accounting Services Agreement between Registrant and Chemical Bank (Exhibit 9(a) hereto), Paragraph 17 of the Form of Transfer Agency Agreement between Registrant and Chemical Bank (Exhibit 9(c) hereto), Paragraph 7 of the Forms of Shareholder Servicing Agreement (Exhibit 9(e), 9(f) and 9(g) hereto) and Paragraph 14 of the Form of Accounting Services Agreement between Registrant and Furman Selz Incorporated (Exhibit 9(j) hereto).


                 Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 28.         Business and Other Connections of Investment Adviser.


                 The Portfolio Group, Inc. ("The Portfolio Group") and Texas Commerce Bank, National Association ("TCB") provide a wide range of asset management services to individuals, institutions and retirement benefit plans.



                 The list required by this Item 28 of officers and directors of The Portfolio Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by The Portfolio Group pursuant to the Advisers Act (SEC File No. 801-19502).



                 To the knowledge of Registrant, none of the Directors or executive officers of TCB except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of TCB also hold or have held various positions with bank and non-bank affiliates of TCB.







                                                                                Principal Occupation or Other
                                                                                Employment of a Substantial
                                        Position                                Nature During the Past Two
 Name                                   with TCB                                Years
 ----                                   --------                                -----------------------------

David W. Biegler                        Director                                Chairman, President and CEO,
                                                                                ENSERCH Corporation, 300 South
                                                                                St. Paul, Dallas, TX 75201

Charles W. Duncan                       Director                                Private Investing, 600 Travis,
                                                                                Houston, TX 77002-3007

Dennis R. Hendrix                       Director                                Chairman, President and CEO,
                                                                                Panhandle Eastern Corporation,
                                                                                P.O. Box 1642, Houston, TX 77251-1642

Harold S. Hook                          Director                                Chairman and CEO,
                                                                                American General Corporation,
                                                                                P.O. Box 3247, Houston, TX 77253

R. Bruce LaBoon                         Director                                Managing Partner, Liddell, Sapp,
                                                                                Zivley, Hill & LaBoon, L.L.P.,
                                                                                3400 Texas Commerce Tower,
                                                                                Houston, TX 77002-3004







Item 29.         Principal Underwriters.

                 (a) In addition to Registrant, Hanover Funds Distributor, Inc. currently acts as distributor to The Hanover Investment Funds, Inc. Hanover Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc.

                 (b) The information required by this Item 29(b) with respect to each director, officer or partner of Hanover Funds Distributor, Inc. is as follows:


                                               Position and Offices
 Name and Principal                            with Hanover Funds                             Position and Offices With
 Business Address                              Distributor, Inc.                              Registrant
 ------------------                            --------------------                           ------------
 Michael C. Petrycki                           Director and                                   None
 Furman Selz Incorporated                      President
 230 Park Avenue
 New York, New York  10169

 Robert J. Miller                              Vice President and                             None
 Furman Selz Incorporated                      Chief Financial Officer
 230 Park Avenue
 New York, New York  10169

 Steven D. Blecher                             Vice President,                                None
 Furman Selz Incorporated                      Secretary and Treasurer
 230 Park Avenue
 New York, New York  10169

 Elizabeth Q. Solazzo                          Assistant Secretary                            None
 Furman Selz Incorporated
 230 Park Avenue
 New York, New York  10169

 Martin S. Wagner                              Assistant Secretary                            None
 Furman Selz Incorporated
 230 Park Avenue
 New York, New York  10169
                 (c)  Not applicable.

Item 30.         Location of Accounts and Records.

                 All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Rules thereunder are maintained at the offices of:

                 (1)      Furman Selz Incorporated
                          237 Park Avenue
                          New York, New York  10017

                 (2)      The Portfolio Group, Inc.
                          600 Fifth Avenue
                          New York, New York  10020


                 (3)      Texas Commerce Bank, National Association
                          712 Main Street
                          Houston, Texas  77002


                 (4)      Chemical Bank
                          450 West 33rd Street
                          New York, New York  10001


Item 31.         Management Services.

                 Not applicable.

Item 32.         Undertakings.

                 (a)  Not applicable.

                 (b)  Not applicable.

                 (c) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

                 (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                        SIGNATURES


                 Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed in its behalf by the undersigned, thereunto duly authorized in the City of New York, and State of New York on the 29th day of March, 1996.


                                        THE HANOVER FUNDS, INC.


                                        By:  /s/ John J. Pileggi
                                            -----------------------------
                                            John J. Pileggi, Treasurer


                 Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the 29th day of March, 1995.



Signature                               Title                                  Date
---------                               -----                                  ----
         *                              Director and President (Principal      March 29, 1996
------------------------                Executive Officer)
Joseph L. McElroy

         *                              Director and Chairman                  March 29, 1996
------------------------
Roland R. Eppley, Jr.

         *                              Director                               March 29, 1996
------------------------
Ralph J. Rohner

         *                              Director                               March 29, 1996
------------------------
David P. Sloterbeck, Jr.

         *                              Director                               March 29, 1996
------------------------
Anne K. Zopfi

         *                              Treasurer                              March 29, 1996
------------------------                (Principal Financial and Accounting
John J. Pileggi                         Officer)




                                           *By: /s/ Joan V. Fiore
                                                -------------------------------
                                                Joan V. Fiore
                                                Attorney-in-Fact

                            THE HANOVER FUNDS, INC.
                               INDEX TO EXHIBITS


Exhibit                                                                                                         Sequentially
Number                    Description of Exhibit                                                                Numbered Page
-------                   ----------------------                                                                -------------
5(c)      --          Form of Advisory Agreements between Registrant and Texas Commerce
                      Bank, National Association for The Cash Management Fund and The
                      Tax Free Money Market Fund.

11(a)     --          Consent of KPMG Peat Marwick LLP.

16        --          Schedule of performance calculations.

17        --          Financial Data Schedules.
